UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3334

CALVERT SOCIAL INVESTMENT FUND

(Exact name of registrant as specified in charter)

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

(Address of Principal Executive Offices)

William M. Tartikoff, Esq.

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

(Name and Address of Agent for Service)

Registrant's telephone number, including area code:  (301) 951-4800

Date of fiscal year end: September 30

Date of reporting period: Twelve months ended September 30, 2010

Item 1.  Report to Stockholders.

Calvert Social

Investment Fund

Annual Report

September 30, 2010

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TABLE
OF CONTENTS

4      Founding Chairman’s Letter

8      President’s Letter

11     Money Market Portfolio Management Discussion

14     Balanced Portfolio Management Discussion

19     Bond Portfolio Management Discussion

24     Equity Portfolio Management Discussion

29     Enhanced Equity Portfolio Management Discussion

34     Shareholder Expense Example

39     Report of Independent Registered Public Accounting Firm

40     Statements of Net Assets

75     Notes to Statements of Net Assets

80     Statements of Operations

82     Statements of Changes in Net Assets

91     Notes to Financial Statements

107   Financial Highlights

127   Explanation of Financial Tables

129   Proxy Voting and Availability of Quarterly Portfolio Holdings

130   Trustee and Officer Information Table

Dear Shareholder,

As this fiscal year comes to a close, the country is still a bit shell-shocked from the effects of the Great Recession.  The high unemployment rate of 9.6% as of September shows little sign of improvement. Housing prices have not recovered and millions of homes are in foreclosure. People are angry about Wall Street’s greed and the lack of concern shown for investors.  Neither those who invested in the banks nor the banks themselves overall have made much  money in recent years. In spite of this, the bank executives continue to take home billions in salaries and bonuses.

The good news in this story is the changing attitudes of many in the younger generation who are beginning to think in terms of taking charge through self reliance, social business, making an impact, and other world views your fund has long supported.  Indeed, the most popular club now at Harvard Business School is the Social Enterprise Club.

In My View

Some suggest we are in a process of deleveraging our debts that will take several years to complete. It’s true that the negative U.S. savings rate we saw before the financial crisis is now a healthy positive number. But the higher savings rate has come at the cost of lower overall demand, which is keeping the economy in the doldrums.  Economists have not yet figured out how to send a memo about this imbalance to the financial economy while keeping the real economy on track.

The Obama administration’s economists, whom I do admire, haven’t been able to articulate a vision to inspire the country forward. In fact, for the first time in American history, the next generation does not expect to live as well as their parents. We need programs that will provide America the productivity for the future and take care of the many retirees.

We also need to change our immigration policies and encourage more talented entrepreneurs to come here. And frankly, we need to make it simple for the new rich throughout the world to buy second homes, spend money, and educate their children in the universities here. We have borrowed so much money from abroad to buy goods from abroad that letting people spend those earnings in our great country would be a pretty good deal for the United States.

Since Congress can’t seem to agree on anything, the Federal Reserve is using its few remaining bullets to flood the country with money through what they call “Quantitative Easing Program #2” (QE2)--in short, printing money and buying up certain types of bonds to drive down long-term rates and “encourage” people to take more risk with their money.  But monetary policy can only do so much, and forcing people onto a risk curve by not paying them for holding onto their money is a dubious policy that may end with much disappointment. Due to this QE2 policy, bond prices have risen and interest rates have fallen. Many now think, as I do, that it may be better for long-term investors to keep a good portion of their assets in stocks, particularly in U.S. companies that have substantial earnings from abroad, and take advantage of the recovery of stock markets around the world over the next few years.

We need more bold approaches and out-of-the-box ideas to get the economy moving again.  As I write this, I am at an Opportunity Collaboration conference in Mexico, which is focused on serving the poor around the world. Perhaps we should be making major social impact investments to relieve poverty through training and infrastructure--like clean water--to enfranchise billions into the world economy.  We need to have a vision for a global economy. And we need to build up the much larger emerging world so that it can buy the higher-value U.S. products and services that create sustainable jobs.

In the meantime, Calvert continues to work hard to ensure that you have a say in charting new paths to a more prosperous future. Below are a few ways we have done so over the past 12 months.

Shareholder Resolutions

For the 2010 proxy season, Calvert filed a record 45 resolutions—including 30 as the lead filer. Resolution issues focused on climate change, board and employee diversity, executive compensation, sustainability reporting, and political contributions. Thus far, we have negotiated 31 successful withdrawals after the companies have agreed to address our objectives.

The resolutions featured two new issues this year—climate change adaptation and board chair independence. The first asked Dover Corporation to report on how it plans to assess and manage the impact of climate change on its business. Management agreed, so the resolution was successfully withdrawn.

On the second new issue, we recommended that Chesapeake Energy and Eaton Corporation separate the Board of Directors Chair and CEO positions to strengthen the Board’s oversight of company management and accountability to shareholders (which is emerging as a corporate governance best practice). Both resolutions were successfully withdrawn after management agreed to appoint a Lead Independent Director.

Community Investments

Many of our Funds participate in Calvert’s High Social Impact Investing program, which is administered through the Calvert Social Investment Foundation. This community investment program may allocate a small percentage of Fund assets at below-market interest rates to investments that provide economic opportunity for struggling populations.1

The Foundation recently launched its Green Strategies to Fight Poverty™  investment initiative, which allows investors to target their Community Investment Note investments to organizations and projects that both fight poverty and protect the environment. Finally, although we were sad to see her go, we’re excited that Calvert Foundation President Shari Berenbach was asked to join the Obama administration and lead microfinance initiatives for USAID.

Special Equities

A modest but important portion of certain funds is allocated to small private companies that are developing products or services that address important sustainability or environmental issues. CSIF Equity Portfolio has invested in Marrone Bio Innovations, which uses bio-based systems to control pests and weeds and recently received emergency-use approval from the EPA to sell its new invasive mussel control system in certain areas of the western U.S. The company also submitted a second organic herbicide product--for use on both organic and industrial farms--for approval to the EPA.

Calvert Large Cap Growth Fund invested in the Berkeley Renewable Energy Asia Fund, which brings renewable energy to areas of the world without access to a central power grid. Led by a management team with a long history in the industry, Berkeley mitigates the construction risk by helping communities build the plants and then sell them to a service provider once they’re up and running.2

Finally, I just want to say that so many people at these conferences I attend have said thank you for the work Calvert’s been doing in this area for such a long time. While I am happy to hear their appreciation, the thanks truly go to you--because your participation in the Fund has made this pioneering work possible.

Wayne Silby
Founding Chair
October 2010

1 As of September 30, 2010, Calvert Social Investment Foundation Community Investment Notes represented the following percentages of Fund net assets: Calvert Social Investment Fund (CSIF) Balanced Portfolio 0.94%, CSIF Bond Portfolio 0.34%, CSIF Equity Portfolio 0.52%, Calvert Capital Accumulation Fund 1.29%, Calvert World Values International Equity Fund 1.19%, Calvert New Vision Small Cap Fund 0.78%, and Calvert Large Cap Growth Fund 0.56%. The Calvert Social Investment Foundation is a 501(c)(3) nonprofit organization. The Foundation’s Community Investment Note Program is not a mutual fund and should not be confused with any Calvert Group-sponsored investment product.

2 As of September 30, 2010, Marrone Bio Innovations represented 0.05% of CSIF Equity Portfolio; Berkeley Renewable  Energy Asia Fund represented 0.002% of Calvert Large Cap Growth Fund. All holdings are subject to change without notice.

As of September 30, 2010, the following companies represented the following percentages of Fund net assets: Dover Corporation represented 0.15% of Calvert Social Index Fund. Chesapeake Energy represented 0.22% of CSIF Balanced Portfolio, 0.79% of CSIF Bond Portfolio, and 0.22% of Calvert Social Index Fund. Eaton Corporation represented 0.52% of CSIF Enhanced Equity Portfolio and 0.20% of Calvert Social Index Fund. All holdings are subject to change without notice.

Dear Shareholders:

Over the 12-month reporting period, the U.S. financial markets and economy continued to recover, in fits and starts, from the “Great Recession.” As economic data vacillated between good and bad news on employment, housing trends, business strength, and consumer confidence, market volatility and investor sentiment also see-sawed.

During the winter, investors became less risk averse, pouring money into higher-yielding areas of the bond market as well as stocks, which reached 18-month highs in March. Later in the spring, however, investor sentiment took an abrupt turn as confidence in the   global economic recovery waned and fears of a double-dip recession grew. Following a dismal August for the stock market, September saw a surge in stock prices lifted by strong corporate earnings reports and renewed investor interest in bargain-priced stocks. In the bond market, Treasury yields moved lower over the 12-month reporting period and corporate bonds generally performed well.

Economic Recovery Slow But on Track

Looking ahead, the pace of economic recovery has clearly slowed, causing Federal Reserve (Fed) Chairman Ben Bernanke to say that the Fed stands ready to use all of the tools at its disposal to reinvigorate the U.S. economy.  In our view, while the country faces sobering challenges related to the unemployment rate, high levels of government debt, and the stumbling housing market, we also see encouraging signs of economic recovery. Overall, companies have strong balance sheets and cash positions, have reported stronger-than-expected corporate earnings, and are investing in their businesses. Consumers are generally “deleveraging” by saving more and paying down their debt.  Financial reform is under way in the U.S. that may help reassure investors and stabilize the markets. Globally, central banks around the world are continuing to pursue extremely accommodative monetary policies to encourage economic recovery.

In this transitional environment, we believe that both the equity and fixed-income markets are likely to continue to be somewhat volatile. In our view, investment strategies that include sustainability criteria may be better positioned to weather these uncertainties and provide long-term value.

Markets Challenged, But Gain Ground

Despite the volatility over the course of the 12-month reporting period, domestic and international stocks had moved solidly ahead by the end of the period. U.S. stock indexes reported 12-month gains across all styles, strategies, and capitalization ranges. The large-cap Russell 1000 Index and the Standard & Poor’s 500 Index returned 10.75% and 10.16%, respectively. Mid-cap stocks were the top-performing category, with the Russell Midcap Index up 17.54%, while the small-cap Russell 2000 Index rose 13.35%. In terms of style, growth stocks moderately outpaced value stocks. On the international front, the MSCI EAFE Investable Market Index (IMI), a benchmark for international stocks, edged up 4.23%, and the MSCI Emerging Markets IMI was up 21.97%.

In the fixed-income markets, the Barclays Capital U.S. Credit Index, a market barometer for investment-grade bonds, was up 11.67%. In line with the Fed’s federal funds rate target of  0% to 0.25%, money market returns remained very low.

The Gulf of Mexico Oil Spill and the Extractives Industry

In the wake of the April 20 oil spill in the Gulf of Mexico, Americans have continued to grapple with the devastation caused by the spill and its long-term environmental, societal, and economic implications. Calvert shares the concern and the frustration felt by the millions of people affected by this tragedy.

Following the spill, Calvert met with BP officials, urging BP not only to clean up the current spill, but also to implement stronger safety and process management standards for its contractors. We are also evaluating how our advocacy objectives with deepwater oil-drilling companies may help prevent such disasters in the future.

In terms of extraction methodologies, Calvert has long recognized that as readily accessible supplies of oil and gas dry up, companies may be forced to seek mineral resources in countries with poor governance, weak rule of law, and high levels of corruption. Accordingly, over the past two years, we have been a leading advocate for transparency requirements for extractive industries. In July, the U.S. Congress passed legislation requiring companies to disclose payments that they make to the U.S. or foreign governments for the purpose of commercial development of oil, natural gas, or minerals. We believe this legislation is a milestone toward helping advance environmental sustainability in this industry.

In our view, the oil spill also underlines the urgency for expanded investment—with greater federal incentives—in alternative energy sources.

Financial Reform Under Way

Looking ahead, long-awaited financial reform is under way with Congressional passage of the largest financial reform bill since the Great Depression. The Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act) is designed to address inadequate regulation of Wall Street firms and the type of unrestrained environment that contributed to the credit crisis of 2008 and the ensuing global market meltdown. The Dodd-Frank Act seeks to establish strong consumer protections, shield taxpayers from future corporate bailouts, shine a light on the “shadow markets” and derivatives trading, and expand the role of shareholders in corporate governance. While these goals are laudable, the impact of the Dodd-Frank Act on the financial industry—and ultimately its ability to prevent another financial crisis—must stand the test of time.

As the Obama administration and Congress work to implement key financial reforms, we believe that over time these efforts may work to redress some systemic imbalances in the financial system and provide additional stability to the economy and markets.

Review Your Portfolio Allocations

In our view, the financial markets are likely to be in transition for some time as the government tackles financial reform, the global economy continues to recover, and political elections in the U.S. impact a variety of government policies. Now may be an opportune time to review your overall investment strategy and portfolio allocations with your financial advisor. Check to ensure that your target mix of U.S. and international stocks, bonds, and cash is well-diversified and appropriate given your investment goals, stage of life, and attitude toward risk.

For up-to-date economic and market commentary from Calvert professionals, along with information on current Calvert sustainability initiatives, please visit our website,
www.calvert.com.

As always, we appreciate your investing with Calvert.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
October 2010

CSIF Money Market Portfolio

September 30, 2010

Investment Performance

(Total Return)

	6 Months	12 Months
	ended	ended
	9/30/10	9/30/10
Class A	0.005%	0.01%
Lipper Money Market Funds Average	0.02%	0.03%

Average Annual Total Returns
One year	0.01%
Five year	2.51%
Ten year	2.16%

7-Day Simple/Effective Yield

7-day simple yield	0.01%
7-day effective yield	0.01%

% of Total
Investment Allocation	Investments
Variable Rate	80%
Demand Notes
U.S. Government Agencies and Instrumentalities	14.7%
Commercial Paper	3.1%
U.S. Treasury	2.1%
Loans and Deposit Receipts Guaranteed by U.S. Government Agencies	0.1%
Total	100%

Total return assumes reinvestment of dividends. The performance data shown represents past performance and does not guarantee future results.  Investment return will fluctuate so that current performance may be lower or higher than the performance data quoted.  An investment in the Fund/portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Although the Fund/Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund/Portfolio.  Visit www.calvert.com for current performance data.

Portfolio
Management
Discussion

Thomas A. Dailey of Calvert Asset Management Company

Investment Performance

For the 12-month period ended September 30, 2010, CSIF Money Market Portfolio returned 0.005%. Its benchmark, the Lipper Money Market Funds Average, returned 0.03% over the same period. The reporting period featured extremely low short-term interest rates.

Investment Climate

The 12-month period that ended September 30, 2010 was another eventful chapter in the history of the U.S. economy and financial markets. The period can be divided, roughly, into three parts. The first, from fall 2009 through winter 2010, featured solid economic growth driven by federal stimulus funding and corporate inventory replenishment. During this time, interest rates increased, with the yield on 10-year Treasury notes reaching 4% early in April.1 The Federal Reserve (Fed) began to passively withdraw monetary stimulus and prepared to more actively draw off excess reserves later in the year.

In the spring, the brewing European sovereign debt crisis boiled over and investors’ risk aversion returned. The European Union and European Central Bank struggled to establish control, which eventually affected U.S. markets. Yields on liquid, low-risk instruments like Treasuries declined, while the prices of stocks and riskier bonds fell. In addition, there was evidence that the U.S. recovery had stumbled. Indeed, economic growth, which had reached a 5% annualized rate during the last quarter of 2009,2 slowed to 1.7% annualized for the April through June period. The pace of private sector job creation also slowed, and the Fed shelved its plan to withdraw monetary stimulus.

In the summer, European leaders firmly took control of the debt crisis. Investors’ risk appetite revived and markets recovered globally. Savers sought to escape money-market yields, which were near zero percent, and investors sought higher-yielding opportunities. The U.S. economic outlook, however, remained uncertain. During the last three months of the reporting period, the Fed made it clear that low interest rates would persist. In addition, the Fed revived its Treasury purchase program during August. Bonds continued to rally, providing strong returns in the July through September quarter.

As of early October, estimates of economic growth from the Wall Street Journal survey of economic forecasters indicated that the economy grew 3.2% over the entire reporting period. This is in line with the long-term average growth rate for the United States, but is only about one-half the pace experienced during the recovery stages of past deep recessions. We believe that the recovery phase will probably end in the first quarter of 2011, when GDP growth will likely match or eclipse its 2007 high.

The core inflation rate dropped steadily during the first half of the reporting period before settling at 0.9%. It has remained at that level for the past several months.3 The dollar declined broadly, except against the euro, as investors expected the U.S. government and central bank to continue to pursue weak-dollar policies to support exports.

Portfolio Strategy

Since the Fed kept the federal funds rate at historic lows during the period, we continued to invest primarily in variable-rate demand notes and U.S. Treasury and agency securities.  This strategy allowed us to provide liquidity and preserve principal without sacrificing credit quality or increasing interest-rate risk.

Outlook

Looking ahead, we think that the process of economic recovery, repair, and restructuring after the severe financial crisis of 2008 and 2009 will continue. However, deleveraging in the private sector will probably continue to act as a drag on economic growth, limiting the strength of the recovery. We expect the Fed to continue with its expansionary monetary policy to support the anemic economic recovery. On the other hand, in the current political environment, we don’t foresee the passage of any large new fiscal stimulus packages unless the economy falls into another recession.

Since the Fed has continued to use the fed funds rate to keep short-term interest rates pegged to the floor, money-market yields remain paltry. Regardless, taxable and tax-exempt money-market assets remain substantial at roughly $2.8 trillion. When the fed funds rate eventually begins to rise, the rates on variable-rate demand notes will immediately rise in response, quickly passing the income benefits on to our investors.

October 2010

1 Source for interest rate data: Federal Reserve

2 Bureau of Economic Analysis

3 Bureau of Labor Statistics

CSIF Balanced

portfolio

September 30, 2010

Investment Performance

(total return at NAV*)

	6 Months	12 Months
	ended	ended
	9/30/10	9/30/10
Class A	1.11%	9.12%
Class B	0.63%	8.02%
Class C	0.71%	8.17%
Class I	1.42%	9.72%
Russell 1000 Index**	-1.21%	10.75%
Balanced Composite Benchmark	2.50%	11.12%
Lipper Mixed-Asset Target Allocation Growth Funds Average	1.20%	9.34%

Ten Largest Stock Holdings

% of Net Assets
EMC Corp.	1.7%
Nike, Inc., Class B	1.7%
Express Scripts, Inc.	1.7%
Microsoft Corp.	1.5%
Aflac, Inc.	1.5%
Cummins, Inc.	1.5%
AT&T, Inc.	1.5%
Colgate-Palmolive Co.	1.5%
FMC Technologies, Inc.	1.5%
Qualcomm, Inc.	1.4%
Total	15.5%

*Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 4.75% front-end sales charge or any deferred sales charge.

**In December 2009 the Fund changed its broad-based benchmark to the Russell 1000 Index from the Calvert Balanced Composite Benchmark Blend (the “Balanced Composite Benchmark”), 60% of which is comprised of the Russell 1000 Index and 40% of which is comprised of the Barclays Capital U.S. Credit Index, in order to adopt an index that is not blended. The Fund also continues to show the Balanced Composite Benchmark because it is more consistent with the Fund’s portfolio construction process and represents a more accurate reflection of the Fund’s anticipated risk and return patterns.

Portfolio Management Discussion

Natalie A. Trunow,

Senior Vice President, Chief Investment Officer - Equities of Calvert Asset Management Company

Performance

CSIF Balanced Portfolio Class A shares (at NAV) returned 9.12% for the 12-month period ended September 30, 2010, underperforming its benchmark, the Russell 1000 Index, which posted a return of 10.75%.  The Portfolio’s stock and bond allocations both contributed to the underperformance.

In the Portfolio Strategy discussion below, we provide an analysis of the performance of the Portfolio relative to a secondary benchmark, which is more representative of the stock and bond allocation of this Portfolio.

Investment Climate

After a year of uncertainty about global economic recovery, stock markets worldwide ended the reporting period in positive territory. Overall, markets have largely built on the rally that started in early March 2009 as investors fluctuated between optimism and uncertainty about the sustainability of an economic recovery, including fears of a double-dip recession. However, we saw sharp sell-offs in the second quarter of 2010 after dramatic downgrades in the sovereign creditworthiness of Greece, Spain, and Dubai  rattled global financial markets and escalated the economic uncertainty. But European leaders gained control of the debt crisis during the summer--reviving investors’ risk appetite and helping markets recover globally.

In the U.S., economic news throughout the period suggested a slow and sometimes uneven recovery was underway.  GDP growth in the fourth quarter of 2009 turned positive for the first time since the second quarter of 2008, largely due to government stimulus efforts. However, economic recovery in the second half of 2010 has been slower than most original forecasts, with early estimates of 2.4% for the second quarter of 2010 lowered to 1.7%.

The housing market improved for a time but fell again after the first-time homebuyer credit expired, so depressed home prices continued to weigh on consumers’ shaky confidence. Since consumer spending makes up 75% of the economy, recovery will remain slow until consumers become more comfortable.

Savers sought to escape money-market yields near zero percent, and investors sought higher-yielding opportunities. During the last quarter of the period, the Fed made it clear that low interest rates would continue and also restored its U.S. Treasuries purchase program. Bonds continued to rally and provide strong returns through period end.

Early October estimates from the Wall Street Journal survey of economic forecasters indicated the economy grew 3.2% over the entire reporting period. While this is in line with the long-term average growth rate for the U.S., it is only about one-half the pace during the recovery stages of past deep recessions. We believe the recovery phase will probably end in the first quarter of 2011, when GDP growth will likely match or eclipse its 2007 high.

Portfolio Strategy

Calvert generally maintains a weighting of 60% stocks and 40% bonds in the Portfolio.  With the high level of market volatility over the past year, the actual weighting has fluctuated as stock and bond returns varied. Calvert tracked the Portfolio’s stock and bond exposure throughout the period to make sure this weighting did not fluctuate excessively. Still, the sudden market shifts created a slight drag on performance during the reporting period.

Equities

The Portfolio’s stock allocation underperformed for the period primarily due to poor stock selection in the Financials and Consumer Discretionary sectors. In the Consumer Discretionary sector, Kohl’s and McGraw-Hill were among the biggest contributors to this underperformance. In Financials , investments in Goldman Sachs, Northern Trust, and Principal Financial underperformed.1

However, stock selection in the Energy and Industrials sectors benefited the Portfolio.  In Energy, Smith International rose after being acquired. EOG Resources and FMC Technologies produced strong returns as well. In the Industrials sector, heavy equipment manufacturers Cummins and Deere each gained more than 60%.

Fixed Income

While the gains from our yield-curve and credit-quality strategies helped the performance of the fixed-income portion of the Portfolio, these gains were more than offset by a relatively short duration.

At the beginning of the period, we positioned the bond portion of the Portfolio for a flattening yield curve, which helped as the yield differential between two- and 10-year U.S. Treasuries compressed from 2.36 percentage points to 2.09 percentage points over the past year.

Since we also anticipated a rising interest rate environment, we allocated 6.95% of the Portfolio’s fixed-income allocation to high-yield bonds, which are not in the benchmark index. Again, this proved to be favorable as high-yield securities, as measured by the Barclays Capital U.S. Corporate High Yield Index, returned 18.44% versus 11.67% for the broad investment-grade benchmark index.

However, these gains were not enough to overcome the disadvantage of the Portfolio’s short duration relative to the benchmark. (Duration is a measure of a portfolio’s sensitivity to changes in interest rates. The longer the duration, the greater the change in price relative to interest rate movements.) The Portfolio uses Treasury futures to hedge its interest rate position. As two- and 10-year Treasury yields fell, bond prices rose.  While this helped the Portfolio’s absolute returns, it helped the benchmark, with its longer relative duration, more.

Outlook

Looking ahead, we believe the process of economic recovery, repair, and restructuring will continue. However, it’s likely that deleveraging in the private sector will continue to act as a drag on economic growth and limit the strength of the recovery. But while we anticipate a somewhat more challenged earnings environment later this year, we believe that corporate sector strength is likely to persist and continue to support the overall economic recovery.

We also believe that, given relative valuations and capital flows, the sharp outperformance of bonds versus equities over the past several months is bound to reverse, with equities likely outperforming bonds over the next six to 18 months. Overall, our outlook continues to call for a slow, gradual pace to the economic recovery and a generally positive environment for the markets, barring any major geopolitical calamities.

October 2010

1All returns shown for individual holdings reflect that part of the reporting period the holdings were held.

As of September 30, 2010, the following companies represented the following percentages of Portfolio net assets: Kohl’s 0%,  McGraw-Hill 1.29%, Goldman Sachs 2.35%, Northern Trust 0%, Principal Financial 0%, Smith International 0%, EOG Resources 0%, FMC Technologies 3.06%, Cummins 3.55%, and Deere 1.20%. All holdings are subject to change without notice.

CSIF Balanced

portfolio

September 30, 2010

Average Annual Total Returns

Class A Shares	(with max. load)
One year	4.01%
Five year	0.06%
Ten year	0.17%

Class B Shares	(with max. load)
One year	3.15%
Five year	-0.16%
Ten year	-0.35%

Class C Shares	(with max. load)
One year	7.30%
Five year	0.12%
Ten year	-0.30%

Class I Shares*
One year	9.72%
Five year	1.56%
Ten year	1.10%

Asset Allocation	% of Total Investments
Equity Investments	63%
Bonds	37%
100%

* Note Regarding Class I Shares Total Returns: There were times during the reporting period when there were no shareholders in Class I. For purposes of reporting Average Annual Total Return, Class A performance at NAV (i.e. does not reflect deduction of the Class A front-end sales charge) is used during these periods in which there were no shareholders in Class I. For purposes of this Average Annual Total Return, the Class A performance at NAV was used during the period June 30, 2003 through December 27, 2004.

Growth of $10,000

The graph below shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds without 10-year records). The results shown are for Class A shares and reflect the deduction of the maximum front-end Class A sales charge of 4.75% and assume the reinvestment of dividends.  The result is compared with benchmarks that include a broad based market index and a Lipper peer group average.  Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges.  The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.

In December 2009 the Fund changed its broad-based benchmark to the Russell 1000 Index from the Calvert Balanced Composite Benchmark Blend (the “Balanced Composite Benchmark”), 60% of which is comprised of the Russell 1000 Index and 40% of which is comprised of the Barclays Capital U.S. Credit Index, in order to adopt an index that is not blended. The Fund also continues to show the Balanced Composite Benchmark because it is more consistent with the Fund’s portfolio construction process and represents a more accurate reflection of the Fund’s anticipated risk and return patterns.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s/Portfolio’s distributions or the redemption of the Fund/Portfolio shares.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com.  The gross expense ratio from the current prospectus for Class A shares is 1.31%.  This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers.  Performance data quoted already reflects the deduction of the Fund’s/Portfolio’s operating expenses.

CSIF Bond Portfolio

September 30, 2010

Investment Performance

(total return at NAV*)

	6 Months	12 Months
	ended	ended
	9/30/10	9/30/10
Class A	5.10%	8.54%
Class B	4.58%	7.47%
Class C	4.71%	7.73%
Class I	5.48%	9.26%
Class Y	5.24%	8.83%
Barclays Capital U.S. Credit Index	8.07%	11.67%
Lipper A-Rated Corporate Debt Funds Average	6.18%	9.93%

SEC Yields

	30 days ended
	9/30/10	9/30/09
Class A	2.02%	2.44%
Class B	1.06%	1.58%
Class C	1.32%	1.76%
Class I	2.71%	3.15%
Class Y	2.32%	2.76%

*   Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 3.75% front-end sales charge or any deferred sales charge.

Portfolio Management Discussion

Gregory Habeeb

Senior Vice President and Senior Portfolio Manager of Calvert Asset Management Company

Performance

For the 12-month reporting period ended September 30, 2010, CSIF Bond Portfolio Class (A shares at NAV) returned 8.54%, underperforming its benchmark, the Barclays Capital U.S. Credit Index (the “Index”), which returned 11.67% for the same period. The Fund’s relatively short duration was the primary reason for its underperformance.

Investment Climate

The 12-month period that ended September 30, 2010 was another eventful chapter in the history of the U.S. economy and financial markets. The period can be divided, roughly, into three parts. The first, from fall 2009 through winter 2010, featured solid economic growth driven by federal stimulus funding and corporate inventory replenishment. During this time, interest rates increased, with the yield on 10- year Treasury notes reaching 4% early in April.1 The Federal Reserve (Fed) began to passively withdraw monetary stimulus and prepared to more actively draw off excess reserves later in the year.

In the spring, the brewing European sovereign debt crisis boiled over and investors’ risk aversion returned. The European Union and European Central Bank struggled to establish control, which eventually affected U.S. markets. Yields on liquid, low-risk instruments like Treasuries declined, while the prices of stocks and riskier bonds fell. In addition, there was evidence that the U.S. recovery had stumbled. Indeed, economic growth, which had reached a 5% annualized rate during the last quarter of 2009,2 slowed to 1.7% annualized for the April through June period. The pace of private sector job creation also slowed, and the Fed shelved its plan to withdraw monetary stimulus.

In the summer, European leaders firmly took control of the debt crisis. Investors’ risk appetite revived and markets recovered globally. Savers sought to escape money-market yields, which were near zero percent, and investors sought higher-yielding opportunities. The U.S. economic outlook, however, remained uncertain. During the last three months of the reporting period, the Fed made it clear that low interest rates would persist. In addition, the Fed revived its Treasury purchase program during August. Bonds continued to rally, providing strong returns in the July through September quarter.

As of early October, estimates of economic growth from the Wall Street Journal survey of economic forecasters indicated that the economy grew 3.2% over the entire reporting period. This is in line with the long-term average growth rate for the United States, but is only about one-half the pace experienced during the recovery stages of past deep recessions. We believe that the recovery phase will probably end in the first quarter of 2011, when GDP growth will likely match or eclipse its 2007 high.

The core inflation rate dropped steadily during the first half of the reporting period before settling at 0.9%. It has remained at that level for the past several months.3 The dollar declined broadly, except against the euro, as investors expected the U.S. government and central bank to continue to pursue weak-dollar policies to support exports.

Portfolio Strategy

At the beginning of the reporting period, we expected the yield difference between long- and short-maturity Treasury securities to narrow. Consequently, we positioned the Portfolio for a flattening yield curve. As we thought, over the full reporting period the yield differential between two- and 10-year Treasuries compressed from 2.36 percentage points to 2.09 percentage points.

We also anticipated a rising interest rate environment in which returns on corporate and high-yield securities would continue to outpace Treasury returns. Accordingly, at the beginning of the reporting period, 6.95% of the Portfolio’s assets were allocated to high-yield bonds, which are not included in the benchmark index. High-yield securities, as measured by the Barclays Capital U.S. Corporate High Yield Index, returned 18.44% during the period, while the broad investment-grade benchmark index returned 11.67%.

Both our yield-curve and credit-quality strategies helped relative returns during the reporting period. However, these gains were more than offset by the Portfolio’s short duration relative to the benchmark. Duration is a measure of a portfolio’s sensitivity to changes in interest rates. The longer the duration, the greater the change in price relative to interest rate movements. The Portfolio uses Treasury futures to hedge its interest rate position. Over the 12-month reporting period, two- and 10-year Treasury yields fell by 52 and 80 basis points,4 respectively. Typically, when bond yields decline, bond prices increase. Consequently, the fund experienced a smaller increase in value than the benchmark because it had a shorter duration.

Outlook

Looking ahead, we think that the process of economic recovery, repair, and restructuring will persist. However, deleveraging in the private sector probably will continue to act as a drag on economic growth, limiting the strength of the recovery. We expect the Fed to continue to pursue expansionary monetary policy to support economic recovery. On the other hand, in the current political environment, we don’t foresee the passage of any large new fiscal stimulus packages unless the economy falls into another recession.

October 2010

1 Source for interest rate data: Federal Reserve

2 Bureau of Economic Analysis

3 Bureau of Labor Statistics

4 A basis point is 0.01 percentage points.

CSIF Bond Portfolio

September 30, 2010

% of Total
Economic Sectors	Investments
Asset Backed Securities	3.9%
Communications	1.9%
Consumer, Cyclical	1.1%
Consumer, Non-cyclical	2.0%
Energy	5.1%
Financials	35.5%
Government	41.8%
Industrials	2.7%
Mortgage Securities	4.8%
Technology	0.9%
Utilities	0.3%
Total	100%

CSIF Bond Portfolio

September 30, 2010

Average Annual Total Returns

Class A Shares	(with max. load)
One year	4.42%
Five year	4.09%
Ten year	5.80%

Class B Shares	(with max. load)
One year	3.40%
Five year	3.87%
Ten year	5.19%

Class C Shares	(with max. load)
One year	6.67%
Five year	4.06%
Ten year	5.27%

Class I Shares
One year	9.19%
Five year	5.52%
Ten year	6.83%

Class Y Shares*
One year	8.76%
Five year	4.98%
Ten year	6.25%

* Calvert Social Investment Fund Bond Portfolio first offered Class Y shares on October 31, 2008. Performance prior to that date reflects the performance of Class A shares at net asset value (NAV). Actual Class Y share performance would have been different.

Growth of $10,000

The graph below shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds without 10-year records). The results shown are for Class A shares and reflect the deduction of the maximum front-end sales Class A charge of 3.75% and assume the reinvestment of dividends.  The result is compared with benchmarks that include a broad based market index and a Lipper peer group average.  Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges.  The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s/Portfolio’s distributions or the redemption of the Fund/Portfolio shares.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com.  The gross expense ratio from the current prospectus for Class A shares is 1.15%.  This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers.  Performance data quoted already reflects the deduction of the Fund’s/Portfolio’s operating expenses.

CSIF Equity Portfolio

September 30, 2010

Investment Performance

(total return at NAV*)

	6 Months	12 Months
	ended	ended
	9/30/10	9/30/10
Class A	0.93%	11.44%
Class B	0.46%	10.40%
Class C	0.54%	10.57%
Class I	1.20%	12.04%
Class Y	1.05%	11.73%
S&P 500 Index	-1.42%	10.16%
Lipper Large-Cap Growth Funds Avg.	-1.18%	10.19%

Ten Largest Stock Holdings

% of Net Assets
NetFlix, Inc.	4.6%
Apple, Inc.	4.4%
QUALCOMM, Inc.	4.2%
Novartis AG (ADR)	3.6%
Hewlett-Packard Co.	3.6%
CVS Caremark Corp.	3.5%
Target Corp.	3.0%
Google, Inc.	2.7%
Gilead Sciences, Inc.	2.7%
Cisco Systems, Inc.	2.7%
Total	35.0%

*Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 4.75% front-end sales charge or any deferred sales charge.

Portfolio Management Discussion

Richard England
of Atlanta Capital Management Company

Performance

For the 12 months ended September 30, 2010, CSIF Equity Portfolio Class A shares (at NAV) returned 11.44%, compared with a return of 10.16% for the Standard and Poor’s (S&P) 500 Index.  Strong stock selection in the Consumer Discretionary and Industrial sectors was primarily responsible for the outperformance.

Investment Climate

According to the government, the most recent recession ended in the summer of 2009.  While that may be technically true, you’d have a hard time convincing most Americans. Unemployment remains high, housing is still in a funk, and much of the domestic economy simply feels stuck in the mud, so consumers are understandably in a sour mood. This has been turning the political environment on its head and keeping consumer spending uneven.

With the economy slowly bumping along, the stock market has struggled to turn the surge that began in March 2009 into a sustainable advance.  We saw mostly improving economic conditions, and progress was sufficient to keep stocks generally moving higher. All that changed by April of this year. Between new fears about sovereign debt in Europe, some softer economic data in the U.S., and the thoroughly depressing oil spill in the Gulf of Mexico, investors grew skeptical about the recovery’s durability and reduced their risk exposures. As a result, stocks slid sharply into early summer.

It’s been a roller coaster since then, as stocks have risen or fallen the same 10%-12% three times.  We closed out this reporting period near the high end of that range. Not only are investors lacking  confidence that the U.S. economy can sustain even the tepid recovery to date, they’re also not confident that foreign economies can make up for our weakness. Finally, confidence is rapidly decreasing that politicians and policymakers care about, understand, or are capable of responding to the challenges that businesses and consumers are facing.  Markets hate uncertainty and, unfortunately, we’ve got a lot of it right now.

The market’s pronounced volatility over the past year makes it tough to draw meaningful conclusions about sector performance. Among the few things that do make sense, Financials brought up the rear with a 3% decline. We think these stocks are generally quite cheap, but they need stronger conviction about a recovery to do well. It’s also understandable that Energy and Health Care lagged the market. Energy is dependent on the perception of strong global growth and the spill in the Gulf has set back the sector’s fundamentals. Health Care fundamentals are slipping a bit, partly due to the early impact of health care reform.

Some less intuitive results include Consumer Discretionary and Telecommunications stocks fighting for the top spot. Consumer Discretionary includes more than retailers, but is nonetheless tied to consumers being willing to part with their dollars. On the other hand, Telecommunications is a classic defensive sector that usually only does well when the stock market is sinking. Finally, Industrials were also strong--reflecting better growth in developing markets and, more importantly, sector-wide operational improvements that resulted in much greater earnings and cash flow than during the last recession.

Portfolio Strategy

Repositioning the Portfolio in late 2008 for the recovery we anticipated in 2009 proved crucial to our outperformance over the reporting period, despite the economic recovery lagging expectations.  The changes we have made over the last 12 months have been more subtle.  Individual stock decisions were the primary source of our positive relative performance, but sector-level shifts have been a net plus too.

In fact, more than 25% of our holdings—16 stocks in all—rose by more than double the market average. Netflix led the pack by a wide margin, rising 251%.1 The company has vanquished nearly all of its DVD rental competition and has been staking out an equally dominant position in Internet movie delivery—the rental method of the future. Other large gainers included Deere, Apple, and Priceline, although the latter was more about Internet hotel reservations in Europe than the “name your price” model seen in U.S. television ads.

Unfortunately, a few of our stock picks didn’t fare as well--most notably, retailer GameStop.  Price-cutting last holiday season caused the company’s profits to fall well short of expectations.  Believing the problems may persist, we sold the stock in January. Gilead Sciences, the leading maker of biotech drugs for HIV treatment, declined as budget pressures in various government entities modestly reduced reimbursements. While the impact on profits has been small, the market is concerned about how robustly the company can continue to grow.

As for sector positioning, an increased weighting in Consumer Discretionary and reduced weighting in Health Care helped performance. An increased weighting in Financials has not yet paid off.  However, we continue to believe Financials stocks are significantly undervalued and expect this position to help performance in the year ahead.

Outlook

The stock market seems to be at a crossroads. We believe it is a mistake for investors to reduce their stock exposure in the face of all this economic uncertainty, and that stocks are quite attractive. In fact, we believe there’s compelling evidence to suggest an above-average decade may be ahead for equities.  In broad terms, the best time to invest is when few are willing--and following what seems fashionable or obvious has historically been a losing strategy for the long term.

Our base case is that the U.S. economy will avoid a double dip recession in the short term. We believe the recovery will continue to gather momentum, though we aren’t forecasting robust growth. Corporate America should continue to post solid earnings and cash flow. Balance sheets are already quite strong and cash will likely be channeled into increased share repurchases, dividends, and mergers and acquisitions. All of this supports higher stock prices.

While it’s always tough to forecast near-term movements in stock prices, we believe a gradual economic recovery and solid earnings growth should allow respectable gains over the coming 12 months. We continue to search for companies with the best combinations of strong earnings growth and reasonable valuation. Overall, we think the more muted economic environment in the near- to intermediate-term should favor the type of high-quality growth-oriented stocks that make up the Portfolio.

October 2010

1All returns shown for individual holdings reflect that part of the reporting period the holdings were held.

As of September 30, 2010, the following companies represented the following percentages of Fund net assets: Netflix 4.58%, Deere 0.83%, Apple 4.40%, Priceline 1.57%, GameStop 0%, and Gilead Sciences 2.69%. All holdings are subject to change without notice.

Equity Portfolio Statistics

September 30, 2010

% of Total
Economic Sectors	Investments
Consumer Discretionary	16.1%
Consumer Staples	9.0%
Energy	7.1%
Financials	13.4%
Government	2.9%
Health Care	14.6%
Industrials	9.8%
Information Technology	24.1%
Limited Partnership Interest	0.1%
Materials	2.3%
Venture Capital	0.6%
Total	100%

CSIF Equity Portfolio

September 30, 2010

Average Annual Total Returns

Class A Shares	(with max. load)
One year	6.15%
Five year	1.43%
Ten year	2.20%

Class B Shares	(with max. load)
One year	5.40%
Five year	1.34%
Ten year	1.79%

Class C Shares	(with max. load)
One year	9.57%
Five year	1.63%
Ten year	1.88%

Class I Shares
One year	12.04%
Five year	2.98%
Ten year	3.24%

Class Y Shares*
One year	11.73%
Five year	2.54%
Ten year	2.76%

*Calvert Social Investment Fund Equity Portfolio first offered Class Y shares on October 31, 2008. Performance prior to that date reflects the performance of Class A shares at net asset value (NAV). Actual Class Y share performance would have been different.

Growth of $10,000

The graph below shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds without 10-year records). The results shown are for Class A shares and reflect the deduction of the maximum front-end sales Class A charge of 4.75% and assume the reinvestment of dividends.  The result is compared with benchmarks that include a broad based market index and a Lipper peer group average.  Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges.  The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s/Portfolio’s distributions or the redemption of the Fund/Portfolio shares.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com.  The gross expense ratio from the current prospectus for Class A shares is 1.28%.  This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers.  Performance data quoted already reflects the deduction of the Fund’s/Portfolio’s operating expenses.

CSIF Enhanced Equity
Portfolio

September 30, 2010

Investment Performance

(total return at NAV*)

	6 Months	12 Months
	ended	ended
	9/30/10	9/30/10
Class A	-1.89%	11.10%
Class B	-2.44%	9.79%
Class C	-2.27%	10.18%
Class I	-1.61%	11.77%
Russell 1000 Index	-1.21%	10.75%
Lipper Large-Cap Core Funds Average	-2.62%	7.93%

Ten Largest Stock Holdings

% of Net Assets
Apple, Inc.	4.5%
AT&T, Inc.	3.7%
Johnson & Johnson	3.7%
Microsoft Corp.	3.6%
JPMorgan Chase & Co.	3.3%
Bank of America Corp.	3.1%
Intel Corp.	2.7%
Home Depot, Inc.	2.6%
DIRECTV	2.5%
Costco Wholesale Corp.	2.5%
Total	32.2%

*Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 4.75% front-end sales charge or any deferred sales charge.

Portfolio Management Discussion

Natalie A. Trunow,

Senior Vice President, Chief Investment Officer - Equities of Calvert Asset Management Company

Performance

CSIF Enhanced Equity Portfolio Class A shares (at NAV) returned 11.10% for the 12-month period ended September 30, 2010, outperforming the 10.75% return of the Russell 1000 Index. The Fund’s outperformance was driven primarily by strong stock selection, although sector allocation also helped returns.

Investment Climate

After a year of uncertainty about global economic recovery, markets worldwide ended the reporting period in positive territory. In the U.S., the Standard & Poor’s 500 and Russell 1000 Indices returned 10.16% and 10.75%, respectively. Abroad, the Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE) rose 3.71% and the MSCI Emerging Markets Index gained 4.23%.

In general, growth stocks outperformed value stocks, as the Russell 1000 Growth Index outperformed the Russell 1000 Value Index with a return of 12.65% versus 8.90%.  Mid-cap stocks were the best-performing domestic asset class for the year with a return of 17.54%, besting both large-cap stocks and the small-cap stocks of the Russell 2000 Index, which returned 13.35%.1

Overall, markets have largely built on the rally that started in early March 2009 as investors fluctuated between optimism and uncertainty about the sustainability of an economic recovery, including fears of a double-dip recession. However, we saw some market disruption, particularly sharp sell-offs in the second quarter of 2010, as the uncertainty escalated, causing the re-pricing of risk in both equity and fixed-income assets.

Dramatic downgrades in the sovereign creditworthiness of Greece, Spain, and Dubai  rattled global financial markets in the spring of 2010--leading many to question the overall strength of the euro-zone’s economic recovery. In response, several European Union countries implemented austerity programs to slash their budget deficits and slow economic growth, and a new set of rules to toughen European banks’ capital and liquidity requirements was introduced.

China had some success with its attempt to engineer a soft landing for its overheated economy, which should improve global growth prospects--especially since it is now the world’s second-largest economy, eclipsing Japan in the second quarter of 2010, according to gross domestic product (GDP) data.

In the U.S., economic news throughout the period suggested a slow and sometimes uneven recovery was underway.  GDP growth in the fourth quarter of 2009 turned positive for the first time since the second quarter of 2008, largely due to government stimulus efforts designed to increase consumer spending and inventory rebuilding. However, economic recovery in the second half of 2010 has been slower than most original forecasts, with early estimates of 2.4% for the second quarter of 2010 lowered to 1.7%.

Several conflicting trends have contributed to this slowdown. On the positive side, corporations have reported higher-than-expected earnings this year. Corporate sector strength also continues to boost company balance sheets and cash flow, fueling strong merger and acquisition (M&A) activity.  Unfortunately, while M&A activity benefits many of the businesses involved and their stock prices,  the net outcome is usually a reduction in the workforce, which exacerbates the already high unemployment rate.

The housing market improved for a time as home prices stabilized and purchases increased, but fell again after the first-time homebuyer credit expired. Depressed home prices and shrinking home equity, not to mention the uncertainties in the foreclosure process, weighed on consumers’ shaky confidence. Since consumer spending makes up 75% of the economy, recovery will remain slow until consumers become more comfortable. In the meantime,  consumers continued to take on less debt, spend less, and save more.

Budget deficit levels are at unprecedented highs and remain a risk area. Despite the positive inflation numbers, the Federal Reserve (Fed) has maintained its commitment to keep interest rates low and away from deflationary territory.

Portfolio Strategy

For the reporting period, strong stock selection was the main driver of the Portfolio’s outperformance, particularly in the Energy, Utilities, and Industrials sectors. Stock selection was also positive in the Consumer Staples, Health Care, Telecommunications, and Materials sectors.

On an individual stock basis, Apple, Estee Lauder, and Lubrizol were the top contributors to relative performance over this period.  Calvert’s environmental, social, and governance (ESG) criteria also added value,  with the exclusion of ExxonMobil adding 0.57 percentage points to the Portfolio’s active return.

On the other hand, stock selection in the Financials, Information Technology, and Consumer Discretionary sectors hampered relative performance.  Top stock detractors included JPMorgan Chase, Microsoft, EnCana, and Intel.

Given that our investment process is designed to emphasize stock selection, we do not expect sector selection to play a large role in performance. However, an overweight to Consumer Discretionary and an underweight to Energy slightly increased the Portfolio’s return for the period.

Outlook

We believe that, given relative valuations and capital flows, the sharp outperformance of bonds versus equities over the past several months is bound to reverse, with equities likely outperforming bonds over the next six to 18 months. In September, equity markets looked more attractive relative to bonds than they have since 1993 (except for the market bottom in March of 2009), with 10-year Treasuries yielding 2.51% versus the Dow Jones Industrial Average’s dividend yield of 2.6%, and an attractive forward price/earnings multiple of 12.2.

The economy has slowed, but sustained economic recovery continues. As we have said in the past, we don’t believe negative GDP growth is likely, which would constitute a double-dip recession. While we anticipate a somewhat more challenged earnings environment later this year, we believe that corporate sector strength is likely to persist and continue to support the overall economic recovery. Overall, our outlook continues to call for a slow, gradual pace to the economic recovery and a generally positive environment for stock picking, barring any major geopolitical calamities.

October 2010

1 Mid-cap stocks are represented by the Russell Mid Cap Index. Large cap stocks are represented by the Russell 1000 Index, which returned 10.75%

As of September 30, 2010, the following companies represented the following percentages of Fund net assets:  Apple 4.51%, Estee Lauder 0%, Lubrizol,  ExxonMobil 0%,  JPMorgan Chase 3.31%, Microsoft 3.62%, EnCana 1.76%, and Intel 2.70%. All holdings are subject to change without notice.

CSIF Enhanced Equity Portfolio

September 30, 2010

% of Total
Economic Sectors	Investments
Consumer Discretionary	13.9%
Consumer Staples	7.5%
Energy	7.3%
Financials	15.0%
Health Care	14.8%
Industrials	13.9%
Information Technology	17.9%
Materials	1.0%
Telecommunication Services	4.2%
Utilities	4.5%
Total	100%

Enhanced Equity
Portfolio Statistics

September 30, 2010

Average Annual Total Returns

Class A Shares	(with max. load)
One year	5.82%
Five year	-2.07%
Ten year	-1.54%

Class B Shares	(with max. load)
One year	4.79%
Five year	-2.38%
Ten year	-2.12%

Class C Shares	(with max. load)
One year	9.18%
Five year	-1.97%
Ten year	-2.00%

Class I Shares*
One year	11.77%
Five year	-0.65%
Ten year	-0.72%

* Note Regarding Class I Shares Total Returns: There were times during the reporting period when there were no shareholders in Class I. For purposes of reporting Average Annual Total Return, Class A performance at NAV (i.e. does not reflect deduction of the Class A front-end sales charge) is used during these periods in which there were no shareholders in Class I. For purposes of this Average Annual Total Return, the Class A performance at NAV was used during the period January 18, 2002 through April 29, 2005.

Growth of $10,000

The graph below shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds without 10-year records). The results shown are for Classes A and B shares and reflect the deduction of Class A’s the maximum front-end sales charge of 4.75% and assume the reinvestment of dividends.  The result is compared with benchmarks that include a broad based market index and a Lipper peer group average.  Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges.  The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s/Portfolio’s distributions or the redemption of the Fund/Portfolio shares.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com.  The gross expense ratio from the current prospectus for Class A shares is 1.54%.  This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers.  Performance data quoted already reflects the deduction of the Fund’s/Portfolio’s operating expenses.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2010 to September 30, 2010).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

The Money Market Portfolio charges a monthly low balance account fee of $3 to those shareholders whose account balance is less than $2,000.  The Enhanced Equity Portfolio charges an annual low balance account fee of $15 to those shareholders whose regular account balance is less than $5,000.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
CSIF Money Market	4/1/10	9/30/10	4/1/10 - 9/30/10
Actual	$1,000.00	$1,000.05	$2.36
Hypothetical	$1,000.00	$1,022.71	$2.38
(5% return per
year before expenses)

*Expenses for Money Market are equal to the annualized expense ratio of .47%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
CSIF Balanced	4/1/10	9/30/10	4/1/10 - 9/30/10
Class A
Actual	$1,000.00	$1,011.10	$6.14
Hypothetical	$1,000.00	$1,018.96	$6.16
(5% return per
year before expenses)
Class B
Actual	$1,000.00	$1,006.30	$11.34
Hypothetical	$1,000.00	$1,013.76	$11.38
(5% return per
year before expenses)
Class C
Actual	$1,000.00	$1,007.10	$10.58
Hypothetical	$1,000.00	$1,014.52	$10.62
(5% return per
year before expenses)
Class I
Actual	$1,000.00	$1,014.20	$3.64
Hypothetical	$1,000.00	$1,021.46	$3.65
(5% return per
year before expenses)

*Expenses for Balanced are equal to the annualized expense ratios of 1.22%, 2.26%, 2.10% and .72% for Class A, Class B, Class C and Class I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
CSIF Bond	4/1/10	9/30/10	4/1/10 - 9/30/10
Class A
Actual	$1,000.00	$1,051.00	$5.80
Hypothetical	$1,000.00	$1,019.42	$5.71
(5% return per
year before expenses)
Class B
Actual	$1,000.00	$1,045.80	$11.15
Hypothetical	$1,000.00	$1,014.17	$10.97
(5% return per
year before expenses)
Class C
Actual	$1,000.00	$1,047.10	$9.82
Hypothetical	$1,000.00	$1,015.47	$9.67
(5% return per
year before expenses)
Class I
Actual	$1,000.00	$1,054.80	$2.65
Hypothetical	$1,000.00	$1,022.49	$2.60
(5% return per
year before expenses)
Class Y
Actual	$1,000.00	$1,052.40	$4.73
Hypothetical	$1,000.00	$1,020.46	$4.66
(5% return per
year before expenses)

*Expenses for Bond are equal to the annualized expense ratios of 1.13%, 2.17%, 1.91%, .51% and .92% for Class A, Class B, Class C, Class I and Class Y, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
CSIF Equity	4/1/10	9/30/10	4/1/10 - 9/30/10
Class A
Actual	$1,000.00	$1,009.30	$6.13
Hypothetical	$1,000.00	$1,018.97	$6.16
(5% return per
year before expenses)
Class B
Actual	$1,000.00	$1,004.60	$10.63
Hypothetical	$1,000.00	$1,014.47	$10.68
(5% return per
year before expenses)
Class C
Actual	$1,000.00	$1,005.40	$10.04
Hypothetical	$1,000.00	$1,015.06	$10.09
(5% return per
year before expenses)
Class I
Actual	$1,000.00	$1,012.00	$3.39
Hypothetical	$1,000.00	$1,021.70	$3.41
(5% return per
year before expenses)
Class Y
Actual	$1,000.00	$1,010.50	$4.84
Hypothetical	$1,000.00	$1,020.26	$4.86
(5% return per
year before expenses)

*Expenses for Equity are equal to the annualized expense ratios of 1.22%, 2.11%, 2.00%, .67%, and .96% for Class A, Class B, Class C, Class I and Class Y, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
CSIF Enhanced Equity	4/1/10	9/30/10	4/1/10 - 9/30/10
Class A
Actual	$1,000.00	$981.10	$6.81
Hypothetical	$1,000.00	$1,018.19	$6.94
(5% return per
year before expenses)
Class B
Actual	$1,000.00	$975.60	$13.18
Hypothetical	$1,000.00	$1,011.72	$13.42
(5% return per
year before expenses)
Class C
Actual	$1,000.00	$977.30	$11.49
Hypothetical	$1,000.00	$1,013.45	$11.70
(5% return per
year before expenses)
Class I
Actual	$1,000.00	$983.90	$4.03
Hypothetical	$1,000.00	$1,021.01	$4.10
(5% return per
year before expenses)

*Expenses for Enhanced Equity are equal to the annualized expense ratios of 1.37%, 2.66%, 2.32% and .81% for Class A, Class B, Class C, and Class I respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

report of independent registered public accounting firm

The Board of Trustees and Shareholders of Calvert Social Investment Fund:

We have audited the accompanying statements of net assets of the Calvert Money Market, Balanced, Bond, Equity, and Enhanced Equity Portfolios (collectively the Portfolios), each a series of the Calvert Social Investment Fund, as of September 30, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2010, by correspondence with custodians and brokers or other appropriate auditing procedures.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Money Market, Balanced, Bond, Equity, and Enhanced Equity Portfolios as of September 30, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/KPMG LLP

Philadelphia, Pennsylvania

November 24, 2010

MONEY MARKET PORTFOLIO

statement of net assets

september 30, 2010

U.S. Government Agencies	Principal
And Instrumentalities - 14.6% Fannie Mae Discount Notes:	Amount	Value
12/21/10	$2,000,000	$1,998,515
1/3/11	2,000,000	1,997,963
5/4/11	2,000,000	1,996,656
Federal Farm Credit Bank, 0.656%, 11/24/10 (r)	2,000,000	1,999,912
Federal Home Loan Bank:
0.48%, 10/25/10	2,000,000	2,000,031
0.69%, 11/8/10 (r)	850,000	850,224
0.28%, 11/10/10	2,000,000	1,999,873
3.625%, 12/17/10	1,220,000	1,228,328
0.35%, 4/1/11	1,000,000	999,721
0.70%, 4/18/11	2,000,000	2,001,535
0.80%, 5/6/11	2,000,000	2,002,877
Freddie Mac Discount Notes, 11/16/10	2,000,000	1,999,259

Total U.S. Government Agencies and Instrumentalities (Cost $21,074,894)		21,074,894

Depository Receipts for U.S. Government Guaranteed Loans - 0.1% Colson Services Corporation Loan Sets:
2.00%, 1/22/11 (c)(h)(r)	924	924
2.25%, 3/23/12 (c)(h)(r)	30,726	30,743
2.125%, 5/29/12 (c)(h)(r)	73,447	73,446
2.00%, 8/10/12 (c)(h)(r)	94,958	95,082

Total Depository Receipts For U.S. Government Guaranteed Loans (Cost $200,195)		200,195

Variable Rate Demand Notes - 79.4% 2880 Stevens Creek LLC, 0.30%, 11/1/33, LOC: Bank of the West (r)	2,080,000	2,080,000
Akron Hardware Consultants, Inc., 0.60%, 11/1/22, LOC: FirstMerit Bank, C/LOC: FHLB (r)	1,512,000	1,512,000
Bayfront Regional Development Corp., 0.28%, 11/1/27, LOC: PNC Bank (r)	6,000,000	6,000,000
Blount County Tennessee Public Building Authority Revenue, 0.31%, 6/1/26, LOC: KBC Bank (r)	5,000,000	5,000,000
Bochasanwais Shree Akshar Purushottam Swaminarayan Sanstha,
Inc., 0.76%, 6/1/22, LOC: Comerica Bank (r)	2,160,000	2,160,000
Butler County Alabama IDA Revenue, 0.95%, 3/1/12, LOC: Whitney National Bank, C/LOC: FHLB (r)	390,000	390,000
	Principal
Variable Rate Demand Notes - Cont’d	Amount	Value
California Statewide Communities Development Authority MFH Revenue:
0.43%, 11/1/31, LOC: U.S. Bank (r)	$1,475,000	$1,475,000
0.27%, 3/15/34, LOC: Fannie Mae (r)	1,650,000	1,650,000
CIDC-Hudson House LLC New York Revenue, 0.90%, 12/1/34,
LOC: Hudson River Bank & Trust, C/LOC: FHLB (r)	405,000	405,000
Florida State Housing Finance Corp. MFH Revenue:
0.26%, 10/15/32, LOC: Fannie Mae (r)	230,000	230,000
0.33%, 11/1/32, LOC: Freddie Mac (r)	550,000	550,000
Series B, 0.34%, 10/15/32, LOC: Fannie Mae (r)	2,000,000	2,000,000
Series J-2, 0.34%, 10/15/32, LOC: Fannie Mae (r)	1,830,000	1,830,000
HBPWH Building Co., 0.33%, 11/1/22, LOC: Wells Fargo Bank (r)	795,000	795,000
HHH Investment Co., 0.30%, 7/1/29, LOC: Bank of the West (r)	2,050,000	2,050,000
Hills City Iowa Health Facilities Revenue, 0.33%, 8/10/35, LOC: U.S. Bank (r)	3,925,000	3,925,000
Kaneville Road Joint Venture, Inc., 0.38%, 11/1/32, LOC: First American Bank, C/LOC: FHLB (r)	6,975,000	6,975,000
Kansas State Development Finance Authority MFH Revenue, 0.27%, 7/1/30, LOC: Freddie Mac (r)	400,000	400,000
Legacy Park LLC, 0.61%, 1/1/58, LOC: Fifth Third Bank (r)	1,000,000	1,000,000
Los Angeles California MFH Revenue, 0.24%, 12/15/34, LOC: Fannie Mae (r)	800,000	800,000
Main & Walton Development Co., 0.27%, 9/1/26, LOC: Sovereign Bank, C/LOC: FHLB (r)	4,780,000	4,780,000
Milpitas California MFH Revenue, 0.25%, 8/15/33, LOC: Fannie Mae (r)	200,000	200,000
Montgomery New York Industrial Development Board Pollution Control Revenue, 0.40%, 5/1/25, LOC: FHLB (r)	2,780,000	2,780,000
Ness Family Partners LP, 0.37%, 9/1/34, LOC: Bank of the West (r)	915,000	915,000
New Jersey Economic Development Authority Revenue, 0.23%, 9/1/31, LOC: Lloyds TSB Bank, LOC: Bank of Nova Scotia (r)	3,000,000	3,000,000
New York City GO, 0.31%, 1/1/36, LOC: Dexia Credit Local (r)	5,200,000	5,200,000
New York City Housing Development Corp. MFH Revenue:
0.27%, 11/1/23, LOC: Freddie Mac (r)	1,400,000	1,400,000
0.25%, 11/15/31, LOC: Fannie Mae (r)	1,450,000	1,450,000
0.25%, 11/15/35, LOC: Fannie Mae (r)	1,595,000	1,595,000
0.25%, 12/1/35, LOC: Freddie Mac (r)	10,810,000	10,810,000
0.25%, 11/15/37, LOC: Fannie Mae (r)	1,800,000	1,800,000
New York State MMC Corp. Revenue, 0.90%, 11/1/35, LOC: JPMorgan Chase Bank (r)	3,865,000	3,865,000
Osprey Property Co., LLC, 0.28%, 6/1/27, LOC: Wells Fargo Bank (r)	4,600,000	4,600,000
Peoploungers, Inc., 0.45%, 4/1/18, LOC: Bank of New Albany, C/LOC: FHLB (r)	2,040,000	2,040,000
Portage Indiana Industrial Pollution Control Revenue, 0.52%, 5/1/18, LOC: Bank of Tokyo-Mitsubishi UFJ (r)	5,150,000	5,150,000
Rathbone LLC, 0.35%, 1/1/38, LOC: Comerica Bank (r)	3,575,000	3,575,000
Scottsboro Alabama Industrial Development Board Revenue, 0.33%, 10/1/10, LOC: Wells Fargo Bank (r)	180,000	180,000
Shawnee Kansas Private Activity Revenue, 0.60%, 12/1/12, LOC: JPMorgan Chase Bank (r)	2,230,000	2,230,000
Sheridan Colorado Redevelopment Agency Tax Allocation, 0.75%, 12/1/29, LOC: Citibank (r)	5,600,000	5,600,000
	Principal
Variable Rate Demand Notes - Cont’d	Amount	Value
Spencer County Indiana Industrial Pollution Control Revenue, 0.52%, 11/1/18, LOC: Mizuho Corp. Bank Ltd. (r)	$1,500,000	$1,500,000
St. Joseph County Indiana Economic Development Revenue, 1.76%, 6/1/27, LOC: FHLB (r)	275,000	275,000
Utah State Housing Corp. MFH Revenue, 0.28%, 4/1/42, LOC: Freddie Mac (r)	2,000,000	2,000,000
Utah State Housing Corp. Single Family Revenue, 0.33%, 7/1/36,
LOC: Fannie Mae & Freddie Mac (r)	2,070,000	2,070,000
Virginia Commonwealth University Health System Revenue, 0.26%,
7/1/37, LOC: Branch Bank & Trust (r)	2,000,000	2,000,000
Washington State MFH Finance Commission Revenue:
0.32%, 6/15/32, LOC: Fannie Mae (r)	815,000	815,000
0.32%, 7/15/32, LOC: Fannie Mae (r)	190,000	190,000
0.28%, 7/15/34, LOC: Fannie Mae (r)	1,470,000	1,470,000
0.24%, 5/15/35, LOC: Fannie Mae (r)	650,000	650,000
0.24%, 5/1/37, LOC: Freddie Mac (r)	1,350,000	1,350,000

Total Variable Rate Demand Notes (Cost $114,717,000)		114,717,000

Commercial Paper - 3.1%
Metropolitan Washington DC Airport Authority System Revenue:
0.55%, 10/13/10, LOC: Landesbank Baden-Wuerttemberg	3,000,000	3,000,000
0.63%, 11/4/10, LOC: Landesbank Baden-Wuerttemberg	1,500,000	1,500,000

Total Commercial Paper (Cost $4,500,000)		4,500,000

U.S. Treasury - 2.1% United States Treasury Notes:
1.25%, 11/30/10	1,000,000	1,001,769
0.875%, 5/30/11	2,000,000	2,008,540

Total U.S. Treasury (Cost $3,010,309)		3,010,309

TOTAL INVESTMENTS (Cost $143,502,398) - 99.3%		143,502,398
Other assets and liabilities, net - 0.7%		1,072,637
Net Assets - 100%		$144,575,035

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest
unlimited number of no par value shares authorized,		144,643,638
shares outstanding		$144,584,191
Undistributed net investment income		6,532
Accumulated net realized gain (loss) on investments		(15,688)

Net Assets		$144,575,035

Net Assets Value Per Share		$1.00

See notes to financial statements.

BALANCED PORTFOLIO
 statement of net assets

september 30, 2010

Equity Securities - 62.3%	Shares	Value
Aerospace & Defense - 0.5%
BE Aerospace, Inc.*	50,485	$1,530,200
Rockwell Collins, Inc.	16,700	972,775
		2,502,975

Air Freight & Logistics - 1.4%
C.H. Robinson Worldwide, Inc.	55,400	3,873,568
FedEx Corp.	14,907	1,274,549
United Parcel Service, Inc., Class B	21,515	1,434,835
		6,582,952

Beverages - 0.3%
PepsiCo, Inc.	20,945	1,391,586

Biotechnology - 0.4%
Amgen, Inc.*	19,810	1,091,729
Gilead Sciences, Inc.*	20,600	733,566
		1,825,295

Capital Markets - 2.5%
Federated Investors, Inc., Class B	12,500	284,500
Franklin Resources, Inc.	40,900	4,372,210
Goldman Sachs Group, Inc.	33,600	4,857,888
SEI Investments Co.	14,200	288,828
T. Rowe Price Group, Inc.	29,314	1,467,605
		11,271,031

Chemicals - 1.2%
Ecolab, Inc.	110,200	5,591,548

Commercial Banks - 2.1%
PNC Financial Services Group, Inc.	97,300	5,050,843
US Bancorp	210,900	4,559,658
		9,610,501

Communications Equipment - 2.7%
Cisco Systems, Inc. *	58,380	1,278,522
Harris Corp.	46,400	2,055,056
Motorola, Inc.*	253,600	2,163,208
QUALCOMM, Inc.	147,090	6,636,701
		12,133,487

Equity Securities - Cont’d	Shares	Value
Computers & Peripherals - 3.2%
Apple, Inc.*	20,100	$5,703,375
EMC Corp.*	392,614	7,973,990
Western Digital Corp.*	37,400	1,061,786
		14,739,151

Consumer Finance - 1.5%
American Express Co.	31,000	1,302,930
Capital One Financial Corp.	141,900	5,612,145
		6,915,075

Diversified Financial Services - 1.5%
Bank of America Corp.	89,897	1,178,550
First Republic Preferred Capital Corp., Preferred (e)	500	514,000
IntercontinentalExchange, Inc.*	26,500	2,775,080
JPMorgan Chase & Co.	25,245	961,077
Woodbourne Capital:
Trust I, Preferred (b)(e)	500,000	335,000
Trust II, Preferred (b)(e)	500,000	335,000
Trust III, Preferred (b)(e)	500,000	335,000
Trust IV, Preferred (b)(e)	500,000	335,000
		6,768,707

Diversified Telecommunication Services - 1.5%
AT&T, Inc.	237,615	6,795,789

Electronic Equipment & Instruments - 0.5%
Amphenol Corp.	25,600	1,253,888
Jabil Circuit, Inc.	76,150	1,097,322
		2,351,210

Energy Equipment & Services - 2.5%
Cameron International Corp.*	114,500	4,918,920
FMC Technologies, Inc.*	97,300	6,644,617
		11,563,537

Food & Staples Retailing - 1.3%
Costco Wholesale Corp.	14,080	908,019
Sysco Corp.	183,900	5,244,828
		6,152,847

Food Products - 1.8%
General Mills, Inc.	32,700	1,194,858
Hershey Co.	114,600	5,453,814
Kellogg Co.	15,800	798,058
McCormick & Co., Inc.	19,500	819,780
		8,266,510

Gas Utilities - 1.3%
Oneok, Inc. (s)	133,700	6,021,848

Equity Securities - Cont’d	Shares	Value
Health Care Equipment & Supplies - 2.9%
DENTSPLY International, Inc.	34,600	$1,106,162
Hologic, Inc.*	105,560	1,690,016
Intuitive Surgical, Inc.*	14,500	4,114,230
Medtronic, Inc.	34,726	1,166,099
St. Jude Medical, Inc.*	137,100	5,393,514
		13,470,021

Health Care Providers & Services - 2.9%
Express Scripts, Inc.*	157,060	7,648,822
Laboratory Corp. of America Holdings*	53,900	4,227,377
Lincare Holdings, Inc.	27,350	686,212
Quest Diagnostics, Inc.	11,024	556,381
		13,118,792

Household Products - 1.7%
Colgate-Palmolive Co.	86,886	6,678,058
Procter & Gamble Co.	18,200	1,091,454
		7,769,512

Industrial Conglomerates - 1.2%
3M Co.	61,100	5,297,981

Insurance - 1.6%
Aflac, Inc.	133,500	6,903,285
CNO Financial Group, Inc.*	48,476	268,557
		7,171,842

Internet & Catalog Retail - 1.2%
Amazon.com, Inc.*	35,300	5,544,218

Internet Software & Services - 0.5%
Akamai Technologies, Inc.*	21,709	1,089,357
Google, Inc.*	2,430	1,277,670
		2,367,027

IT Services - 1.7%
Fiserv, Inc.*	5,000	269,100
International Business Machines Corp.	9,800	1,314,572
Teradata Corp.*	159,800	6,161,888
		7,745,560

Life Sciences - Tools & Services - 1.3%
Waters Corp.*	83,226	5,890,736

Machinery - 2.2%
Cummins, Inc.	75,200	6,811,616
Deere & Co.	37,400	2,609,772
Graco, Inc.	14,800	469,604
		9,890,992

Media - 0.6%
McGraw-Hill Co.’s, Inc.	88,400	2,922,504

Equity Securities - Cont’d	Shares	Value
Multiline Retail - 1.3%
Target Corp.	110,300	$5,894,432

Oil, Gas & Consumable Fuels - 2.2%
Cimarex Energy Co.	69,500	4,599,510
Plains Exploration & Production Co.*	34,600	922,782
Southwestern Energy Co.*	142,200	4,755,168
		10,277,460

Personal Products - 1.2%
Avon Products, Inc.	172,600	5,542,186

Pharmaceuticals - 1.5%
Forest Laboratories, Inc.*	179,700	5,558,121
Johnson & Johnson	18,900	1,171,044
		6,729,165

Professional Services - 0.2%
Manpower, Inc.	16,601	866,572

Semiconductors & Semiconductor Equipment - 1.7%
Intel Corp.	61,596	1,184,491
NVIDIA Corp.*	58,390	681,995
Texas Instruments, Inc.	216,900	5,886,666
		7,753,152

Software - 3.9%
Adobe Systems, Inc.*	115,155	3,011,303
Citrix Systems, Inc.*	22,900	1,562,696
Intuit, Inc.*	142,300	6,234,163
Microsoft Corp.	283,970	6,954,426
		17,762,588

Specialty Retail - 1.7%
Best Buy Co., Inc.	155,970	6,368,255
Home Depot, Inc.	42,540	1,347,667
		7,715,922

Textiles, Apparel & Luxury Goods - 1.7%
Nike, Inc., Class B	96,180	7,707,865

Venture Capital - 1.5%
Agraquest, Inc.:
Series B, Preferred (b)(i)*	190,477	52,990
Series C, Preferred (b)(i)*	117,647	37,910
Series H, Preferred (b)(i)*	4,647,053	441,805
Allos Therapeutics, Inc.*	42,819	202,106
CFBanc Corp. (b)(i)*	27,000	410,832
Community Bank of the Bay*	4,000	11,600
Consensus Orthopedics, Inc.:
Common Stock (b)(i)*	180,877	-
Series A-1, Preferred (b)(i)*	420,683	-
Series B, Preferred (b)(i)*	348,940	17,447
Series C, Preferred (b)(i)*	601,710	120,342

Equity Securities - Cont’d	Shares	Value
Venture Capital - Cont’d
Distributed Energy Systems Corp.*	14,937	$60
Environmental Private Equity Fund II, Liquidating Trust (b)(i)*	200,000	16,648
Evergreen Solar, Inc.*	66,000	48,444
Neighborhood Bancorp (b)(i)*	10,000	100,000
Plethora Technology, Inc.:
Common Warrants (strike price $0.01/share, expires 4/29/15) (b)(i)*	72,000	-
Series A, Preferred (a)(b)(i)*	825,689	-
Series A, Preferred Warrants (strike price $0.85/share,
expires 6/9/13) (b)(i)*	176,471	-
Series A, Preferred Warrants (strike price $0.85/share, expires
9/6/13) (b)(i)*	88,236	-
Seventh Generation, Inc. (b)(i)*	200,295	4,066,962
SmarThinking, Inc.:
Series 1-A, Convertible Preferred (b)(i)	104,297	318,794
Series 1-B, Convertible Preferred (b)(i)	163,588	168,370
Series 1-B, Preferred Warrants (strike price $0.01/share,
expires 5/31/15) (b)(i)*	11,920	12,149
Series 1-B, Preferred Warrants (strike price $1.53/share,
expires 6/1/15) (b)(i)*	32,726	-
Wild Planet Entertainment, Inc.:
Series B, Preferred (b)(i)*	476,190	599,685
Series E, Preferred (b)(i)*	129,089	162,567
Wind Harvest Co., Inc. (b)(i)*	8,696	1
		6,788,712

Wireless Telecommunication Services - 1.4%
NII Holdings, Inc.*	150,800	6,197,880

Total Equity Securities (Cost $256,990,667)		284,909,168

	Principal
Venture Capital Debt Obligations - 0.5%	Amount
Access Bank plc, 8.477%, 8/29/12 (b)(i)	$500,000	520,442
KDM Development Corp., 6.00%, 6/30/19 (b)(i)(j)	600,000	552,501
Plethora Technology, Inc., 12.00%, 12/31/06 (b)(i)(w)*	150,000	-
Rose Smart Growth Investment Fund, 6.545%, 4/1/21 (b)(i)	1,000,000	1,000,000

Total Venture Capital Debt Obligations (Cost $2,250,000)		2,072,943

	Adjusted
Limited Partnership Interest - 0.6%	Basis
Angels With Attitude I LLC (a)(b)(i)*	200,000	67,910
Coastal Venture Partners (b)(i)*	103,561	79,668
Common Capital (b)(i)*	445,606	219,573
First Analysis Private Equity Fund IV (b)(i)*	563,131	848,091
GEEMF Partners (a)(b)(i)*	-	160,117
Global Environment Emerging Markets Fund (b)(i)*	-	506,831

	Adjusted
Limited Partnership Interest - Cont’d	Basis	Value
Infrastructure and Environmental Private Equity Fund III (b)(i)*	$315,224	$185,511
Labrador Ventures III (b)(i)*	360,875	44,123
Labrador Ventures IV (b)(i)*	900,510	41,841
New Markets Growth Fund LLC (b)(i)*	225,646	144,637
Solstice Capital (b)(i)*	340,303	264,483
Venture Strategy Partners (b)(i)*	188,182	14,342

Total Limited Partnership Interest (Cost $3,643,038)		2,577,127

	Principal
Asset-Backed Securities - 1.6%	Amount
ACLC Business Loan Receivables Trust, 0.907%, 10/15/21 (e)(r)	45,526	44,257
AmeriCredit Automobile Receivables Trust, 2.26%, 5/15/12	1,266,016	1,268,670
Capital Auto Receivables Asset Trust, 5.07%, 12/15/11	634,928	638,496
Chrysler Financial Lease Trust, 1.78%, 6/15/11 (e)	2,000,000	2,005,771
CPS Auto Trust, 6.48%, 7/15/13 (e)	1,256,916	1,294,153
DB Master Finance LLC, 5.779%, 6/20/31 (e)	1,500,000	1,508,940
Enterprise Mortgage Acceptance Co. LLC, 7.143%, 1/15/27 (e)(r)	1,159,347	608,657
Wachovia Auto Loan Owner Trust, 5.08%, 4/20/12 (e)	74,332	74,485

Total Asset-Backed Securities (Cost $7,408,976)		7,443,429

Collateralized Mortgage-Backed
Obligations (Privately Originated) - 0.8%
Chase Funding Mortgage Loan, 4.045%, 5/25/33 (r)	8,251	8,217
GMAC Mortgage Corp. Loan Trust, 5.50%, 10/25/33	500,000	505,661
Impac CMB Trust, 0.88%, 5/25/35 (r)	1,200,265	893,972
JP Morgan Mortgage Trust, 5.294%, 7/25/35 (r)	271,347	266,867
Merrill Lynch Mortgage Investors, Inc., 4.749%, 12/25/35 (r)	467,450	466,997
Residential Asset Securitization Trust, 6.25%, 11/25/36	196,537	134,975
WaMu Mortgage Pass Through Certificates, 4.771%, 10/25/35 (r)	1,500,000	1,266,174

Total Collateralized Mortgage-Backed Obligations
(Privately Originated) (Cost $3,664,884)		3,542,863

Commercial Mortgage-Backed Securities - 0.4%
GMAC Commercial Mortgage Asset Corp., 6.107%, 8/10/52 (e)	1,900,000	1,689,385

Total Commercial Mortgage-Backed Securities (Cost $1,889,516)		1,689,385

Corporate Bonds - 17.6%
Achmea Hypotheekbank NV, 0.804%, 11/3/14 (e)(r)	1,125,000	1,125,148
Alliance Mortgage Investments, 12.61%, 6/1/10 (b)(r)(x)*	385,345	-
American Express Bank FSB, 0.39%, 5/29/12 (r)	2,000,000	1,977,469
American National Red Cross, 5.362%, 11/15/11	3,215,000	3,256,023
Amphenol Corp., 4.75%, 11/15/14	1,000,000	1,083,026

	Principal
Corporate Bonds - Cont’d	Amount	Value
APL Ltd., 8.00%, 1/15/24 (b)	$550,000	$440,000
Arrow Electronics, Inc., 6.875%, 6/1/18	1,500,000	1,700,711
Atlantic Marine Corp. Communities LLC, 6.158%, 12/1/51 (b)(e)	1,000,000	1,067,670
Atlantic Mutual Insurance Co., 8.15%, 2/15/28 (b)(e)(p)*	4,060,000	-
Aurora Military Housing LLC, 5.35%, 12/15/25 (e)	2,500,000	2,463,325
Australia & New Zealand Banking Group Ltd., 0.818%, 10/21/11 (e)(r)	500,000	500,974
BAC Capital Trust XV, 1.097%, 6/1/56 (r)	1,500,000	943,333
Bank of Nova Scotia, 0.543%, 3/5/12 (r)	1,000,000	1,000,000
Barclays Bank plc, 5.00%, 9/22/16	1,000,000	1,096,518
Bayview Research Center Finance Trust, 6.33%, 1/15/37 (b)(e)	310,854	313,963
Charter One Bank, 5.50%, 4/26/11	500,000	511,019
Chesapeake Energy Corp., 7.625%, 7/15/13 (b)	900,000	981,000
Commonwealth Bank of Australia, 0.745%, 11/4/11 (e)(r)	500,000	499,800
CommonWealth REIT, 0.892%, 3/16/11 (r)	1,250,000	1,244,803
COX Communications, Inc., 7.75%, 11/1/10	2,000,000	2,010,213
Credit Suisse USA, Inc., 0.576%, 8/16/11 (r)	1,500,000	1,501,460
CVS Pass-Through Trust, 7.507%, 1/10/32 (e)	741,830	870,433
Deutsche Bank Capital Funding Trust VII, 5.628% to 1/19/16,
floating rate thereafter to 1/29/49 (e)(r)	750,000	649,687
DISH DBS Corp., 6.375%, 10/1/11	500,000	517,500
Enterprise Products Operating LLC, 7.034% to 1/15/18, floating
rate thereafter to 1/15/68 (r)	2,500,000	2,487,500
Fleet Capital Trust V, 1.291%, 12/18/28 (r)	1,000,000	718,294
Fort Knox Military Housing, 5.815%, 2/15/52 (e)	1,000,000	973,430
GameStop Corp., 8.00%, 10/1/12	589,000	600,780
Glitnir Banki HF:
2.95%, 10/15/08 (b)(y)*	2,000,000	560,000
6.693% to 6/15/11, floating rate thereafter to 6/15/16 (b)(e)(r)(y)*	1,500,000	15,000
Goldman Sachs Group, Inc., 6.15%, 4/1/18	500,000	556,086
Great River Energy, 5.829%, 7/1/17 (e)	324,568	364,351
HCP, Inc., 5.95%, 9/15/11	500,000	522,292
Howard Hughes Medical Institute, 3.45%, 9/1/14	1,500,000	1,611,336
John Deere Capital Corp., 1.225%, 1/18/11 (r)	2,000,000	2,004,156
JPMorgan Chase & Co.:
0.539%, 12/26/12 (r)	500,000	503,151
0.958%, 2/26/13 (r)	500,000	501,093
JPMorgan Chase Bank, 0.623%, 6/13/16 (r)	1,000,000	933,339
JPMorgan Chase Capital XXIII, 1.376%, 5/15/77 (r)	750,000	539,891
Kaupthing Bank HF, 5.75%, 10/4/11 (e)(y)*	2,750,000	735,625
LL & P Wind Energy, Inc. Washington Revenue Bonds,
6.192%, 12/1/27 (e)	2,000,000	2,040,600
Lumbermens Mutual Casualty Co.:
9.15%, 7/1/26 (e)(m)*	1,696,000	17,130
8.30%, 12/1/37 (e)(m)*	6,130,000	61,913
8.45%, 12/1/49 (e)(m)*	2,560,000	25,856
Masco Corp., 7.125%, 3/15/20	400,000	408,454
McGuire Air Force Base Military Housing Project, 5.611%, 9/15/51 (e)	1,000,000	920,730
MMA Financial Holdings, Inc., 0.75%, 5/3/34 (b)	2,540,000	508,000
Nationwide Health Properties, Inc.:
6.50%, 7/15/11	500,000	519,407
6.90%, 10/1/37	1,000,000	1,026,737
Nordea Bank Finland plc, 0.827%, 4/13/12 (r)	1,500,000	1,500,000
Ohana Military Communities LLC, 5.675%, 10/1/26 (e)	2,250,000	2,360,362

	Principal
Corporate Bonds - Cont’d	Amount	Value
Orkney Re II plc, Series B, 6.096%, 12/21/35 (b)(e)(r)(w)*	$1,100,000	$-
PACCAR Financial Corp., 0.708%, 4/5/13 (r)	1,000,000	1,000,253
Pacific Beacon LLC, 5.628%, 7/15/51 (e)	1,250,000	1,008,650
Pacific Pilot Funding Ltd., 1.271%, 10/20/16 (e)(r)	890,145	813,289
Pioneer Natural Resources Co.:
5.875%, 7/15/16	500,000	513,939
6.65%, 3/15/17	350,000	372,426
7.20%, 1/15/28	700,000	728,969
PNC Funding Corp., 0.675%, 1/31/14 (r)	500,000	487,532
Preferred Term Securities IX Ltd., 1.285%, 4/3/33 (e)(r)	721,957	440,394
Prudential Holdings LLC, 7.245%, 12/18/23 (e)	500,000	590,718
Redstone Arsenal Military Housing, 5.45%, 9/1/26 (e)	1,165,000	1,115,045
Royal Bank of Scotland Group plc, 4.875%, 3/16/15	1,500,000	1,578,137
Salvation Army, 5.46%, 9/1/16	160,000	178,422
SBA Tower Trust, 4.254%, 4/15/40 (e)	1,000,000	1,064,333
SPARCS Trust 99-1, STEP, 0.00% to 4/15/19, 7.697%
thereafter to 10/15/97 (b)(e)(r)	1,000,000	396,820
Suncorp-Metway Ltd., 0.667%, 12/17/10 (e)(r)	1,000,000	1,000,004
SunTrust Bank:
0.449%, 5/21/12 (r)	2,500,000	2,446,606
0.619%, 8/24/15 (r)	500,000	446,877
Svenska Handelsbanken AB, 1.292%, 9/14/12 (e)(r)	1,500,000	1,505,781
TD Ameritrade Holding Corp., 4.15%, 12/1/14	500,000	531,411
Telefonica Emisiones SAU, 2.582%, 4/26/13	1,500,000	1,532,500
Toll Road Investors Partnership II LP, Zero Coupon:
2/15/43 (b)(e)	5,000,000	925,000
2/15/45 (b)(e)	28,427,250	4,352,781
Vornado Realty LP, 4.75%, 12/1/10	1,310,000	1,313,358
Wachovia Capital Trust III, 5.80% to 3/15/11, floating rate thereafter
to 3/29/49 (r)	2,500,000	2,193,750
Westfield Capital Corp. Ltd., 4.375%, 11/15/10 (e)	1,500,000	1,505,151
Westpac Banking Corp.:
0.818%, 10/21/11 (e)(r)	1,000,000	1,000,628
0.482%, 12/14/12 (e)(r)	750,000	750,274
Wm. Wrigley Jr. Co., 1.913%, 6/28/11 (e)(r)	2,000,000	2,004,184

Total Corporate Bonds (Cost $96,905,847)		80,566,820

U.S. Government Agencies
and Instrumentalities - 4.1%
AgFirst FCB:
6.585% to 6/15/12, floating rate thereafter to 6/29/49 (b)(e)(r)	1,250,000	862,500
7.30%, 10/14/49 (e)	1,500,000	1,290,391
Fannie Mae, 1.25%, 6/22/12	6,000,000	6,079,254
Federal Home Loan Bank Discount Notes, 10/1/10	7,600,000	7,600,000
Premier Aircraft Leasing EXIM 1 Ltd., 3.576%, 2/6/22	1,931,563	2,024,799
Private Export Funding Corp., 3.05%, 10/15/14	500,000	534,585

U.S. Government Agencies	Principal
and Instrumentalities - 4.1%	Amount	Value
U.S. Department of Housing and Urban Development, 3.44%, 8/1/11	$250,000	$256,485
US AgBank FCB, 6.11% to 7/10/12, floating rate thereafter
to 12/31/49 (e)(r)	300,000	224,250

Total U.S. Government Agencies
and Instrumentalities (Cost $18,838,334)		18,872,264

U.S. Government Agency
Mortgage-Backed Securities - 0.0%
Government National Mortgage Association, 5.50%, 1/16/32	1,110,163	78,947

Total U.S. Government Agency Mortgage-Backed Securities
(Cost $135,996)		78,947

Municipal Obligations - 5.4%
California Statewide Communities Development Authority Revenue
Bonds, 5.01%, 8/1/15	635,000	688,073
Escondido California Joint Powers Financing Authority Lease
Revenue Bonds, 5.53%, 9/1/18	635,000	644,106
Illinois State MFH Development Authority Revenue Bonds,
6.537%, 1/1/33	1,000,000	1,022,660
Inglewood California Pension Funding Revenue Bonds, 5.07%, 9/1/20	660,000	645,394
Malibu California Integrated Water Quality Improvement COPs,
5.39%, 7/1/16	1,130,000	1,272,945
Maryland State Economic Development Corp. Revenue Bonds:
Series B, 6.00%, 7/1/48 (f)*	1,855,000	955,102
Series C, Zero Coupon, 7/1/48 (f)	2,534,053	90,035
Moreno Valley California Public Financing Authority Revenue Bonds,
5.549%, 5/1/27	750,000	738,705
Oakland California Redevelopment Agency Tax Allocation Bonds:
5.252%, 9/1/16	1,375,000	1,395,281
5.263%, 9/1/16	640,000	646,272
5.383%, 9/1/16	3,000,000	3,196,470
Oceanside California PO Revenue Bonds, 5.04%, 8/15/17	750,000	750,825
Palm Springs California Community Redevelopment Agency
Tax Allocation Bonds, 6.411%, 9/1/34	1,250,000	1,132,888
San Bernardino California Joint Powers Financing Authority
Tax Allocation Bonds, 5.625%, 5/1/16	500,000	512,305
San Diego California Redevelopment Agency Tax Allocation
Bonds, 5.66%, 9/1/16	1,040,000	1,063,514
San Diego County California PO Revenue Bonds, Zero
Coupon, 8/15/12	1,790,000	1,699,695

	Principal
Municipal Obligations - Cont’d	Amount	Value
San Jose California Redevelopment Agency Tax Allocation Bonds,
5.46%, 8/1/35	$1,000,000	$835,070
San Ramon California Public Financing Authority Tax Allocation
Bonds, 5.65%, 2/1/21	1,775,000	1,718,218
Santa Fe Springs California Community Development Commission
Tax Allocation Bonds, 5.35%, 9/1/18	1,500,000	1,508,235
Utah State Housing Corp. Military Housing Revenue Bonds,
5.392%, 7/1/50	1,500,000	1,432,875
Vacaville California Redevelopment Agency Housing Tax Allocation
Bonds, 6.125%, 9/1/20	665,000	644,106
Wells Fargo Bank NA Custodial Receipts Revenue Bonds, 6.734%,
9/1/47	1,500,000	1,712,145
West Contra Costa California Unified School District COPs,
4.90%, 1/1/15	555,000	570,168

Total Municipal Obligations (Cost $27,499,720)		24,875,087

High Social Impact Investments - 0.9%
Calvert Social Investment Foundation Notes, 1.17%, 7/1/13 (b)(i)(r)	4,266,666	4,123,690

Total High Social Impact Investments (Cost $4,266,666)		4,123,690

U.S. Treasury - 5.0%
United States Treasury Bonds:
4.375%, 5/15/40	2,750,000	3,088,594
3.875%, 8/15/40	11,500,000	11,889,922
United States Treasury Notes:
0.375%, 8/31/12	1,150,000	1,148,922
1.25%, 8/31/15	3,920,000	3,918,775
2.625%, 8/15/20	2,585,000	2,609,234

Total U.S. Treasury (Cost $22,557,522)		22,655,447

TOTAL INVESTMENTS (Cost $446,051,166) - 99.2%		453,407,170
Other assets and liabilities, net - 0.8%		3,869,919
Net Assets - 100%		$457,277,089

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest unlimited number of no par value shares authorized:
Class A: 16,167,832 shares outstanding		$457,730,364
Class B: 471,364 shares outstanding		15,644,201
Class C: 952,796 shares outstanding		28,454,642
Class I: 57,902 shares outstanding		2,323,553
Undistributed net investment income		(194,291)
Accumulated net realized gain (loss) on investments		(53,670,743)
Net unrealized appreciation (depreciation) on investments		6,989,363

Net Assets		$457,277,089

Net Asset Value Per Share
Class A (based on net assets of $419,362,800)		$25.94
Class B (based on net assets of $12,127,485)		$25.73
Class C (based on net assets of $24,268,660)		$25.47
Class I (based on net assets of $1,518,144)		$26.22

See notes to financial statements.

			Underlying	Unrealized
	# of	Expiration	Face Amount	Appreciation
Futures	Contracts	Date	at Value	(Depreciation)
Purchased:
30 Year U.S. Treasury Bonds	59	12/10	$7,889,406	$92,716

Sold:
2 Year U.S. Treasury Notes	271	12/10	$59,480,266	($156,220)
5 Year U.S. Treasury Notes	512	12/10	61,884,000	(281,736)
10 Year U.S. Treasury Notes	24	12/10	3,025,125	(21,401)
Total Sold				($459,357)

See notes to financial statements.

BOND Portfolio
STATEMENT OF NET ASSETS
september 30, 2010

	Principal
Asset-Backed Securities - 3.9%	Amount	Value
ACLC Business Loan Receivables Trust, 0.907%, 10/15/21 (e)(r)	$45,526	$44,257
AmeriCredit Automobile Receivables Trust:
2.26%, 5/15/12	3,544,845	3,552,277
4.63%, 6/6/12	728,847	729,370
5.02%, 11/6/12	1,964,601	1,974,598
5.64%, 9/6/13	518,665	529,847
Americredit Prime Automobile Receivable, 5.22%, 6/8/12	160,456	160,678
Capital Auto Receivables Asset Trust, 5.07%, 12/15/11	1,269,857	1,276,991
Chrysler Financial Lease Trust, 1.78%, 6/15/11 (e)	5,000,000	5,014,427
Community Reinvestment Revenue Notes, 5.90%, 6/1/31 (e)	1,543,481	1,556,969
Countrywide Asset-Backed Certificates, 0.676%, 9/25/35 (r)	350,000	317,759
CPS Auto Trust:
6.48%, 7/15/13 (e)	6,284,582	6,470,767
5.60%, 1/15/14 (e)	2,045,636	2,108,986
DB Master Finance LLC, 5.779%, 6/20/31 (e)	8,500,000	8,550,660
Enterprise Mortgage Acceptance Co. LLC, 7.143%, 1/15/27 (e)(r)	3,091,593	1,623,086
Wachovia Auto Loan Owner Trust, 5.08%, 4/20/12 (e)	260,163	260,696

Total Asset-Backed Securities (Cost $33,616,861)		34,171,368

Collateralized Mortgage-Backed
Obligations (Privately Originated) - 3.5%
American Home Mortgage Assets, 1.346%, 9/25/46 (r)	1,956,847	1,092,185
Bear Stearns Asset Backed Securities Trust, STEP, 5.00% to
3/25/13, 5.50% thereafter to 1/25/34 (r)	3,298,495	3,360,487
Chase Funding Mortgage Loan, 4.045%, 5/25/33 (r)	8,251	8,217
Citicorp Mortgage Securities, Inc., 0.071%, 10/25/33 (r)	87,275,335	106,685
Countrywide Alternative Loan Trust, 4.968%, 7/25/35 (b)(r)	1,928,699	1,938,331
CS First Boston Mortgage Securities Corp.:
2.888%, 12/25/33 (r)	646,269	196,415
5.25%, 12/25/35	1,268,681	1,277,315
GMAC Mortgage Corp. Loan Trust, 5.50%, 10/25/33	5,000,000	5,056,610
Impac CMB Trust:
0.88%, 5/25/35 (r)	2,400,530	1,787,943
0.576%, 8/25/35 (r)	721,766	542,213
JP Morgan Mortgage Trust:
3.011%, 7/25/35 (r)	495,879	466,134
5.294%, 7/25/35 (r)	1,356,733	1,334,337
Merrill Lynch Mortgage Investors, Inc., 4.749%, 12/25/35 (r)	1,713,982	1,712,322
Residential Accredit Loans, Inc., 6.00%, 12/25/35	1,534,485	1,092,552
Residential Asset Securitization Trust, 6.25%, 11/25/36	1,594,131	1,094,795
Structured Asset Mortgage Investments, Inc., 0.446%, 9/25/36 (r)	719,003	394,906
Structured Asset Securities Corp., 5.00%, 6/25/35	2,791,763	2,275,669
WaMu Mortgage Pass Through Certificates, 4.771%, 10/25/35 (r)	6,000,000	5,064,697

Collateralized Mortgage-Backed	Principal
Obligations (Privately Originated) - Cont’d	Amount	Value
Wells Fargo Mortgage Backed Securities Trust:
2.873%, 1/25/35 (r)	$1,000,000	$956,672
Class 1A10, 0.193%, 10/25/36	46,878,082	208,846
Class 1A9, 0.193%, 10/25/36	100,000,000	553,810

Total Collateralized Mortgage-Backed Obligations
(Privately Originated) (Cost $30,764,762)		30,521,141

Commercial Mortgage-Backed Securities - 1.3%
Banc of America Commercial Mortgage, Inc., 4.576%, 7/10/42	500,000	505,640
GMAC Commercial Mortgage Asset Corp., 6.107%, 8/10/52 (e)	5,000,000	4,445,750
JP Morgan Chase Commercial Mortgage Securities Corp.,
5.857%, 10/12/35	2,947,882	2,979,542
Prudential Mortgage Capital Funding LLC, 6.605%, 5/10/34	3,275,849	3,323,391

Total Commercial Mortgage-Backed Securities (Cost $11,862,789)		11,254,323

Corporate Bonds - 48.1%
Achmea Hypotheekbank NV, 0.804%, 11/3/14 (e)(r)	3,000,000	3,000,393
Agilent Technologies, Inc., 5.00%, 7/15/20	1,500,000	1,591,999
Alliance Mortgage Investments:
12.61%, 6/1/10 (b)(r)(x)*	481,681	-
15.36%, 12/1/10 (b)(r)(x)*	207,840	-
American Express Bank FSB, 0.39%, 5/29/12 (r)	6,500,000	6,426,775
American Honda Finance Corp., 1.041%, 6/20/11 (e)(r)	5,000,000	5,010,724
American National Red Cross:
5.316%, 11/15/10	2,410,000	2,414,675
5.392%, 11/15/12	2,000,000	2,030,220
5.567%, 11/15/17 (b)	1,500,000	1,559,850
Amphenol Corp., 4.75%, 11/15/14	2,000,000	2,166,051
ANZ National International Ltd.:
0.615%, 8/5/11 (e)(r)	500,000	500,404
2.375%, 12/21/12 (e)	2,500,000	2,545,959
6.20%, 7/19/13 (e)	1,000,000	1,115,043
AON Corp., 5.00%, 9/30/20	1,930,000	1,972,969
APL Ltd., 8.00%, 1/15/24 (b)	2,685,000	2,148,000
Arrow Electronics, Inc., 6.875%, 6/1/18	4,000,000	4,535,230
Asciano Finance Ltd., 4.625%, 9/23/20 (e)	1,500,000	1,524,915
Atlantic Marine Corp. Communities LLC, 6.158%, 12/1/51 (b)(e)	2,500,000	2,669,175
Atlantic Mutual Insurance Co., 8.15%, 2/15/28 (b)(e)(p)*	3,500,000	-
Australia & New Zealand Banking Group Ltd., 0.818%, 10/21/11 (e)(r)	4,000,000	4,007,792
BAC Capital Trust XV, 1.097%, 6/1/56 (r)	16,150,000	10,156,548
Bank of America Corp., 4.50%, 4/1/15	1,500,000	1,574,109
Bank of Nova Scotia:
0.731%, 1/6/12 (r)	4,000,000	4,000,000
0.543%, 3/5/12 (r)	1,000,000	1,000,000

	Principal
Corporate Bonds - Cont’d	Amount	Value
Barclays Bank plc:
2.50%, 1/23/13	$2,000,000	$2,043,997
2.50%, 9/21/15 (e)	2,000,000	2,013,819
5.00%, 9/22/16	2,500,000	2,741,295
Bayview Research Center Finance Trust, 6.33%, 1/15/37 (b)(e)	1,989,467	2,009,362
Bemis Co., Inc., 6.80%, 8/1/19	500,000	596,321
Capital One Bank, 8.80%, 7/15/19	1,500,000	1,917,185
Charter One Bank, 5.50%, 4/26/11	4,000,000	4,088,149
Chesapeake Energy Corp.:
7.625%, 7/15/13 (b)	4,500,000	4,905,000
6.50%, 8/15/17	1,000,000	1,033,750
6.875%, 11/15/20	1,000,000	1,053,750
Comerica, Inc., 3.00%, 9/16/15	1,500,000	1,518,851
Commonwealth Bank of Australia, 0.745%, 11/4/11 (e)(r)	6,000,000	5,997,598
CommonWealth REIT, 0.892%, 3/16/11 (r)	6,500,000	6,472,978
Con-way, Inc., 7.25%, 1/15/18	1,500,000	1,644,507
Corn Products International, Inc., 4.625%, 11/1/20	2,000,000	2,041,498
COX Communications, Inc., 7.75%, 11/1/10	3,000,000	3,015,320
Credit Suisse USA, Inc., 0.576%, 8/16/11 (r)	5,000,000	5,004,867
Crown Castle Towers LLC, 4.174%, 8/15/17 (e)	2,000,000	2,032,640
CVS Pass-Through Trust:
6.943%, 1/10/30	1,887,578	2,113,222
7.507%, 1/10/32 (e)	3,090,956	3,626,804
Deutsche Bank Capital Funding Trust VII, 5.628% to 1/19/16,
floating rate thereafter to 1/29/49 (e)(r)	2,000,000	1,732,500
DISH DBS Corp., 6.375%, 10/1/11	1,500,000	1,552,500
Enterprise Products Operating LLC:
7.625%, 2/15/12	2,000,000	2,156,611
7.034% to 1/15/18, floating rate thereafter to 1/15/68 (r)	13,305,000	13,238,475
First Niagara Financial Group, Inc., 6.75%, 3/19/20	1,000,000	1,106,953
Fleet Capital Trust V, 1.291%, 12/18/28 (r)	3,000,000	2,154,882
Fort Knox Military Housing, 5.815%, 2/15/52 (e)	3,500,000	3,407,005
GameStop Corp., 8.00%, 10/1/12	1,767,000	1,802,340
Glitnir Banki HF:
2.95%, 10/15/08 (b)(y)*	8,000,000	2,240,000
3.046%, 4/20/10 (e)(r)(y)*	4,000,000	1,220,000
3.226%, 1/21/11 (e)(r)(y)*	500,000	152,500
6.375%, 9/25/12 (e)(y)*	2,000,000	610,000
6.693% to 6/15/11, floating rate thereafter to 6/15/16 (b)(e)(r)(y)*	750,000	7,500
Goldman Sachs Group, Inc.:
0.931%, 10/7/11 (r)	3,000,000	2,998,518
0.668%, 11/9/11 (r)	6,000,000	6,020,634
0.74%, 3/22/16 (r)	2,000,000	1,849,051
6.15%, 4/1/18	1,000,000	1,112,172
6.75%, 10/1/37	1,500,000	1,569,394
Great River Energy, 5.829%, 7/1/17 (e)	2,596,541	2,914,810
HCP, Inc., 5.95%, 9/15/11	1,000,000	1,044,585
Hewlett-Packard Co., 1.354%, 5/27/11 (r)	7,000,000	7,048,770
Home Depot, Inc., 5.875%, 12/16/36	1,000,000	1,060,547
Howard Hughes Medical Institute, 3.45%, 9/1/14	3,000,000	3,222,672
International Business Machines Corp., 0.485%, 11/4/11 (r)	1,000,000	1,001,224
Irwin Land LLC, 4.51%, 12/15/15 (e)	2,025,000	2,018,540
John Deere Capital Corp., 1.225%, 1/18/11 (r)	9,000,000	9,018,702

	Principal
Corporate Bonds - Cont’d	Amount	Value
JPMorgan Chase & Co.:
0.522%, 6/15/12 (r)	$4,300,000	$4,322,614
0.539%, 12/26/12 (r)	10,000,000	10,063,012
0.958%, 2/26/13 (r)	5,000,000	5,010,934
1.039%, 9/30/13 (r)	4,000,000	4,011,764
JPMorgan Chase Bank, 0.623%, 6/13/16 (r)	1,000,000	933,339
JPMorgan Chase Capital XXIII, 1.376%, 5/15/77 (r)	2,000,000	1,439,710
Kaupthing Bank HF:
3.491%, 1/15/10 (e)(r)(y)*	1,000,000	267,500
5.75%, 10/4/11 (e)(y)*	7,000,000	1,872,500
Kinder Morgan Finance Co. ULC, 5.35%, 1/5/11	3,000,000	3,045,000
Koninklijke Philips Electronics NV, 1.443%, 3/11/11 (r)	7,000,000	7,025,925
LL & P Wind Energy, Inc. Washington Revenue Bonds,
6.192%, 12/1/27 (e)	5,000,000	5,101,500
Lloyds TSB Bank plc, 6.50%, 9/14/20 (e)	1,000,000	1,016,998
Lumbermens Mutual Casualty Co.:
9.15%, 7/1/26 (e)(m)*	2,942,000	29,714
8.30%, 12/1/37 (e)(m)*	3,500,000	35,350
Masco Corp., 7.125%, 3/15/20	1,500,000	1,531,703
MBNA Capital, 1.266%, 2/1/27 (r)	1,500,000	1,025,972
McGuire Air Force Base Military Housing Project, 5.611%, 9/15/51 (e)	2,420,000	2,228,167
MMA Financial Holdings, Inc., 0.75%, 5/3/34 (b)	2,540,000	508,000
National City Corp., 4.00%, 2/1/11	2,000,000	2,013,960
Nationwide Building Society, 0.549%, 5/17/12 (e)(r)	4,000,000	3,999,451
Nationwide Health Properties, Inc.:
6.50%, 7/15/11	2,500,000	2,597,037
6.90%, 10/1/37	2,300,000	2,361,495
New Albertsons, Inc., 7.50%, 2/15/11	500,000	508,750
Nordea Bank Finland plc, 0.827%, 4/13/12 (r)	5,000,000	5,000,000
Ohana Military Communities LLC:
5.675%, 10/1/26 (e)	5,580,000	5,853,699
6.00%, 10/1/51 (b)(e)	5,260,000	5,503,065
OPTI Canada, Inc., 9.75%, 8/15/13 (e)	2,000,000	2,030,000
Orkney Re II plc, Series B, 6.096%, 12/21/35 (b)(e)(r)(w)*	1,700,000	-
PACCAR Financial Corp., 0.708%, 4/5/13 (r)	3,000,000	3,000,758
Pacific Beacon LLC, 5.628%, 7/15/51 (e)	2,750,000	2,219,030
Pacific Pilot Funding Ltd., 1.271%, 10/20/16 (e)(r)	890,145	813,289
Pioneer Natural Resources Co.:
5.875%, 7/15/16	5,000,000	5,139,386
6.65%, 3/15/17	3,000,000	3,192,224
7.50%, 1/15/20	2,000,000	2,200,000
7.20%, 1/15/28	1,000,000	1,041,384
PNC Funding Corp.:
0.615%, 1/31/12 (r)	1,000,000	996,653
0.733%, 4/1/12 (r)	2,000,000	2,007,428
Preferred Term Securities IX Ltd., 1.285%, 4/3/33 (e)(r)	721,957	440,394
Prudential Holdings LLC, 7.245%, 12/18/23 (e)	1,700,000	2,008,440
Rabobank Nederland NV:
0.635%, 8/5/11 (e)(r)	2,000,000	1,999,406
3.20%, 3/11/15 (e)	3,000,000	3,138,127
11.00% to 6/30/19, floating rate thereafter to 6/29/49 (e)(r)	400,000	516,852
Royal Bank of Scotland Group plc, 4.875%, 3/16/15	5,830,000	6,133,694
Ryder System, Inc., 3.60%, 3/1/16	1,000,000	1,013,407

	Principal
Corporate Bonds - Cont’d	Amount	Value
Salvation Army, 5.46%, 9/1/16	$310,000	$345,693
SPARCS Trust 99-1, STEP, 0.00% to 4/15/19, 7.697%
thereafter to 10/15/97 (b)(e)(r)	1,000,000	396,820
Stadshypotek AB, 0.839%, 9/30/13 (e)(r)	3,000,000	2,999,995
State Street Bank and Trust Co., 0.492%, 9/15/11 (r)	5,000,000	5,012,116
Suncorp-Metway Ltd., 0.667%, 12/17/10 (e)(r)	10,000,000	10,000,037
SunTrust Bank:
6.375%, 4/1/11	5,000,000	5,135,605
0.449%, 5/21/12 (r)	7,000,000	6,850,496
0.619%, 8/24/15 (r)	1,000,000	893,755
Svenska Handelsbanken AB, 1.292%, 9/14/12 (e)(r)	5,000,000	5,019,270
TD Ameritrade Holding Corp., 5.60%, 12/1/19	2,000,000	2,211,369
Telecom Italia Capital SA, 4.875%, 10/1/10	3,000,000	3,000,217
Telefonica Emisiones SAU:
0.775%, 2/4/13 (r)	3,000,000	2,929,408
2.582%, 4/26/13	4,000,000	4,086,667
TIERS Trust, 8.45%, 12/1/17 (b)(e)(n)*	439,239	4,392
Time Warner Entertainment Co. LP, 8.875%, 10/1/12	1,300,000	1,475,488
Toll Road Investors Partnership II LP, Zero Coupon:
2/15/18 (e)	3,000,000	1,848,596
2/15/28 (b)(e)	3,300,000	753,951
2/15/43 (b)(e)	54,500,000	10,082,500
2/15/45 (b)(e)	56,778,791	8,693,968
US Bank, 3.778% to 4/29/15, floating rate thereafter to 4/29/20 (r)	7,000,000	7,321,431
Vornado Realty LP, 4.75%, 12/1/10	3,000,000	3,007,689
Wachovia Capital Trust III, 5.80% to 3/15/11, floating
rate thereafter to 3/29/49 (r)	13,650,000	11,977,875
Wells Fargo & Co., 0.512%, 6/15/12 (r)	1,830,000	1,837,539
Westfield Capital Corp. Ltd., 4.375%, 11/15/10 (e)	7,000,000	7,024,037
Westpac Banking Corp.:
0.818%, 10/21/11 (e)(r)	6,000,000	6,003,769
0.482%, 12/14/12 (e)(r)	4,000,000	4,001,460
3.00%, 8/4/15	1,000,000	1,020,011
Wm. Wrigley Jr. Co., 1.913%, 6/28/11 (e)(r)	6,000,000	6,012,553

Total Corporate Bonds (Cost $433,096,945)		425,226,967

Municipal Obligations - 12.7%
Adams-Friendship Area Wisconsin School District GO Bonds:
5.28%, 3/1/14	155,000	172,743
5.32%, 3/1/15	165,000	185,749
5.47%, 3/1/18	190,000	218,699
Alameda California Corridor Transportation Authority Revenue
Bonds, Zero Coupon, 10/1/11	11,655,000	11,206,166
Aurora Military Housing LLC, 5.32%, 12/15/20 (e)	2,905,000	3,074,187
California Statewide Communities Development Authority
Revenue Bonds:
Zero Coupon, 6/1/12	1,530,000	1,416,795
Zero Coupon, 6/1/13	1,585,000	1,404,453
5.58%, 8/1/13	1,085,000	1,175,066
5.01%, 8/1/15	700,000	758,506
Zero Coupon, 6/1/19	2,910,000	1,683,697

	Principal
Municipal Obligations - Cont’d	Amount	Value
California Statewide Communities Development Authority
Revenue Bonds:
2004 Series A-2, Zero Coupon, 6/1/14	$1,645,000	$1,394,055
2006 Series A-2, Zero Coupon, 6/1/14	3,305,000	2,800,822
Canyon Texas Regional Water Authority Revenue Bonds,
6.10%, 8/1/21	750,000	774,405
Cook County Illinois School District GO Bonds, Zero Coupon:
12/1/14	1,975,000	1,723,898
12/1/19 (b)	280,000	179,623
12/1/20 (b)	700,000	423,584
12/1/21 (b)	700,000	398,776
12/1/24 (b)	620,000	295,343
Dallas-Fort Worth Texas International Airport Facilities Improvement
Corp. Revenue Bonds, 6.60%, 11/1/12	1,635,000	1,702,019
Escondido California Joint Powers Financing Authority Lease Revenue
Bonds, 5.53%, 9/1/18	1,060,000	1,075,200
Fairfield California PO Revenue Bonds, 5.22%, 6/1/20 (b)	845,000	856,661
Florida State First Governmental Financing Commission Revenue
Bonds, 5.30%, 7/1/19	1,340,000	1,413,445
Georgetown University Washington DC Revenue Bonds, 7.22%,
4/1/19	2,990,000	3,567,219
Illinois State MFH Development Authority Revenue Bonds,
6.537%, 1/1/33	3,330,000	3,405,458
Inglewood California Pension Funding Revenue Bonds,
5.07%, 9/1/20	1,000,000	977,870
Jackson & Williamson Counties Illinois GO Bonds, Zero Coupon:
12/1/18	180,000	119,632
12/1/19	180,000	110,817
12/1/20	180,000	102,357
12/1/22	180,000	88,301
12/1/23	180,000	80,773
12/1/24	180,000	74,765
Lancaster Pennsylvania Parking Authority Revenue Bonds,
5.76%, 12/1/17	595,000	648,925
Lawrence Township Indiana School District GO Bonds, 5.80%,
7/5/18	1,095,000	1,249,910
Long Beach California Bond Finance Authority Revenue Bonds:
4.66%, 8/1/15	1,535,000	1,507,370
4.90%, 8/1/17	1,715,000	1,615,479
Los Angeles California Community Redevelopment Agency
Tax Allocation Bonds, 5.27%, 7/1/13	970,000	1,011,264
Malibu California Integrated Water Quality Improvement
COPs, 5.64%, 7/1/21	1,160,000	1,232,314
Maryland State Transportation Authority Revenue Bonds,
5.604%, 7/1/30	3,000,000	3,281,130
Monrovia California Redevelopment Agency Tax Allocation
Bonds, 5.30%, 5/1/17	1,160,000	1,149,351
Moreno Valley California Public Financing Authority Revenue
Bonds, 5.549%, 5/1/27	1,500,000	1,477,410
Nekoosa Wisconsin School District GO Bonds, 5.74%, 4/1/16	350,000	387,457
Nevada State Department of Business & Industry Lease Revenue
Bonds, 5.32%, 6/1/17	940,000	910,616

	Principal
Municipal Obligations - Cont’d	Amount	Value
New Jersey State Economic Development Authority State Pension
Funding Revenue Bonds, Zero Coupon, 2/15/12	$2,822,000	$2,753,849
New York City IDA Revenue Bonds, 6.027%, 1/1/46	1,885,000	1,555,219
Oakland California PO Revenue Bonds, Zero Coupon, 12/15/20	1,490,000	805,732
Oakland California Redevelopment Agency Tax Allocation Bonds:
5.263%, 9/1/16	1,280,000	1,292,544
5.383%, 9/1/16	5,565,000	5,929,452
5.411%, 9/1/21	2,270,000	2,152,823
Oceanside California PO Revenue Bonds, 5.04%, 8/15/17	1,000,000	1,001,100
Oregon State School Boards Association GO Bonds,
Zero Coupon, 6/30/12	6,000,000	5,814,240
Palm Springs California Community Redevelopment Agency Tax
Allocation Bonds, 6.411%, 9/1/34	3,355,000	3,040,670
Placer County California Redevelopment Agency Tax Allocation
Bonds, 5.95%, 8/1/22	1,040,000	1,048,580
Pomona California Public Finance Authority Tax Allocation Bonds,
5.23%, 2/1/16	1,640,000	1,729,380
Redlands California PO Revenue Bonds, Zero Coupon:
8/1/18	120,000	76,458
8/1/19	135,000	80,294
8/1/20	145,000	79,786
8/1/21	160,000	80,282
San Bernardino California Joint Powers Financing Authority
Tax Allocation Bonds, 5.625%, 5/1/16	1,000,000	1,024,610
San Diego California Redevelopment Agency Tax Allocation
Bonds, 5.66%, 9/1/16	2,095,000	2,142,368
San Diego County California PO Revenue Bonds, Zero Coupon,
8/15/12	4,000,000	3,798,200
San Jose California Redevelopment Agency Tax Allocation Bonds,
5.10%, 8/1/20	2,555,000	2,486,398
Santa Fe Springs California Community Development Commission
Tax Allocation Bonds, 5.35%, 9/1/18	2,500,000	2,513,725
Schenectady New York Metroplex Development Authority Revenue
Bonds, 5.33%, 8/1/16	445,000	491,983
Secaucus New Jersey Municipal Utilities Authority Revenue Bonds,
4.20%, 12/1/10	1,235,000	1,242,533
Sonoma County California PO Revenue Bonds, 6.625%, 6/1/13	1,605,000	1,706,083
Thorp Wisconsin School District GO Bonds, 6.15%, 4/1/26	560,000	603,467
Utah State Housing Corp. Military Housing Revenue Bonds,
5.392%, 7/1/50	2,000,000	1,910,500
Vacaville California Redevelopment Agency Housing Tax Allocation
Bonds, 6.00%, 9/1/18	1,185,000	1,165,187
Virginia State Housing Development Authority Revenue Bonds,
6.32%, 8/1/19	3,255,000	3,638,667
Wells Fargo Bank NA Custodial Receipts Revenue Bonds,
6.734%, 9/1/47	3,000,000	3,424,290
West Contra Costa California Unified School District COPs:
4.71%, 1/1/11	455,000	457,448
4.76%, 1/1/12	475,000	485,773
4.82%, 1/1/13	500,000	517,670

Total Municipal Obligations (Cost $108,923,457)		112,381,621

U.S. Government Agencies	Principal
and Instrumentalities - 16.2%	Amount	Value
AgFirst FCB:
8.393% to 12/15/11, floating rate thereafter to 12/15/16 (r)	$5,000,000	$4,862,500
6.585% to 6/15/12, floating rate thereafter to 6/29/49 (b)(e)(r)	6,000,000	4,560,000
7.30%, 10/14/49 (e)	2,000,000	1,720,521
Fannie Mae, 1.25%, 6/22/12	7,900,000	8,004,351
Federal Home Loan Bank:
1.75%, 8/22/12	15,000,000	15,352,533
5.00%, 11/17/17	3,480,000	4,126,205
Federal Home Loan Bank Discount Notes, 10/1/10	91,000,000	91,000,000
Premier Aircraft Leasing EXIM 1 Ltd., 3.576%, 2/6/22	7,726,252	8,099,198
Private Export Funding Corp., 3.05%, 10/15/14	2,855,000	3,052,480
U.S. Department of Housing and Urban Development, 3.44%, 8/1/11	500,000	512,970
U.S. AgBank FCB, 6.11% to 7/10/12, floating rate thereafter
to 12/31/49 (e)(r)	2,700,000	2,018,250

Total U.S. Government Agencies and Instrumentalities
(Cost $141,016,013)		143,309,008

U.S. Government Agency Mortgage-Backed
Securities - 0.0%
Government National Mortgage Association, 5.50%, 1/16/32	2,235,128	158,946

Total U.S. Government Agency Mortgage-Backed
Securities (Cost $285,149)		158,946

U.S. Treasury - 10.2%
United States Treasury Bonds:
4.375%, 5/15/40	53,490,000	60,075,953
3.875%, 8/15/40	18,995,000	19,639,049
United States Treasury Notes:
1.25%, 8/31/15	2,375,000	2,374,258
2.625%, 8/15/20	8,325,000	8,403,047

Total U.S. Treasury (Cost $87,104,520)		90,492,307

Sovereign Government Bonds - 2.0%
Province of Ontario Canada, 0.789%, 5/22/12 (r)	18,000,000	18,015,939

Total Sovereign Government Bonds (Cost $18,000,000)		18,015,939

	Principal
High Social Impact Investments - 0.3%	Amount	Value
Calvert Social Investment Foundation Notes, 1.17%, 7/1/12 (b)(i)(r)	$3,087,392	$2,983,933

Total High Social Impact Investments (Cost $3,087,392)		2,983,933

Equity Securities - 0.3%	Shares
CNO Financial Group, Inc.*	140,439	778,032
First Republic Preferred Capital Corp., Preferred (e)	500	514,000
Woodbourne Capital:
Trust I, Preferred (b)(e)	625,000	418,750
Trust II, Preferred (b)(e)	625,000	418,750
Trust III, Preferred (b)(e)	625,000	418,750
Trust IV, Preferred (b)(e)	625,000	418,750

Total Equity Securities (Cost $5,435,015)		2,967,032

TOTAL INVESTMENTS (Cost $873,192,903) - 98.5%		871,482,585
Other assets and liabilities, net - 1.5%		12,980,956
Net Assets - 100%		$884,463,541

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 37,054,980 shares outstanding		$592,223,956
Class B: 556,656 shares outstanding		9,496,348
Class C: 3,410,429 shares outstanding		53,572,411
Class I: 13,330,185 shares outstanding		212,697,760
Class Y: 891,493 shares outstanding		13,888,078
Undistributed net investment income		23,109
Accumulated net realized gain (loss) on investments		4,135,250
Net unrealized appreciation (depreciation) on investments		(1,573,371)

Net Assets		$884,463,541

Net Asset Value Per Share
Class A (based on net assets of $593,364,111)		$16.01
Class B (based on net assets of $8,853,648)		$15.91
Class C (based on net assets of $54,288,386)		$15.92
Class I (based on net assets of $213,621,371)		$16.03
Class Y (based on net assets of $14,336,025)		$16.08

See notes to financial statements.

			Underlying	Unrealized
	# Of	Expiration	Face Amount	Appreciation
Futures	Contracts	Date	At Value	(Depreciation)
Purchased:
30 Year U.S. Treasury Bonds	317	12/10	$42,388,844	$1,355,964
Sold:
2 Year U.S. Treasury Notes	1,481	12/10	$325,056,361	($483,583)
5 Year U.S. Treasury Notes	1,223	12/10	147,820,571	(695,658)
10 Year U.S. Treasury Notes	24	12/10	3,025,125	(39,776)
Total Sold				($1,219,017)

See notes to financial statements.

EQUITY PORTFOLIO

statement of net assets

september 30, 2010

Equity Securities - 96.3%	Shares	Value
Air Freight & Logistics - 2.9%
C.H. Robinson Worldwide, Inc.	356,400	$24,919,488
Expeditors International of Washington, Inc.	299,400	13,841,262
		38,760,750

Beverages - 1.9%
PepsiCo, Inc.	385,100	25,586,044

Biotechnology - 2.7%
Gilead Sciences, Inc.*	999,800	35,602,878

Capital Markets - 6.2%
Charles Schwab Corp.	856,600	11,906,740
Franklin Resources, Inc.	186,400	19,926,160
Lazard Ltd.	495,600	17,385,648
Northern Trust Corp.	434,500	20,960,280
T. Rowe Price Group, Inc.	246,000	12,315,990
		82,494,818

Chemicals - 2.3%
Ecolab, Inc.	597,200	30,301,928

Commercial Banks - 5.2%
SunTrust Banks, Inc.	955,000	24,667,650
Wells Fargo & Co.	995,500	25,016,915
Zions Bancorporation	909,100	19,418,376
		69,102,941

Communications Equipment - 6.9%
Cisco Systems, Inc.*	1,623,100	35,545,890
QUALCOMM, Inc.	1,235,900	55,763,808
		91,309,698

Computers & Peripherals - 8.0%
Apple, Inc.*	205,100	58,197,125
Hewlett-Packard Co.	1,133,700	47,694,759
		105,891,884

Electrical Equipment - 1.9%
Cooper Industries plc	520,200	25,453,386

Energy Equipment & Services - 4.4%
Cameron International Corp.*	606,000	26,033,760
FMC Technologies, Inc.*	189,700	12,954,613
Noble Corp.	576,700	19,486,693
		58,475,066

Equity Securities - Cont’d	Shares	Value
Food & Staples Retailing - 5.0%
Costco Wholesale Corp.	308,000	$19,862,920
CVS Caremark Corp.	1,453,300	45,735,351
		65,598,271

Health Care Equipment & Supplies - 6.7%
DENTSPLY International, Inc.	624,000	19,949,280
St. Jude Medical, Inc.*	476,300	18,737,642
Stryker Corp.	651,400	32,602,570
Varian Medical Systems, Inc.*	297,000	17,968,500
		89,257,992

Hotels, Restaurants & Leisure - 2.9%
Chipotle Mexican Grill, Inc.*	95,400	16,408,800
Starbucks Corp.	869,800	22,249,484
		38,658,284

Household Products - 2.1%
Procter & Gamble Co. (t)	462,900	27,760,113

Industrial Conglomerates - 2.4%
3M Co.	362,200	31,406,362

Insurance - 1.4%
Aflac, Inc.	360,800	18,656,968

Internet & Catalog Retail - 8.6%
Amazon.com, Inc.*	204,000	32,040,240
NetFlix, Inc.*	374,100	60,664,056
priceline.com, Inc.*	59,600	20,761,064
		113,465,360

Internet Software & Services - 2.7%
Google, Inc.*	68,400	35,964,036

IT Services - 2.8%
Cognizant Technology Solutions Corp.*	334,700	21,578,109
MasterCard, Inc.	69,300	15,523,200
		37,101,309

Machinery - 2.6%
Danaher Corp.	585,800	23,789,338
Deere & Co.	157,400	10,983,372
		34,772,710

Multiline Retail - 4.6%
Kohl’s Corp.*	390,000	20,545,200
Target Corp.	750,900	40,128,096
		60,673,296

Equity Securities - Cont’d	Shares	Value
Oil, Gas & Consumable Fuels - 2.7%
QEP Resources, Inc.	470,400	$14,177,856
Suncor Energy, Inc.	674,700	21,961,485
		36,139,341

Pharmaceuticals - 5.2%
Allergan, Inc.	304,400	20,251,732
Novartis AG (ADR)	829,400	47,831,498
		68,083,230

Semiconductors & Semiconductor Equipment - 0.6%
Linear Technology Corp.	274,800	8,444,604

Software - 3.0%
Microsoft Corp.	1,213,900	29,728,411
Salesforce.com, Inc.*	92,100	10,296,780
		40,025,191

Venture Capital - 0.6%
20/20 Gene Systems, Inc.:
Common Stock (b)(i)*	43,397	48,822
Warrants (strike price $.01/share, expires 8/27/13) (b)(i)*	30,000	33,450
Chesapeake PERL, Inc.:
Series A-2, Preferred (b)(i)*	240,000	28,800
Series A-2, Preferred Warrants (strike price $1.25/share,
expires 12/27/10) (b)(i)*	45,000	-
Cylex, Inc.:
Common Stock (b)(i)*	285,706	-
Series B, Preferred (b)(i)*	1,134,830	-
Series C-1, Preferred (b)(i)*	2,542,915	830,742
Digital Directions International, Inc. (a)(b)(i)*	354,389	531,583
Envisionier Medical Technologies, Inc., Warrants
(strike price $.50/share, expires 8/6/20) (b)(i)*	50,000	-
Global Resource Options, Inc.:
Series A, Preferred (a)(b)(i)*	750,000	2,518,275
Series B, Preferred (a)(b)(i)*	244,371	820,525
Series C, Preferred (a)(b)(i)*	297,823	1,000,000
Marrone Bio Innovations, Inc.:
Series A, Preferred (b)(i)*	240,761	407,853
Series B, Preferred (b)(i)*	181,244	307,030
NeoDiagnostix, Inc.:
Series AE, Convertible Preferred Contingent Deferred
Distribution (b)(i)*	300,000	50,578
Series AE, Convertible Preferred Warrants Contingent Deferred
Distribution (b)(i)*	600,000	-
Series B, Preferred Stock Contingent Deferred Distribution (b)(i)*	179,723	235,485
New Day Farms, Inc., Series B, Preferred (a)(b)(i)*	4,547,804	72,037
Sword Diagnostics, Series B, Preferred (b)(i)*	640,697	250,000
		7,135,180

Total Equity Securities (Cost $1,062,385,285)		1,276,121,640

	Adjusted
Limited Partnership Interest - 0.1%	Basis	Value
Blackstone Cleantech Venture Partners (b)(i)*	$110,000	$110,000
China Environment Fund 2004 (b)(i)*	-	185,968
Core Innovations Capital I (b)(i)*	52,343	23,117
Impact Ventures II (b)(i)*	313,326	274,102
New Markets Venture Partners II (b)(i)*	125,000	123,370
SEAF India International Growth Fund (b)(i)*	481,432	388,137
Sustainable Jobs Fund II (b)(i)*	525,000	514,045

Total Limited Partnership Interest (Cost $1,607,100)		1,618,739

	Principal
High Social Impact Investments - 0.5%	Amount
Calvert Social Investment Foundation Notes, 1.17%, 7/1/12 (b)(i)(r)	7,083,877	6,846,496

Total High Social Impact Investments (Cost $7,083,877)		6,846,496

Venture Capital Debt Obligations - 0.1%
Envisionier Medical Technologies, Inc.:
Series A, 7.00%, 1/15/11 (b)(i)	200,000	200,000
Series B, 7.00%, 1/15/11 (b)(i)	100,000	100,000
Global Resource Options, Inc. Bridge Note,
STEP, 30.00%, 2/5/12 (b)(i)(r)	200,000	200,000
New Day Farms, Inc. Participation Interest Note, 9.00%, 9/1/12 (b)(i)	6,225	6,225
Sword Diagnostics Convertible Bridge Note, 10.00%, 9/30/10 (b)(i)	25,000	25,000

Total Venture Capital Debt Obligations (Cost $531,225)		531,225

U.S. Government Agencies and Instrumentalities - 2.9%
Federal Home Loan Bank Discount Notes, 10/1/10	38,500,000	38,500,000

Total U.S. Government Agencies
and Instrumentalities (Cost $38,500,000)		38,500,000

TOTAL INVESTMENTS (Cost $1,110,107,487) - 99.9%		1,323,618,100
Other assets and liabilities, net - 0.1%		1,071,738
Net Assets - 100%		$1,324,689,838

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 30,117,815 shares outstanding		$833,837,726
Class B: 1,261,664 shares outstanding		27,233,428
Class C: 3,746,387 shares outstanding		93,578,728
Class I: 5,728,772 shares outstanding		169,615,859
Class Y: 360,263 shares outstanding		11,166,623
Accumulated net realized gain (loss) on investments		(24,253,139)
Net unrealized appreciation (depreciation) on investments		213,510,613

Net Assets		$1,324,689,838

Net Asset Value Per Share
Class A (based on net assets of $980,604,932)		$32.56
Class B (based on net assets of $35,760,711)		$28.34
Class C (based on net assets of $97,960,688)		$26.15
Class I (based on net assets of $198,552,764)		$34.66
Class Y (based on net assets of $11,810,743)		$32.78

See notes to financial statements.

Enhanced Equity PORTFOLIO

statement of net assets

september 30, 2010

Equity Securities - 99.4%	Shares	Value
Auto Components - 0.5%
Autoliv, Inc.	5,912	$386,231

Biotechnology - 2.5%
Amgen, Inc.*	32,765	1,805,679

Capital Markets - 1.0%
Goldman Sachs Group, Inc.	237	34,265
State Street Corp.	19,030	716,670
		750,935

Commercial Services & Supplies - 0.4%
United Stationers, Inc.*	5,113	273,597

Communications Equipment - 0.9%
Harris Corp.	7,071	313,175
InterDigital, Inc.*	10,578	313,214
		626,389

Computers & Peripherals - 5.3%
Apple, Inc.*	11,723	3,326,401
Dell, Inc.*	45,606	591,054
		3,917,455

Construction & Engineering - 0.3%
EMCOR Group, Inc.*	7,555	185,777

Consumer Finance - 2.2%
American Express Co.	34,697	1,458,315
Capital One Financial Corp.	4,668	184,619
		1,642,934

Containers & Packaging - 0.4%
Sealed Air Corp.	13,767	309,482

Diversified Consumer Services - 0.4%
DeVry, Inc.	5,544	272,820

Diversified Financial Services - 6.4%
Bank of America Corp.	174,314	2,285,256
JPMorgan Chase & Co.	64,224	2,445,008
		4,730,264

Diversified Telecommunication Services - 3.7%
AT&T, Inc.	95,955	2,744,313

Equity Securities - Cont’d	Shares	Value
Electric Utilities - 0.5%
IDACORP, Inc.	8,046	$289,012
Portland General Electric Co.	4,168	84,527
		373,539

Electrical Equipment - 3.7%
Emerson Electric Co.	33,764	1,778,012
Regal-Beloit Corp.	4,513	264,868
Roper Industries, Inc.	5,348	348,583
Thomas & Betts Corp.*	8,129	333,451
		2,724,914

Electronic Equipment & Instruments - 0.5%
Anixter International, Inc.*	6,224	336,034

Energy Equipment & Services - 1.9%
Bristow Group, Inc.*	8,804	317,648
Exterran Holdings, Inc.*	7,045	159,992
SEACOR Holdings, Inc.*	3,924	334,168
Tidewater, Inc.	7,379	330,653
Unit Corp.*	7,058	263,193
		1,405,654

Food & Staples Retailing - 5.3%
Costco Wholesale Corp.	28,313	1,825,905
CVS Caremark Corp.	54,829	1,725,469
Walgreen Co.	11,528	386,188
		3,937,562

Gas Utilities - 2.5%
Atmos Energy Corp.	10,240	299,520
Energen Corp.	6,578	300,746
Nicor, Inc.	6,576	301,312
Oneok, Inc.	6,768	304,831
Questar Corp.	18,096	317,223
Southwest Gas Corp.	8,990	301,974
		1,825,606

Health Care Equipment & Supplies - 0.3%
Integra LifeSciences Holdings Corp.*	5,591	220,621

Health Care Providers & Services - 3.9%
Cardinal Health, Inc.	1,197	39,549
CIGNA Corp.	10,840	387,855
Coventry Health Care, Inc.*	1,868	40,218
Express Scripts, Inc.*	19,474	948,384
Magellan Health Services, Inc.*	1,338	63,207
McKesson Corp.	22,217	1,372,566
		2,851,779

Hotels, Restaurants & Leisure - 0.1%
Starbucks Corp.	3,856	98,636

Equity Securities - Cont’d	Shares	Value
Household Products - 2.1%
Church & Dwight Co., Inc.	634	$41,172
Colgate-Palmolive Co.	19,784	1,520,598
		1,561,770

Industrial Conglomerates - 1.5%
Carlisle Co.’s, Inc.	8,042	240,858
Koninklijke Philips Electronics NV, NY Shares	28,536	893,747
		1,134,605

Insurance - 4.9%
Aflac, Inc.	2,218	114,693
American Financial Group, Inc.	10,214	312,344
Endurance Specialty Holdings Ltd.	5,343	212,651
Prudential Financial, Inc.	13,149	712,413
Travelers Co.’s, Inc.	30,577	1,593,062
Unitrin, Inc.	11,277	275,046
XL Group plc	18,271	395,750
		3,615,959

IT Services - 3.1%
Computer Sciences Corp.	7,066	325,036
DST Systems, Inc.	7,650	343,026
Visa, Inc.	22,030	1,635,948
		2,304,010

Leisure Equipment & Products - 0.1%
Polaris Industries, Inc.	1,645	107,090

Machinery - 6.4%
Barnes Group, Inc.	3,375	59,366
Danaher Corp.	39,422	1,600,927
Deere & Co.	24,802	1,730,684
Eaton Corp.	4,644	383,084
Snap-on, Inc.	3,200	148,832
SPX Corp.	2,625	166,110
Valmont Industries, Inc.	3,915	283,446
Watts Water Technologies, Inc.	9,276	315,848
		4,688,297

Marine - 0.4%
Alexander & Baldwin, Inc.	8,990	313,212

Media - 6.2%
DIRECTV*	44,046	1,833,635
Scholastic Corp.	3,414	94,977
Time Warner Cable, Inc.	17,636	952,168
Time Warner, Inc.	53,820	1,649,583
		4,530,363

Metals & Mining - 0.2%
Reliance Steel & Aluminum Co.	1,906	79,156
Worthington Industries, Inc.	3,134	47,104
		126,260

Equity Securities - Cont’d	Shares	Value
Multiline Retail - 2.7%
Dollar Tree, Inc.*	4,791	$233,609
Target Corp.	32,190	1,720,234
		1,953,843

Multi-Utilities - 1.5%
Consolidated Edison, Inc.	3,368	162,405
Integrys Energy Group, Inc.	6,470	336,828
MDU Resources Group, Inc.	13,833	275,969
NiSource, Inc.	19,265	335,211
		1,110,413

Oil, Gas & Consumable Fuels - 5.3%
Bill Barrett Corp.*	8,906	320,616
Cenovus Energy, Inc.	47,597	1,369,366
Cimarex Energy Co.	2,446	161,876
EnCana Corp.	42,877	1,296,172
Mariner Energy, Inc.*	1,238	29,997
Southern Union Co.	13,382	321,971
Teekay Corp.	10,338	276,335
World Fuel Services Corp.	6,114	159,025
		3,935,358

Paper & Forest Products - 0.4%
MeadWestvaco Corp.	13,162	320,890

Pharmaceuticals - 8.1%
Bristol-Myers Squibb Co.	66,931	1,814,499
GlaxoSmithKline plc (ADR)	36,980	1,461,450
Johnson & Johnson	43,683	2,706,599
		5,982,548

Road & Rail - 0.2%
Ryder System, Inc.	4,025	172,149

Semiconductors & Semiconductor Equipment - 4.5%
Intel Corp.	103,673	1,993,632
Texas Instruments, Inc.	47,810	1,297,563
		3,291,195

Software - 3.6%
Microsoft Corp.	108,987	2,669,092

Specialty Retail - 3.1%
Advance Auto Parts, Inc.	5,899	346,153
Home Depot, Inc.	61,312	1,942,364
		2,288,517

Textiles, Apparel & Luxury Goods - 0.6%
Fossil, Inc.*	7,800	419,562

Thrifts & Mortgage Finance - 0.3%
Northwest Bancshares, Inc.	21,060	235,661

Equity Securities - Cont’d	Shares	Value
Trading Companies & Distributors - 1.1%
Applied Industrial Technologies, Inc.	10,276	$314,446
W.W. Grainger, Inc.	3,019	359,593
WESCO International, Inc.*	3,409	133,940
		807,979

Wireless Telecommunication Services - 0.4%
Telephone & Data Systems, Inc.	9,143	299,890

Total Equity Securities (Cost $68,213,362)		73,288,884

TOTAL INVESTMENTS (Cost $68,213,362) - 99.4%		73,288,884
Other assets and liabilities, net - 0.6%		424,128
Net Assets - 100%		$73,713,012

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 2,300,651 shares outstanding		$40,150,913
Class B: 171,671 shares outstanding		2,722,468
Class C: 458,064 shares outstanding		7,839,793
Class I: 1,995,775 shares outstanding		35,794,591
Undistributed net investment income		310,294
Accumulated net realized gain (loss) on investments		(18,180,557)
Net unrealized appreciation (depreciation) on investments and
assets and liabilities denominated in foreign currencies		5,075,510

Net Assets		$73,713,012

Net Asset Value Per Share
Class A (based on net assets of $34,562,998)		$15.02
Class B (based on net assets of $2,328,822)		$13.57
Class C (based on net assets of $6,296,971)		$13.75
Class I (based on net assets of $30,524,221)		$15.29

See notes to financial statements.

NOtes to statements of net assets

(a)     Affiliated company.

(b)    This security was valued by the Board of Trustees. See Note A.

(c)     Colson Services Corporation is the collection and transfer agent for certain U.S. Government guaranteed variable rate loans. Each depository receipt pertains to a set, grouped by interest rate, of these loans.

(e)     Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(f)      Maryland State Economic Development Corp. Revenue Bonds Series B and C were issued in exchange for 3,750,000 par Maryland State Economic Development Corp. Revenue Bonds due 10/1/19 that were previously held by the Balanced Portfolio. Series B is not accruing interest.

(h)     Represents rate in effect at September 30, 2010, after regularly scheduled adjustments on such date. Interest rates adjust generally at the beginning of the month, calendar quarter, or semiannually based on prime plus contracted adjustments. As of September 30, 2010, the prime rate was 3.25%.

(i)      Restricted securities represent 3.3% of the net assets for Balanced Portfolio, 0.3% for Bond Portfolio, and 1.2% for Equity Portfolio.

(j)      KDM Development Corp. Note has been restructured from an original maturity date of December 31, 2007.

(m)    The Illinois Insurance Department prohibited Lumbermens from making interest payments. This security is no longer accruing interest.

(n)     The Illinois Insurance Department prohibited Lumbermens from making interest payments. This TIERS security is based on interest payments from Lumbermens. This security is no longer accruing interest.

(p)     The State of New York Insurance Department has prohibited Atlantic Mutual Insurance Co. from making interest payments. This security is no longer accruing interest.

(r)     The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(s)     5,500 shares of Oneok, Inc. held by the Balanced Portfolio have been soft segregated in order to cover outstanding commitments to certain limited partnership investments within the Portfolio. There are no restrictions on the trading of this security.

(t)      125,000 shares of Procter & Gamble Co. held by the Equity Portfolio have been soft segregated in order to cover outstanding commitments to certain limited partnership investments within the Portfolio. There are no restrictions on the trading of this security.

(w)    Security is in default and is no longer accruing interest.

(x)     Alliance Bancorp and its affiliates filed for Chapter 7 bankruptcy on July 13, 2007.  This security is no longer accruing interest.

(y)     The government of Iceland took control of Glitnir Banki HF and Kaupthing Bank HF (the “Banks”) on October 8, 2008 and October 9, 2008, respectively. The government has prohibited the Banks from paying any claims owed to foreign entities. As of October 9, 2008, these securities are no longer accruing interest.

* Non-income producing security.

Explanation of Guarantees:

C/LOC: Confirming Letter of Credit

LOC: Letter of Credit

Abbreviations:

ADR: American Depositary Receipt

COPs: Certificates of Participation

FCB: Farm Credit Bank

FHLB: Federal Home Loan Bank

FSB: Federal Savings Bank

GO: General Obligation

IDA: Industrial Development Authority

LLC: Limited Liability Corporation

LP: Limited Partnership

MFH: Multi-Family Housing

PO: Pension Obligation

REIT: Real Estate Investment Trust

STEP: Stepped coupon bond for which the coupon rate of interest will adjust on specified future date(s)

ULC: Unlimited Liability Corporation

Balanced Portfolio
Restricted Securities	Acquisition Dates	Cost
Access Bank plc, 8.477%, 8/29/12	8/29/07	$500,000
Agraquest, Inc.:
Series B, Preferred	2/26/97	200,001
Series C, Preferred	3/11/98	200,000
Series H, Preferred	5/25/05 - 1/11/07	316,894
Angels With Attitude I LLC, LP	8/28/00 - 4/30/03	200,000
Calvert Social Investment Foundation Notes,
1.17%, 7/1/13	7/1/10	4,266,666
CFBanc Corp.	3/14/03	270,000
Coastal Venture Partners LP	6/7/96 - 6/22/00	103,561
Common Capital LP	2/15/01 - 4/29/08	445,606
Consensus Orthopedics, Inc.:
Common Stock	2/10/06	504,331
Series A-1, Preferred	8/19/05	4,417
Series B, Preferred	2/10/06	139,576
Series C, Preferred	2/10/06	120,342
Environmental Private Equity Fund II, Liquidating
Trust	4/26/07	6,666
First Analysis Private Equity Fund IV LP	2/25/02 - 6/15/10	563,131
GEEMF Partners LP	2/28/97	-
Global Environment Emerging Markets Fund LP	1/14/94 - 12/1/95	-
Infrastructure and Environmental Private Equity
Fund III LP	4/16/97- 2/12/01	315,224
KDM Development Corp., 6.00%, 6/30/19	6/30/09	600,000
Labrador Ventures III LP	8/11/98 - 4/2/01	360,875
Labrador Ventures IV LP	12/14/99 - 8/27/07	900,510
Neighborhood Bancorp	6/25/97	100,000
New Markets Growth Fund LLC, LP	1/8/03 - 7/18/07	225,646
Plethora Technology, Inc.:
Common Warrants (strike price $0.01/share,
expires 4/29/15)	5/19/05	75,360
Series A, Preferred	4/29/05 - 5/13/05	701,835
Series A, Preferred Warrants (strike price $0.85/share,
expires 6/9/13)	6/8/06	-
Series A, Preferred Warrants (strike price $0.85/share,
expires 9/6/13)	11/3/06	-
12.00%, 12/31/06	6/8/06	150,000
Rose Smart Growth Investment Fund, 6.545%, 4/1/21	4/10/06	1,000,000
Seventh Generation, Inc.	4/12/00 - 5/6/03	230,500
SmarThinking, Inc.:
Series 1-A, Convertible Preferred	4/22/03 - 5/27/05	159,398
Series 1-B, Convertible Preferred	6/10/03	250,000
Series 1-B, Preferred Warrants (strike price $0.01/share,
expires 5/31/15)	5/27/05	-
Series 1-B, Preferred Warrants (strike price $1.53/share,
expires 6/1/15)	9/19/00	-
Solstice Capital LP	6/26/01 - 6/17/08	340,303
Venture Strategy Partners LP	8/21/98 - 2/26/03	188,182
Wild Planet Entertainment, Inc.:
Series B, Preferred	7/12/94	200,000
Series E, Preferred	4/9/98	180,725
Wind Harvest Co., Inc.	5/16/94	100,000

Equity Portfolio
Restricted Securities	Acquisition Dates	Cost
20/20 Gene Systems, Inc.:
Common Stock	8/1/08	$151,890
Warrants (strike price $.01/share, expires 8/27/13)	8/29/03	14,700
Blackstone Cleantech Venture Partners LP	7/29/10	110,000
Calvert Social Investment Foundation Notes, 1.17%, 7/1/12	7/1/09 - 7/1/10	7,083,877
Chesapeake PERL, Inc.:
Series A-2, Preferred	7/30/04 - 9/8/06	300,000
Series A-2, Preferred Warrants (strike price $1.25/share,
expires 12/27/10)	12/22/06	-
China Environment Fund 2004 LP	9/15/05 - 4/1/09	-
Core Innovations Capital I LP	8/11/10	52,343
Cylex, Inc.:
Common Stock	11/22/06	16,382
Series B, Preferred	11/30/06	547,525
Series C-1, Preferred	11/30/06	471,342
Digital Directions International, Inc.	7/2/08 - 7/15/09	683,778
Envisionier Medical Technologies, Inc.:
Warrants (strike price $.50/share, expires 8/6/20)	8/6/10	-
Series A, 7.00%, 1/15/11	12/14/09	200,000
Series B, 7.00%, 1/15/11	8/5/10	100,000
Global Resource Options, Inc.:
Bridge Note, STEP, 30.00%, 2/5/12	8/5/10	200,000
Series A, Preferred	9/18/06	750,000
Series B, Preferred	12/5/07	750,000
Series C, Preferred	2/13/09	1,000,000
Impact Ventures II LP	9/8/10	313,326
Marrone Bio Innovations, Inc.:
Series A, Preferred	4/25/07	200,000
Series B, Preferred	8/28/08	280,000
NeoDiagnostix, Inc.:
Series AE, Convertible Preferred Contingent Deferred
Distribution	9/9/08	-
Series AE, Convertible Preferred Warrants Contingent
Deferred Distribution	9/23/08 - 9/18/09	-
Series B, Preferred Stock Contingent Deferred Distribution	7/31/09	-
New Day Farms, Inc.:
Participation Interest Note, 9.00%, 9/1/12	11/25/09	6,225
Series B, Preferred	3/12/09	500,000
New Markets Venture Partners II LP	7/21/08 - 10/14/09	125,000
SEAF India International Growth Fund LP	3/22/05 - 5/24/10	481,432
Sustainable Jobs Fund II LP	2/14/06 - 12/8/09	525,000
Sword Diagnostics:
Convertible Bridge Note, 10.00%, 9/30/10	10/29/09	25,000
Series B, Preferred	12/26/06	250,000

Bond Portfolio
Restricted Securities	Acquisition Dates	Cost
Calvert Social Investment Foundation Notes, 1.17%, 7/1/12	07/01/09	$3,087,392

See notes to financial statements.

Statements of Operations
year ended september 30, 2010

	Money
	Market	Balanced	Bond
Net Investment Income	Portfolio	Portfolio	Portfolio
Investment Income:
Interest income	$858,082	$7,017,125	$32,370,248
Dividend income	—	3,407,749	122,427
Total investment income	858,082	10,424,874	32,492,675
Expenses:
Investment advisory fee	467,517	1,915,171	3,020,969
Transfer agency fees and expenses	352,485	886,657	1,461,886
Administrative fees	311,678	1,235,328	2,194,578
Distribution Plan expenses:
Class A	—	953,815	1,191,908
Class B	—	133,582	102,341
Class C	—	231,445	548,760
Trustees’ fees and expenses	18,038	56,835	105,122
Custodian fees	28,928	116,369	124,228
Registration fees	17,826	48,414	67,271
Reports to shareholders	44,421	166,581	184,589
Professional fees	30,122	48,857	72,378
Miscellaneous	23,147	101,070	42,935
Total expenses	1,294,162	5,894,124	9,116,965
Reimbursement from Advisor:
Class O	(444,332)	—	—
Class I	—	(9,674)	—
Class Y	—	—	(3,921)
Fees paid indirectly	(6,123)	(1,003)	(2,118)
Net expenses	843,707	5,883,447	9,110,926

Net Investment Income	14,375	4,541,427	23,381,749

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	205	3,182,173	(1,963,206)
Futures	—	236,093	7,112,175
	205	3,418,266	5,148,969

Change in unrealized appreciation (depreciation) on:
Investments	—	31,127,585	43,385,687
Futures	—	(276,204)	(200,951)
	—	30,851,381	43,184,736

Net Realized and Unrealized
Gain (Loss)	205	34,269,647	48,333,705

Increase (Decrease) in Net Assets
Resulting From Operations	$14,580	$38,811,074	$71,715,454

See notes to financial statements.

Statement of operations
year ended september 30, 2010

		Enhanced
	Equity	Equity
Net Investment Income	Portfolio	Portfolio
Investment Income:
Interest income	$210,254	—
Dividend income (net of foreign taxes withheld of
$238,625 and $11,170, respectively)	13,126,732	$1,320,081
Total investment income	13,336,986	1,320,081
Expenses:
Investment advisory fee	6,107,441	428,064
Transfer agency fees and expenses	2,172,608	135,044
Administrative fees	2,264,294	92,724
Distribution Plan expenses:
Class A	2,264,288	85,584
Class B	411,490	25,962
Class C	923,865	59,311
Trustees’ fees and expenses	152,902	8,645
Custodian fees	108,251	51,950
Registration fees	70,112	42,134
Reports to shareholders	378,431	24,773
Professional fees	92,785	22,452
Miscellaneous	111,767	8,002
Total expenses	15,058,234	984,645
Reimbursement from Advisor:
Class B	—	(438)
Class I	—	(919)
Class Y	(6,281)	—
Fees waived	—	(71,344)
Fees paid indirectly	(1,977)	(476)
Net expenses	15,049,976	911,468

Net Investment Income (Loss)	(1,712,990)	408,613

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	42,454,473	11,379,935
Foreign currency transactions	1,784	499
	42,456,257	11,380,434

Change in unrealized appreciation (depreciation) on:
Investments	91,189,722	(4,356,267)
Assets and liabilities denominated in foreign currencies	—	(19)
	91,189,722	(4,356,286)

Net Realized and Unrealized
Gain (Loss)	133,645,979	7,024,148

Increase (Decrease) in Net Assets
Resulting From Operations	$131,932,989	$7,432,761

See notes to financial statements.

Money Market Portfolio

Statements of Changes in Net Assets

	Year Ended	Year Ended
.	September 30,	September 30,
Increase (Decrease) in Net Assets	2010	2009
Operations:
Net investment income	$14,375	$2,198,764
Net realized gain (loss)	205	1,748

Increase (Decrease) in Net Assets
Resulting From Operations	14,580	2,200,512

Distributions to shareholders from:
Net investment income	(12,743)	(2,209,584)

Capital share transactions:
Shares sold	80,538,541	143,308,714
Reinvestment of distributions	12,239	2,184,286
Shares redeemed	(105,462,303)	(162,310,184)
Total capital share transactions	(24,911,523)	(16,817,184)

Total Increase (Decrease) in Net Assets	(24,909,686)	(16,826,256)

Net Assets
Beginning of year	169,484,721	186,310,977
End of year (including undistributed net investment
income of $6,532 and $6,338, respectively)	$144,575,035	$169,484,721

Capital Share Activity
Shares sold	80,538,541	143,308,597
Reinvestment of distributions	12,239	2,184,286
Shares redeemed	(105,462,303)	(162,310,184)
Total capital share activity	(24,911,523)	(16,817,301)

See notes to financial statements.

Balanced Portfolio

Statements of Changes in Net Assets

	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets	2010	2009
Operations:
Net investment income	$4,541,427	$7,183,768
Net realized gain (loss)	3,418,266	(44,854,127)
Change in unrealized appreciation (depreciation)	30,851,381	22,671,456

Increase (Decrease) in Net Assets
Resulting From Operations	38,811,074	(14,998,903)

Distributions to shareholders from:
Net investment income:
Class A shares	(4,302,238)	(6,435,679)
Class B shares	(5,742)	(100,535)
Class C shares	(34,236)	(167,297)
Class I shares	(41,239)	(117,020)
Net realized gain:
Class A shares	—	(1,818)
Class B shares	—	(74)
Class C shares	—	(102)
Class I shares	—	(24)
Total distributions	(4,383,455)	(6,822,549)

Capital share transactions:
Shares sold:
Class A shares	24,938,191	31,489,134
Class B shares	591,238	1,114,303
Class C shares	3,864,650	2,667,803
Class I shares	642,851	574,607
Reinvestment of distributions:
Class A shares	3,996,487	5,977,652
Class B shares	5,386	93,329
Class C shares	27,038	132,222
Class I shares	41,239	117,043
Redemption fees:
Class A shares	769	4,510
Class B shares	26	2
Class C shares	1,349	159
Shares redeemed:
Class A shares	(45,467,417)	(47,762,495)
Class B shares	(3,795,452)	(3,749,982)
Class C shares	(3,187,392)	(4,341,876)
Class I shares	(5,330,006)	(517,418)
Total capital share transactions	(23,671,043)	(14,201,007)

Total Increase (Decrease) in Net Assets	10,756,576	(36,022,459)

See notes to financial statements.

Balanced Portfolio
Statements of Changes in Net Assets

	Year Ended	Year Ended
	September 30,	September 30,
Net Assets	2010	2009
Beginning of year	$446,520,513	$482,542,972
End of year (including net investment loss
and distribution in excess of net investment
income of $194,291 and $102,499, respectively)	$457,277,089	$446,520,513

Capital Share Activity
Shares sold:
Class A shares	991,044	1,496,785
Class B shares	23,815	53,745
Class C shares	156,496	129,117
Class I shares	25,419	26,977
Reinvestment of distributions:
Class A shares	157,724	285,304
Class B shares	215	4,591
Class C shares	1,081	6,531
Class I shares	1,625	5,507
Shares redeemed:
Class A shares	(1,823,048)	(2,279,306)
Class B shares	(152,605)	(180,674)
Class C shares	(129,681)	(212,703)
Class I shares	(211,414)	(23,886)
Total capital share activity	(959,329)	(688,012)

See notes to financial statements.

Bond Portfolio

Statements of Changes in Net Assets

	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets	2010	2009
Operations:
Net investment income	$23,381,749	$30,996,130
Net realized gain (loss)	5,148,969	550,184
Change in unrealized appreciation (depreciation)	43,184,736	15,101,660
Increase (Decrease) in Net Assets
Resulting From Operations	71,715,454	46,647,974

Distributions to shareholders from:
Net investment income:
Class A shares	(14,703,920)	(20,267,907)
Class B shares	(146,269)	(378,342)
Class C shares	(927,336)	(1,474,714)
Class I shares	(6,088,354)	(7,435,081)
Class Y shares	(123,441)	(8,946)
Net realized gain:
Class A shares	(3,994,598)	(10,367,445)
Class B shares	(75,873)	(289,630)
Class C shares	(374,363)	(931,637)
Class I shares	(1,230,879)	(3,317,155)
Class Y shares	(5,876)	(19)
Total distributions	(27,670,909)	(44,470,876)

Capital share transactions:
Shares sold:
Class A shares	129,934,154	171,888,010
Class B shares	1,321,263	2,894,961
Class C shares	10,659,183	17,219,472
Class I shares	47,920,402	50,077,002
Class Y shares	14,681,870	695,570
Reinvestment of distributions:
Class A shares	16,008,978	25,940,131
Class B shares	170,374	547,377
Class C shares	865,475	1,603,277
Class I shares	6,434,493	10,247,517
Class Y shares	36,930	8,965
Redemption fees:
Class A shares	9,738	47,364
Class B shares	99	1,012
Class C shares	373	1,807
Class I shares	212	443
Class Y shares	109	77

Bond Portfolio

Statements of Changes in Net Assets

	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets - (Cont’d)	2010	2009
Capital share transactions (cont’d):
Shares redeemed:
Class A shares	($183,645,764)	($209,957,908)
Class B shares	(5,010,050)	(8,656,346)
Class C shares	(16,578,803)	(15,649,349)
Class I shares	(38,550,449)	(80,502,751)
Class Y shares	(1,414,594)	(120,849)
Total capital share transactions	(17,156,007)	(33,714,218)

Total Increase (Decrease) In Net Assets	26,888,538	(31,537,120)

Net Assets
Beginning of year	857,575,003	889,112,123
End of year (including undistributed net investment
income of $23,109 and $9,899, respectively)	$884,463,541	$857,575,003

Capital Share Activity
Shares sold:
Class A shares	8,382,972	11,973,561
Class B shares	86,060	203,718
Class C shares	691,903	1,210,768
Class I shares	3,090,548	3,469,159
Class Y shares	937,054	48,710
Reinvestment of distributions:
Class A shares	1,036,260	1,821,375
Class B shares	11,133	38,810
Class C shares	56,449	113,380
Class I shares	415,560	719,024
Class Y shares	2,370	612
Shares redeemed:
Class A shares	(11,854,783)	(14,640,040)
Class B shares	(326,079)	(605,901)
Class C shares	(1,077,318)	(1,095,584)
Class I shares	(2,487,778)	(5,599,150)
Class Y shares	(89,079)	(8,174)
Total capital share activity	(1,124,728)	(2,349,732)

See notes to financial statements.

Equity Portfolio

Statements of Changes in Net Assets

	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets	2010	2009
Operations:
Net investment income (loss)	($1,712,990)	$1,728,924
Net realized gain (loss)	42,456,257	(63,486,809)
Change in unrealized appreciation (depreciation)	91,189,722	30,189,108

Increase (Decrease) in Net Assets
Resulting From Operations	131,932,989	(31,568,777)

Distributions to shareholders from:
Net investment income:
Class A shares	(1,020,319)	(47,880,999)
Class B shares	—	(3,688,194)
Class C shares	—	(6,666,547)
Class I shares	(584,901)	(6,897,440)
Class Y shares	(265)	(70)
Total distributions	(1,605,485)	(65,133,250)

Capital share transactions:
Shares sold:
Class A shares	199,788,671	176,902,110
Class B shares	1,662,605	4,509,912
Class C shares	14,998,567	11,881,206
Class I shares	60,197,166	55,596,023
Class Y shares	11,277,799	423,927
Reinvestment of distributions:
Class A shares	923,360	44,035,145
Class B shares	—	3,242,846
Class C shares	—	5,066,186
Class I shares	484,505	6,223,867
Class Y shares	203	70
Redemption fees:
Class A shares	12,199	47,999
Class B shares	395	156
Class C shares	498	581
Class I shares	2,790	5,259
Shares redeemed:
Class A shares	(153,933,488)	(145,075,195)
Class B shares	(15,650,762)	(13,241,912)
Class C shares	(13,675,307)	(14,606,408)
Class I shares	(38,465,802)	(20,533,082)
Class Y shares	(537,791)	(11)
Total capital share transactions	67,085,608	114,478,679

Total Increase (Decrease) in Net Assets	197,413,112	17,776,652

See notes to financial statements.

Equity Portfolio
Statements of Changes in Net Assets

	Year Ended	Year Ended
	September 30,	September 30,
Net Assets	2010	2009
Beginning of year	$1,127,276,726	$1,109,500,074
End of year (including undistributed net investment
income of $0 and $1,610,638, respectively)	$1,324,689,838	$1,127,276,726

Capital Share Activity
Shares sold:
Class A shares	6,487,327	7,346,447
Class B shares	61,989	216,564
Class C shares	600,536	610,026
Class I shares	1,846,313	2,142,133
Class Y shares	361,408	16,436
Reinvestment of distributions:
Class A shares	30,195	1,988,043
Class B shares	—	165,536
Class C shares	—	280,986
Class I shares	14,944	266,091
Class Y shares	7	3
Shares redeemed:
Class A shares	(5,017,434)	(6,060,034)
Class B shares	(578,597)	(621,436)
Class C shares	(554,040)	(753,203)
Class I shares	(1,172,079)	(792,956)
Class Y shares	(17,591)	—
Total capital share activity	2,062,978	4,804,636

See notes to financial statements.

Enhanced Equity Portfolio

StatementS of Changes in Net Assets

	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets	2010	2009
Operations:
Net investment income	$408,613	$704,199
Net realized gain (loss)	11,380,434	(24,446,838)
Change in unrealized appreciation (depreciation)	(4,356,286)	17,423,851

Increase (Decrease) in Net Assets
Resulting From Operations	7,432,761	(6,318,788)

Distributions to shareholders from:
Net investment income:
Class A shares	(256,846)	(529,171)
Class C shares	—	(11,155)
Class I shares	(299,926)	(394,153)
Total distributions	(556,772)	(934,479)

Capital share transactions:
Shares sold:
Class A shares	4,472,689	5,672,701
Class B shares	176,386	187,974
Class C shares	976,156	764,606
Class I shares	4,405,062	5,273,039
Reinvestment of distributions:
Class A shares	229,520	474,136
Class C shares	—	8,580
Class I shares	299,925	394,153
Redemption fees:
Class A shares	34	851
Class B shares	—	37
Class C shares	10	229
Shares redeemed:
Class A shares	(6,501,674)	(13,608,953)
Class B shares	(869,688)	(909,697)
Class C shares	(1,008,399)	(1,011,858)
Class I shares	(2,090,962)	(2,587,235)
Total capital share transactions	89,059	(5,341,437)

Total Increase (Decrease) in Net Assets	6,965,048	(12,594,704)

Net Assets
Beginning of year	66,747,964	79,342,668
End of year (including undistributed net investment income
of $310,294 and $464,508, respectively)	$73,713,012	$66,747,964

See notes to financial statements.

enhanced equity portfolio
StatementS of Changes in Net Assets

	Year Ended	Year Ended
	September 30,	September 30,
Capital Share Activity	2010	2009
Shares sold:
Class A shares	307,627	508,554
Class B shares	13,539	18,580
Class C shares	72,886	74,422
Class I shares	298,452	453,894
Reinvestment of distributions:
Class A shares	15,873	44,520
Class C shares	—	873
Class I shares	20,473	36,631
Shares redeemed:
Class A shares	(449,177)	(1,163,191)
Class B shares	(65,770)	(91,012)
Class C shares	(76,752)	(100,418)
Class I shares	(143,163)	(215,188)
Total capital share activity	(6,012)	(432,335)

See notes to financial statements.

Notes to Financial Statements

Note A — Significant Accounting Policies

General: The Calvert Social Investment Fund (the “Fund”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund operates as a series fund with eight separate portfolios, five of which are reported herein: Money Market, Balanced, Bond, Equity, and Enhanced Equity. Money Market, Balanced, Equity and Enhanced Equity are registered as diversified portfolios. Bond is registered as a non-diversified portfolio. The operations of each series is accounted for separately. Money Market Class O shares are sold without a sales charge. Balanced, Bond, Equity, and Enhanced Equity have Class A, Class B, Class C, and Class I shares. Effective October 31, 2008, Bond and Equity began to offer Class Y shares. Class A shares are sold with a maximum front-end sales charge of 4.75% (3.75% for Bond). Class B shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge at the time of redemption, depending on how long investors have owned the shares. Effective March 1, 2010, Class B shares are no longer offered for purchase, except through reinvestment of dividends and/or distributions and through certain exchanges. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class B and Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries that have entered into an agreement with the Fund’s Distributor to offer Class Y shares.  Class Y shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges and (c) class-specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Short-term notes are stated at amortized cost, which approximates fair value. Municipal securities are valued utilizing a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the Fund’s net asset value is determined, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account.  All securities held by Money Market are valued at amortized cost which approximates fair value in accordance with Rule 2a-7 of the Investment Company Act of 1940. The Fund may invest in securities whose resale is subject to restrictions. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Trustees.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

The following securities were fair valued in good faith under the direction of the Board of Trustees as of September 30, 2010:

.	% of
	Total Investments	Net Assets
Balanced	$27,062,996	5.9%
Bond	54,792,834	6.2%
Equity	16,131,640	1.2%

The Fund utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940.  Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period.  For additional information on the Fund’s policy regarding valuation of investments, please refer to the Fund’s most recent prospectus.

The following is a summary of the inputs used to value the Fund’s net assets as of September 30, 2010:

Money Market	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
U.S. government obligations	-	$24,085,203	-	$24,085,203
Other debt obligations	-	200,195	-	200,195
Commercial paper	-	4,500,000	-	4,500,000
Variable rate demand notes	-	114,717,000	-	114,717,000
TOTAL	-	$143,502,398	-	$143,502,398

Balanced	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Equity securities*	$277,042,666	-	$7,866,502	$284,909,168
Limited partnership interest	-	-	2,577,127	2,577,127
Asset backed securities	-	$7,443,429	-	7,443,429
Collateralized mortgage- backed obligations	-	3,542,863	-	3,542,863
Commercial mortgage-backed securities	-	1,689,385	-	1,689,385
Corporate debt	-	77,265,367	3,301,453	80,566,820
Municipal obligations	-	24,875,087	-	24,875,087
U.S. government obligations	-	41,606,658	-	41,606,658
Other debt obligations	-	-	6,196,633	6,196,633

TOTAL	$277,042,666	$156,422,789	$19,941,715	$453,407,170
Other financial instruments**	($366,641)	-	-	($366,641)

* For further breakdown of equity securities by industry, please refer to the Statement of Net Assets.

** Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, which are valued at the unrealized appreciation/ depreciation on the instrument.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

		Limited
	Equity	Partnership
	Securities	Interest
Balance as of 9/30/09	$7,978,655	$2,909,106
Accrued discounts/premiums	-	-
Realized gain (loss)	(500,014)	(867,581)
Change in unrealized appreciation (depreciation)	856,082	787,122
Net purchases (sales)	(468,221)	(251,520)
Transfers in and/or out of Level 3[1]	-	-
Balance as of 9/30/10	$7,866,502	$2,577,127

	Commercial
	Mortgage-Backed	Corporate
	Securities	Debt
Balance as of 9/30/09	$1,577,000	$14,476,507
Accrued discounts/premiums	250	428,309
Realized gain (loss)	-	(1,134,117)
Change in unrealized appreciation (depreciation)	112,135	2,217,827
Net purchases (sales)	-	(5,256,261)
Transfers in and/or out of Level 3[1]	(1,689,385)[2]	(7,430,812)[2]
Balance as of 9/30/10	$ -	$3,301,453

	U.S. Government	Other Debt
	Obligations	Obligations
Balance as of 9/30/09	$2,268,000	$7,239,910
Accrued discounts/premiums	792	-
Realized gain (loss)	(110,000)	(380,177)
Change in unrealized appreciation (depreciation)	608,349	421,100
Net purchases (sales)	(390,000)	(1,084,200)
Transfers in and/or out of Level 3[1]	(2,377,141)[2]	-
Balance as of 9/30/10	$-	$6,196,633

		Total
Balance as of 9/30/09		$36,449,178
Accrued discounts/premiums		429,351
Realized gain (loss)		(2,991,889)
Change in unrealized appreciation (depreciation)		5,002,615
Net purchases (sales)		(7,450,202)
Transfers in and/or out of Level 3[1]		(11,497,338)
Balance as of 9/30/10		$19,941,715

1 The Fund’s policy is to recognize transfers into and transfers out of Level 3 as of the end of the reporting period.

2 Transferred from Level 3 to Level 2 because observable inputs were obtained for the securities.

For the year ended September 30, 2010, total change in unrealized gain (loss) on Level 3 securities included in the change in net assets was $4,992,170.  Total unrealized gain (loss) for all securities (including Level 1 and Level 2) can be found on the accompanying Statement of Operations.

Bond	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Equity securities	$1,292,032	-	$1,675,000	$2,967,032
Asset backed securities	-	$34,171,368	-	34,171,368
Collateralized mortgage-backed obligations	-	30,521,141	-	30,521,141
Commercial mortgage-backed securities	-	11,254,323	-	11,254,323
Corporate debt	-	415,243,718	9,983,249	425,226,967
Municipal obligations	-	112,381,621	-	112,381,621
U.S. government obligations	-	251,976,200	-	251,976,200
Other debt obligations	-	-	2,983,933	2,983,933
TOTAL	$1,292,032	$855,548,371	$14,642,182**	$871,482,585
Other financial instruments*	$136,947	-	-	$136,947

* Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, which are valued at the unrealized appreciation/ depreciation on the instrument.

** Level 3 securities represent 1.7% of net assets.

Equity	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Equity securities*	$1,268,986,460	-	$ 7,135,180	$1,276,121,640
Limited partnership interest	-	-	1,618,739	1,618,739
U.S. government obligations	-	$38,500,000	-	38,500,000
Other debt obligations	-	-	7,377,721	7,377,721
TOTAL	$1,268,986,460	$38,500,000	$16,131,640**	$1,323,618,100

* For further breakdown of equity securities by industry, please refer to the Statement of Net Assets.

**Level 3 securities represent 1.2% of net assets.

Enhanced Equity	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Equity securities*	$73,288,884	-	-	$73,288,884
TOTAL	$73,288,884	-	-	$73,288,884

* For further breakdown of equity securities by industry, please refer to the Statement of Net Assets.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Futures Contracts: The Fund may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge.  The Fund may not enter into futures contracts for the purpose of speculation or leverage.  These futures contracts may include, but are not limited to, futures contracts based on U.S. Government obligations.  The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives.  The Fund may use futures contracts to hedge against changes in the value of interest rates.  The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date.  Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract.  While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund.  When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract.  The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission.  Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default.  As a result, there is minimal counterparty credit risk to the Fund.

Restricted Securities:  The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities is included at the end of the Statements of Net Assets.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. (See Notes to Statements of Net Assets on page 75). A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets. Withholding taxes on foreign dividends have been provided for in accordance with management’s understanding of the applicable country’s tax rules and rates.

Foreign Currency Transactions: The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are translated into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities is included in the net realized and unrealized gain or loss on securities.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are accrued daily and paid monthly by Money Market. Dividends from net investment income are paid monthly by Bond, quarterly by Balanced and annually by Equity and Enhanced Equity. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Balanced, Bond, Equity, and Enhanced Equity Portfolios charge a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Portfolio (within seven days for all Class I shares). The redemption fee is paid to the Class of the Portfolio from which the redemption is made and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Portfolio.

Expense Offset Arrangements: The Fund has arrangements with its custodian banks whereby the custodian’s fees may be paid indirectly by credits earned on each Portfolio’s cash on deposit with the banks. These credits are used to reduce the Portfolios’ expenses. Such deposit arrangements may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements: In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”.  ASU 2010-06 will require reporting entities to make new disclosures about amount and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures.  The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures, which are effective for fiscal years beginning after December 15, 2010.  At this time, management is evaluating the implications of ASU No. 2010-06 disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures and its impact on the financial statements has not been determined.

Note B — Related Party Transactions

Calvert Asset Management Company, Inc. (the “Advisor”) is wholly-owned by Calvert Group, Ltd. (“Calvert”), which is indirectly wholly owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates.

For its services, the Advisor receives monthly fees based on the following annual rates of average daily net assets:

Money Market	.30%
Balanced:
First $500 Million	.425%
Next $500 Million	.40%
Over $1 Billion	.375%
Bond:
First $1 Billion	.35%
Over $1 Billion	.325%
Equity:
First $2 Billion	.50%
Next $1 Billion	.475%
Over $3 Billion	.45%
Enhanced Equity:
First $250 Million	.60%
Over $250 Million	.55%

Under the terms of the agreement, $35,805, $157,787, $252,740, $526,291 and $29,789 was payable at year end for Money Market, Balanced, Bond, Equity and Enhanced Equity, respectively.  In addition, $87,456, $128,794, $175,125 and $17,738 was payable at year end for operating expenses paid by the Advisor during September 2010 for Balanced, Bond, Equity and Enhanced Equity, respectively. In addition, $22,299 was receivable at year end from the Advisor for reimbursement of operating expenses for Money Market. For the year ended September 30, 2010, the Advisor waived $71,344 of its fee in Enhanced Equity.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2011 for Money Market, Balanced Class I, Bond Class Y, Equity Class Y, and Enhanced Equity Class I. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. This expense limitation does not limit any acquired fund fees and expenses. To the extent any expense offset credits are earned, the Advisor’s obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

The contractual expense caps are as follows: for Money Market, .875%; for Balanced Class I, .72%; for Bond Class Y, .92%; for Equity Class Y, .96%; and for Enhanced Equity Class I, .81%.

The Advisor voluntarily reimbursed Class O shares of Money Market to maintain a positive yield, and voluntarily reimbursed Class B shares of Enhanced Equity for expenses of $444,332 and $438, respectively for the year ended September 30, 2010.  Calvert Administrative Services Company (CASC), an affiliate of the Advisor, provides administrative services for the Fund. For providing such services, CASC receives an annual fee, payable monthly, based on the following annual rates of average daily net assets:

Money Market	.20%
Balanced (Class A, B, & C)	.275%
Balanced (Class I)	.125%
Bond (Class A, B, C & Y)	.30%
Bond (Class I)	.10%
Equity (Class A, B, C & Y)	.20%
Equity (Class I)	.10%
Enhanced Equity (Class A, B, & C)	.15%
Enhanced Equity (Class I)	.10%

Under the terms of the agreement $23,870, $101,913, $181,992, $194,959 and $7,707 was payable at year end for Money Market, Balanced, Bond, Equity and Enhanced Equity, respectively.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A, Class B, and Class C shares, allow the Portfolios to pay the Distributor for expenses and services associated with distribution of shares. The expenses of Money Market are limited to .25% annually of average daily net assets. The Distributor currently does not charge any Distribution Plan expenses for Money Market. The expenses paid for Class A may not exceed .25% of Enhanced Equity’s and .35% of Balanced, Bond and Equity’s annual average daily net assets. The amount actually paid by Class A of Enhanced Equity, Balanced, Bond and Equity, is an annualized fee, payable monthly of .25%, .25% on assets over $30 million, .20%, and .25%, respectively, of each Classes’ average daily net assets. The expenses paid for Class B and Class C may not exceed 1.00% of Enhanced Equity, Balanced, Bond and Equity’s annual average daily net assets. The amount actually paid, is an annualized fee, payable monthly of 1.00%, of each Classes’ average daily net assets. Class I for Balanced, Bond, Equity and Enhanced Equity and Class Y for Bond and Equity do not have Distribution Plan expenses. Under the terms of the agreement $108,527, $148,962, $302,508 and $13,988 was payable at year end for Balanced, Bond, Equity and Enhanced Equity, respectively.

The Distributor received the following amounts as its portion of the commissions charged on sales of the Funds’ Class A shares for the year ended September 30, 2010: $108,623 for Balanced, $111,960 for Bond, $200,366 for Equity and $12,701 for Enhanced Equity.

Calvert Shareholder Services, Inc. (CSSI), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received fees of $174,126, $208,145, $161,536, $376,330, and $29,155 for the year ended September 30, 2010 for Money Market, Balanced, Bond, Equity and Enhanced Equity, respectively. Under the terms of the agreement $13,347, $16,985, $14,589, $32,339 and $2,393 was payable at year end for Money Market, Balanced, Bond, Equity and Enhanced Equity, respectively. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

The Fund invests in Community Investment Notes issued by the Calvert Social Investment Foundation (the “CSI Foundation”). The CSI Foundation is a 501(c)(3) non-profit organization that receives in-kind support from the Calvert Group, Ltd. and its subsidiaries. The Fund has received from the Securities and Exchange Commission an exemptive order permitting the Fund to make investments in these notes under certain conditions.

Each Trustee of the Funds who is not an employee of the Advisor or its affiliates receives an annual retainer of $44,000 plus a meeting fee of $2,000 for each Board meeting attended. Additional fees of up to $5,000 annually may be paid to the Board chair and Committee chairs ($10,000 for Special Equities Committee chair) and $2,500 annually may be paid to committee members, plus a committee meeting fee of $500 for each committee meeting attended. Trustee’s fees are allocated to each of the funds served.

Note C — Investment Activity

During the year, the cost of purchases and proceeds from sales of investments, other than U.S. Government and short-term securities, were:

				Enhanced
	Balanced	Bond	Equity	Equity
Purchases	$285,219,907	$463,406,444	$510,882,047	$76,279,642
Sales	298,420,194	465,655,529	455,512,814	76,291,931

U.S. Government security purchases and sales were:

	Balanced	Bond
Purchases	$30,029,576	$148,834,758
Sales	7,753,528	62,341,068

Money Market held only short-term investments.

Capital Loss Carryforwards

	Money			Enhanced
Expiration Date	Market	Balanced	Equity	Equity
30-Sep-11	$6,847	-	-	-
30-Sep-13	6,183	-	-	-
30-Sep-14	211	-	-	-
30-Sep-15	2,100	-	-	-
30-Sep-17	-	$12,659,635	$12,754,798	$6,328,690
30-Sep-18	-	32,682,953	11,411,068	11,653,879

Capital losses may be utilized to offset future capital gains until expiration.

Balanced, Bond, and Money Market Portfolios intend to elect to defer net capital losses of $5,310,821, $4,094,465 and $348, respectively, incurred from November 1, 2009 through September 30, 2010 and treat them as arising in the fiscal year ending September 30, 2011.

The tax character of dividends and distributions for the years ended September 30, 2010 and September 30, 2009 were as follows:

Money Market
Distributions paid from:	2010	2009
Ordinary income	$12,743	$2,209,584
Total	$12,743	$2,209,584

Balanced
Distributions paid from:	2010	2009
Ordinary income	$4,383,455	$6,820,531
Long-term capital gain	—	2,018
Total	$4,383,455	$6,822,549

Bond
Distributions paid from:	2010	2009
Ordinary income	$27,227,017	$34,842,872
Long-term capital gain	443,892	9,628,004
Total	$27,670,909	$44,470,876

Equity
Distributions paid from:	2010	2009
Ordinary income	$1,605,485	—
Long-term capital gain	—	$65,133,250
Total	$1,605,485	$65,133,250

Enhanced Equity
Distributions paid from:	2010	2009
Ordinary income	$556,771	$934,479
Total	$556,771	$934,479

As of September 30, 2010, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

	Money
	Market	Balanced	Bond
Unrealized appreciation	—	$39,416,024	$33,607,302
Unrealized (depreciation)	—	(35,398,210)	(35,592,162)
Net unrealized appreciation/(depreciation)	—	$4,017,814	($1,984,860)

Undistributed ordinary income	$6,532	—	$8,838,754
Capital loss carryforward($15,341)	($45,342,588)	—
Federal income tax cost of investments	$143,502,398	$449,389,356	$873,467,445

		Enhanced
	Equity	Equity
Unrealized appreciation	$245,912,249	$6,264,422
Unrealized (depreciation)	(32,488,910)	(1,386,887)
Net unrealized appreciation/(depreciation)	$213,423,339	$4,877,535

Undistributed ordinary income	—	$310,294
Capital loss carryforward($24,165,866)	($17,982,569)
Federal income tax cost of investments	$1,110,194,761	$68,411,349

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statements of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period.  For Balanced Portfolio, the differences are due to Section 1256 contracts, straddles, partnerships, wash sales, deferral of post October losses, and interest defaults.  For Bond Portfolio, the differences are due to Section 1256 contracts, straddles, wash sales, deferral of post October losses, and interest defaults.  For Enhanced Equity Portfolio, the difference is due to wash sales. For Equity Portfolio, the differences are due to wash sales and partnerships.  For Money Market Portfolio, the differences are due to post October losses and distributions paid after fiscal year end.

Reclassifications, as shown in the table below, have been made to the Funds’ components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations.  These reclassifications are due to permanent book-tax differences and have no impact on net assets.  For Money Market Portfolio, the reclassifications are due to tax-exempt income and expired capital losses. For Balanced Portfolio, the reclassifications are due to partnerships, asset-backed securities, and tax-exempt income.  For Bond Portfolio, the reclassifications are due to asset-backed securities.  For Enhanced Equity Portfolio, the reclassifications are due to real estate investment trusts and foreign currency transactions.  For Equity Portfolio, the reclassifications are due to partnerships and net operating losses.

	Money Market	Balanced	Bond
Undistributed net investment income	($1,438)	($249,764)	($1,379,219)
Accumulated net realized gain (loss)	12,647	209,749	1,379,219
Paid-in capital	(11,209)	40,015	—

		Enhanced
	Equity	Equity
Undistributed net investment income	$1,707,837	($6,055)
Accumulated net realized gain (loss)	44,320	6,055
Paid-in capital	(1,752,157)	—

The Portfolios may sell or purchase securities to and from other Portfolios managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes.  Interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended September 30, 2010, such purchases and sales transactions were:

	Money
	Market	Balanced	Bond
Purchases	$121,185,00	—	$1,039,212
Sales	90,035,000	$5,279,010	3,719,359
Net realized gain	—	132,135	14,860

Note D — Line of Credit

A financing agreement is in place with all Calvert Group Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .125% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. Money Market, Balanced, Bond, and Equity had no loans outstanding pursuant to this line of credit at September 30, 2010.  Enhanced Equity had no loans outstanding pursuant to this line of credit during the year ended September 30, 2010. For the year ended September 30, 2010, borrowings by the Portfolios under the Agreement were as follows:

		Weighted		Month of
	Average	Average	Maximum	Maximum
	Daily	Interest	Amount	Amount
Portfolio	Balance	Rate	Borrowed	Borrowed
Money Market	$32,792	1.48%	$1,834,287	April 2010
Balanced	32,503	1.47%	1,810,369	April 2010
Bond	139,061	1.48%	5,150,771	January 2010
Equity	44,352	1.48%	4,192,865	December 2009

Note E — Affiliated Companies

An affiliated company is a company in which the Portfolios have a direct or indirect ownership of, control of, or voting power over 5 percent or more of the outstanding voting shares.

Affiliated companies of the Balanced Portfolio are as follows:

Affiliates	Cost	Value
Angels With Attitude I LLC LP	$200,000	$67,910
GEEMF Partners LP	—	160,117
Plethora Technology, Inc.	701,835	—
TOTALS	$901,835	$228,027

Affiliated companies of the Equity Portfolio are as follows:

Affiliates	Cost	Value
Digital Directions International, Inc.	$683,778	$531,583
Global Resource Options, Inc.	2,500,000	4,338,800
New Day Farms, Inc.	500,000	72,037
TOTALS	$3,683,778	$4,942,420

Note F – Subsequent Events

In preparing the financial statements as of September 30, 2010, no subsequent events or transactions occurred that would have materially impacted the financial statements as presented.

Note G — Other

In connection with certain venture capital investments, the Balanced and Equity Portfolios are committed to future capital calls, which will increase the Portfolios’ investment in these securities. The aggregate amount of the future capital commitments totals $110,000 and $2,739,963 for the Balanced and Equity Portfolios, respectively, at September 30, 2010.

Notice to Shareholders (Unaudited)

For the fiscal year ended September 30, 2010, in order to meet certain requirements of the Internal Revenue Code, we are advising you that certain distributions paid during the year from the following funds are designated as:

Fund Name	(a) Long Term Capital Gain	(b) Qualified Dividend Income %	(c) (for corporate shareholders) Dividends Received Deduction %
CSIF Balanced Portfolio	-—	76.4%	76.5%
CSIF Bond Portfolio	$443,892	—	—
CSIF Equity Portfolio	—	100.0%	100.0%
CSIF Enhanced Equity Portfolio	—	100.0%	100.0%

(a)  Each Fund designates the maximum amount allowable but not less than the amounts shown above as a capital gain dividend in accordance with Section
852(b)(3)(C) of the Internal Revenue Code.

(b) Each Fund designates the maximum amount allowable, but not less than the percentages shown above as ordinary income dividends paid during the year as qualified dividend income in accordance with Section 854 of the Internal Revenue Code.

(c) Each Fund designates the maximum amount allowable but not less than the percentages shown above of ordinary income dividends paid during the year as eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code.

Money Market Portfolio
Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
	2010	2009	2008
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations:
Net investment income	****	.011	.029
Distributions from:
Net investment income	*****	(.011)	(.029)
Net asset value, ending	$1.00	$1.00	$1.00
Total return*	.01%	1.15%	2.90%
Ratios to average net assets:A
Net investment income	.01%	1.13%	2.83%
Total expenses	.83%	.84%	.79%
Expenses before offsets	.55%	.84%	.79%
Net expenses	.54%	.84%	.78%
Net assets, ending (in thousands)	$144,575	$169,485	$186,311

		Years Ended
		September 30,	September 30,
		2007	2006
Net asset value, beginning		$1.00	$1.00
Income from investment operations:
Net investment income		.045	.039
Distributions from:
Net investment income		(.045)	(.039)
Net asset value, ending		$1.00	$1.00

Total return*		4.64%	3.97%
Ratios to average net assets:A
Net investment income		4.53%	3.90%
Total expenses		.82%	.86%
Expenses before offsets		.82%	.86%
Net expenses		.80%	.85%
Net assets, ending (in thousands)		$187,210	$166,592

See notes to financial highlights.

Balanced Portfolio
Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2010 (z)	2009	2008
Net asset value, beginning	$24.02	$25.03	$31.37
Income from investment operations:
Net investment income	.27	.40	.57
Net realized and unrealized gain (loss)	1.91	(1.03)	(4.72)
Total from investment operations	2.18	(.63)	(4.15)
Distributions from:
Net investment income	(.26)	(.38)	(.56)
Net realized gain	—	***	(1.63)
Total distributions	(.26)	(.38)	(2.19)
Total increase (decrease) in net asset value	1.92	(1.01)	(6.34)
Net asset value, ending	$25.94	$24.02	$25.03

Total return*	9.12%	(2.29%)	(14.13%)
Ratios to average net assets:A
Net investment income	1.08%	1.87%	2.03%
Total expenses	1.23%	1.28%	1.21%
Expenses before offsets	1.23%	1.28%	1.21%
Net expenses	1.23%	1.28%	1.20%
Portfolio turnover	75%	57%	77%
Net assets, ending (in thousands)	$419,363	$404,542	$434,069

		Years Ended
		September 30,	September 30,
Class A Shares		2007	2006 (z)
Net asset value, beginning		$29.46	$28.25
Income from investment operations:
Net investment income		.60	.55
Net realized and unrealized gain (loss)		1.88	1.12
Total from investment operations		2.48	1.67
Distributions from:
Net investment income		(.57)	(.46)
Total distributions		(.57)	(.46)
Total increase (decrease) in net asset value		1.91	1.21
Net asset value, ending		$31.37	$29.46

Total return*		8.47%	5.94%
Ratios to average net assets:A
Net investment income		1.94%	1.90%
Total expenses		1.20%	1.21%
Expenses before offsets		1.20%	1.21%
Net expenses		1.19%	1.20%
Portfolio turnover		81%	73%
Net assets, ending (in thousands)		$542,659	$525,740

See notes to financial highlights.

Balanced Portfolio
Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2010 (z)	2009	2008
Net asset value, beginning	$23.83	$24.84	$31.13
Income from investment operations:
Net investment income	.01	.13	.28
Net realized and unrealized gain (loss)	1.90	(.99)	(4.66)
Total from investment operations	1.91	(.86)	(4.38)
Distributions from:
Net investment income	(.01)	(.15)	(.28)
Net realized gain	—	***	(1.63)
Total distributions	(.01)	(.15)	(1.91)
Total increase (decrease) in net asset value	1.90	(1.01)	(6.29)
Net asset value, ending	$25.73	$23.83	$24.84

Total return*	8.02%	(3.35%)	(14.93%)
Ratios to average net assets:A
Net investment income	.04%	.82%	1.05%
Total expenses	2.27%	2.36%	2.19%
Expenses before offsets	2.27%	2.36%	2.19%
Net expenses	2.27%	2.35%	2.18%
Portfolio turnover	75%	57%	77%
Net assets, ending (in thousands)	$12,127	$14,294	$17,939

		Years Ended
		September 30,	September 30,
Class B Shares		2007	2006 (z)
Net asset value, beginning		$29.24	$28.05
Income from investment operations:
Net investment income		.28	.27
Net realized and unrealized gain (loss)		1.89	1.10
Total from investment operations		2.17	1.37
Distributions from:
Net investment income		(.28)	(.18)
Total distributions		(.28)	(.18)
Total increase (decrease) in net asset value		1.89	1.19
Net asset value, ending		$31.13	$29.24

Total return*		7.45%	4.90%
Ratios to average net assets:A
Net investment income		.99%	.95%
Total expenses		2.15%	2.16%
Expenses before offsets		2.15%	2.16%
Net expenses		2.14%	2.15%
Portfolio turnover		81%	73%
Net assets, ending (in thousands)		$24,767	$27,805

See notes to financial highlights.

Balanced Portfolio
Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2010 (z)	2009	2008
Net asset value, beginning	$23.58	$24.58	$30.83
Income from investment operations:
Net investment income	.05	.19	.32
Net realized and unrealized gain (loss)	1.88	(1.01)	(4.64)
Total from investment operations	1.93	(.82)	(4.32)
Distributions from:
Net investment income	(.04)	(.18)	(.30)
Net realized gain	—	***	(1.63)
Total distributions	(.04)	(.18)	(1.93)
Total increase (decrease) in net asset value	1.89	(1.00)	(6.25)
Net asset value, ending	$25.47	$23.58	$24.58

Total return*	8.17%	(3.22%)	(14.88%)
Ratios to average net assets:A
Net investment income	.19%	.95%	1.15%
Total expenses	2.12%	2.21%	2.08%
Expenses before offsets	2.12%	2.21%	2.08%
Net expenses	2.12%	2.21%	2.08%
Portfolio turnover	75%	57%	77%
Net assets, ending (in thousands)	$24,269	$21,810	$24,631

		Years Ended
		September 30,	September 30,
Class C Shares		2007	2006 (z)
Net asset value, beginning		$28.95	$27.79
Income from investment operations:
Net investment income		.32	.28
Net realized and unrealized gain (loss)		1.85	1.07
Total from investment operations		2.17	1.35
Distributions from:
Net investment income		(.29)	(.19)
Total distributions		(.29)	(.19)
Total increase (decrease) in net asset value		1.88	1.16
Net asset value, ending		$30.83	$28.95

Total return*		7.53%	4.87%
Ratios to average net assets:A
Net investment income		1.07%	.99%
Total expenses		2.07%	2.11%
Expenses before offsets		2.07%	2.11%
Net expenses		2.06%	2.10%
Portfolio turnover		81%	73%
Net assets, ending (in thousands)		$30,340	$27,547

See notes to financial highlights.

Balanced Portfolio
Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class I Shares	2010 (z)	2009	2008
Net asset value, beginning	$24.25	$25.27	$31.64
Income from investment operations:
Net investment income	.42	.52	.70
Net realized and unrealized gain (loss)	1.93	(1.04)	(4.75)
Total from investment operations	2.35	(.52)	(4.05)
Distributions from:
Net investment income	(.38)	(.50)	(.69)
Net realized gain	—	***	(1.63)
Total distributions	(.38)	(.50)	(2.32)
Total increase (decrease) in net asset value	1.97	(1.02)	(6.37)
Net asset value, ending	$26.22	$24.25	$25.27

Total return*	9.72%	(1.76%)	(13.69%)
Ratios to average net assets:A
Net investment income	1.62%	2.42%	2.52%
Total expenses	1.09%	.89%	.80%
Expenses before offsets	.72%	.73%	.72%
Net expenses	.72%	.72%	.72%
Portfolio turnover	75%	57%	77%
Net assets, ending (in thousands)	$1,518	$5,875	$5,905

		Years Ended
		September 30,	September 30,
Class I Shares		2007	2006 (z)
Net asset value, beginning		$29.70	$28.38
Income from investment operations:
Net investment income		.76	.64
Net realized and unrealized gain (loss)		1.90	1.17
Total from investment operations		2.66	1.81
Distributions from:
Net investment income		(.72)	(.49)
Net realized gain		—	—
Total distributions		(.72)	(.49)
Total increase (decrease) in net asset value		1.94	1.32
Net asset value, ending		$31.64	$29.70

Total return*		9.00%	6.43%
Ratios to average net assets:A
Net investment income		2.40%	2.44%
Total expenses		.77%	1.07%
Expenses before offsets		.73%	.73%
Net expenses		.72%	.72%
Portfolio turnover		81%	73%
Net assets, ending (in thousands)		$8,721	$6,317

See notes to financial highlights.

Bond Portfolio
Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2010	2009	2008
Net asset value, beginning	$15.22	$15.14	$15.92
Income from investment operations:
Net investment income	.41	.53	.69
Net realized and unrealized gain (loss)	.86	.32	(.54)
Total from investment operations	1.27	.85	.15
Distributions from:
Net investment income	(.38)	(.51)	(.68)
Net realized gain	(.10)	(.26)	(.25)
Total distributions	(.48)	(.77)	(.93)
Total increase (decrease) in net asset value	.79	.08	(.78)
Net asset value, ending	$16.01	$15.22	$15.14

Total return*	8.54%	6.11%	.86%
Ratios to average net assets:A
Net investment income	2.63%	3.71%	4.40%
Total expenses	1.14%	1.15%	1.10%
Expenses before offsets	1.14%	1.15%	1.10%
Net expenses	1.14%	1.14%	1.10%
Portfolio turnover	78%	77%	147%
Net assets, ending (in thousands)	$593,364	$600,995	$610,869

		Years Ended
		September 30,	September 30,
Class A Shares		2007	2006
Net asset value, beginning		$15.83	$16.18
Income from investment operations:
Net investment income		.69	.64
Net realized and unrealized gain (loss)		.13	(.05)
Total from investment operations		.82	.59
Distributions from:
Net investment income		(.70)	(.64)
Net realized gain		(.03)	(.30)
Total distributions		(.73)	(.94)
Total increase (decrease) in net asset value		.09	(.35)
Net asset value, ending		$15.92	$15.83

Total return*		5.31%	3.82%
Ratios to average net assets:A
Net investment income		4.41%	4.16%
Total expenses		1.12%	1.14%
Expenses before offsets		1.12%	1.14%
Net expenses		1.11%	1.13%
Portfolio turnover		190%	150%
Net assets, ending (in thousands)		$453,813	$336,698

See notes to financial highlights.

Bond Portfolio
Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2010	2009	2008
Net asset value, beginning	$15.12	$15.06	$15.84
Income from investment operations:
Net investment income	.25	.40	.54
Net realized and unrealized gain (loss)	.86	.29	(.54)
Total from investment operations	1.11	.69	—
Distributions from:
Net investment income	(.22)	(.37)	(.53)
Net realized gain	(.10)	(.26)	(.25)
Total distributions	(.32)	(.63)	(.78)
Total increase (decrease) in net asset value	.79	.06	(.78)
Net asset value, ending	$15.91	$15.12	$15.06

Total return*	7.47%	5.00%	(.09%)
Ratios to average net assets:A
Net investment income	1.60%	2.81%	3.43%
Total expenses	2.18%	2.13%	2.07%
Expenses before offsets	2.18%	2.13%	2.07%
Net expenses	2.18%	2.11%	2.06%
Portfolio turnover	78%	77%	147%
Net assets, ending (in thousands)	$8,854	$11,878	$17,298

		Years Ended
		September 30,	September 30,
Class B Shares		2007	2006
Net asset value, beginning		$15.76	$16.11
Income from investment operations:
Net investment income		.54	.50
Net realized and unrealized gain (loss)		.12	(.05)
Total from investment operations		.66	.45
Distributions from:
Net investment income		(.55)	(.50)
Net realized gain		(.03)	(.30)
Total distributions		(.58)	(.80)
Total increase (decrease) in net asset value		.08	(.35)
Net asset value, ending		$15.84	$15.76

Total return*		4.29%	2.89%
Ratios to average net assets:A
Net investment income		3.43%	3.17%
Total expenses		2.09%	2.09%
Expenses before offsets		2.09%	2.09%
Net expenses		2.08%	2.08%
Portfolio turnover		190%	150%
Net assets, ending (in thousands)		$14,834	$17,154

See notes to financial highlights.

Bond Portfolio
Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2010	2009	2008
Net asset value, beginning	$15.13	$15.06	$15.83
Income from investment operations:
Net investment income	.29	.42	.56
Net realized and unrealized gain (loss)	.86	.31	(.53)
Total from investment operations	1.15	.73	.03
Distributions from:
Net investment income	(.26)	(.40)	(.55)
Net realized gain	(.10)	(.26)	(.25)
Total distributions	(.36)	(.66)	(.80)
Total increase (decrease) in net asset value	.79	.07	(.77)
Net asset value, ending	$15.92	$15.13	$15.06

Total return*	7.73%	5.22%	.11%
Ratios to average net assets:A
Net investment income	1.85%	2.93%	3.60%
Total expenses	1.91%	1.94%	1.90%
Expenses before offsets	1.91%	1.94%	1.90%
Net expenses	1.91%	1.92%	1.89%
Portfolio turnover	78%	77%	147%
Net assets, ending (in thousands)	$54,288	$56,578	$52,869

		Years Ended
		September 30,	September 30,
Class C Shares		2007	2006
Net asset value, beginning		$15.75	$16.09
Income from investment operations:
Net investment income		.56	.51
Net realized and unrealized gain (loss)		.12	(.04)
Total from investment operations		.68	.47
Distributions from:
Net investment income		(.57)	(.51)
Net realized gain		(.03)	(.30)
Total distributions		(.60)	(.81)
Total increase (decrease) in net asset value		.08	(.34)
Net asset value, ending		$15.83	$15.75

Total return*		4.41%	3.01%
Ratios to average net assets:A
Net investment income		3.61%	3.31%
Total expenses		1.92%	1.99%
Expenses before offsets		1.92%	1.99%
Net expenses		1.91%	1.98%
Portfolio turnover		190%	150%
Net assets, ending (in thousands)		$36,202	$27,447

See notes to financial highlights.

Bond Portfolio
Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class I Shares	2010	2009	2008
Net asset value, beginning	$15.23	$15.16	$15.94
Income from investment operations:
Net investment income	.50	.63	.78
Net realized and unrealized gain (loss)	.88	.31	(.54)
Total from investment operations	1.38	.94	.24
Distributions from:
Net investment income	(.48)	(.61)	(.77)
Net realized gain	(.10)	(.26)	(.25)
Total distributions	(.58)	(.87)	(1.02)
Total increase (decrease) in net asset value	.80	.07	(.78)
Net asset value, ending	$16.03	$15.23	$15.16

Total return*	9.26%	6.74%	1.45%
Ratios to average net assets:A
Net investment income	3.24%	4.35%	4.98%
Total expenses	.52%	.54%	.52%
Expenses before offsets	.52%	.54%	.52%
Net expenses	.52%	.52%	.51%
Portfolio turnover	78%	77%	147%
Net assets, ending (in thousands)	$213,621	$187,496	$208,076

		Years Ended
		September 30,	September 30,
Class I Shares		2007	2006
Net asset value, beginning		$15.85	$16.18
Income from investment operations:
Net investment income		.78	.73
Net realized and unrealized gain (loss)		.13	(.04)
Total from investment operations		.91	.69
Distributions from:
Net investment income		(.79)	(.72)
Net realized gain		(.03)	(.30)
Total distributions		(.82)	(1.02)
Total increase (decrease) in net asset value		.09	(.33)
Net asset value, ending		$15.94	$15.85

Total return*		5.89%	4.48%
Ratios to average net assets:A
Net investment income		4.99%	4.77%
Total expenses		.53%	.56%
Expenses before offsets		.53%	.56%
Net expenses		.52%	.55%
Portfolio turnover		190%	150%
Net assets, ending (in thousands)		$152,871	$74,714

See notes to financial highlights.

Bond Portfolio
Financial Highlights

	Periods Ended
	September 30,	September 30,
Class Y Shares	2010	2009#
Net asset value, beginning	$15.25	$14.33
Income from investment operations:
Net investment income	.41	.48
Net realized and unrealized gain (loss)	.91	1.17
Total from investment operations	1.32	1.65
Distributions from:
Net investment income	(.39)	(.47)
Net realized gain	(.10)	(.26)
Total distributions	(.49)	(.73)
Total increase (decrease) in net asset value	.83	.92
Net asset value, ending	$16.08	$15.25

Total return*	8.83%	11.97%
Ratios to average net assets:A
Net investment income	2.71%	3.36% (a)
Total expenses	1.00%	5.39% (a)
Expenses before offsets	.92%	.93% (a)
Net expenses	.92%	.92% (a)
Portfolio turnover	78%	69%
Net assets, ending (in thousands)	$14,336	$628

See notes to financial highlights.

Equity Portfolio
Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2010 (z)	2009 (z)	2008
Net asset value, beginning	$29.25	$32.92	$41.06
Income from investment operations:
Net investment income (loss)	(.04)	.06	(.02)
Net realized and unrealized gain (loss)	3.39	(1.81)	(5.69)
Total from investment operations	3.35	(1.75)	(5.71)
Distributions from:
Net investment income	(.04)	—	—
Net realized gain	—	(1.92)	(2.43)
Total distributions	(.04)	(1.92)	(2.43)
Total increase (decrease) in net asset value	3.31	(3.67)	(8.14)
Net asset value, ending	$32.56	$29.25	$32.92

Total return*	11.44%	(3.46%)	(14.85%)
Ratios to average net assets:A
Net investment income (loss)	(.13%)	.23%	(.05%)
Total expenses	1.22%	1.28%	1.21%
Expenses before offsets	1.22%	1.28%	1.21%
Net expenses	1.22%	1.28%	1.20%
Portfolio turnover	39%	38%	51%
Net assets, ending (in thousands)	$980,605	$837,205	$834,312

		Years Ended
		September 30,	September 30,
Class A Shares		2007	2006
Net asset value, beginning		$37.15	$35.38
Income from investment operations:
Net investment income (loss)		**	(.02)
Net realized and unrealized gain (loss)		5.50	2.38
Total from investment operations		5.50	2.36
Distributions from:
Net realized gain		(1.59)	(.59)
Total distributions		(1.59)	(.59)
Total increase (decrease) in net asset value		3.91	1.77
Net asset value, ending		$41.06	$37.15

Total return*		15.23%	6.74%
Ratios to average net assets:A
Net investment income (loss)		(.01%)	(.06%)
Total expenses		1.21%	1.23%
Expenses before offsets		1.21%	1.23%
Net expenses		1.21%	1.23%
Portfolio turnover		35%	35%
Net assets, ending (in thousands)		$1,000,992	$907,459

See notes to financial highlights.

Equity Portfolio
Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2010 (z)	2009 (z)	2008
Net asset value, beginning	$25.67	$29.46	$37.29
Income from investment operations:
Net investment income (loss)	(.28)	(.15)	(.33)
Net realized and unrealized gain (loss)	2.95	(1.72)	(5.07)
Total from investment operations	2.67	(1.87)	(5.40)
Distributions from:
Net realized gain	—	(1.92)	(2.43)
Total distributions	—	(1.92)	(2.43)
Total increase (decrease) in net asset value	2.67	(3.79)	(7.83)
Net asset value, ending	$28.34	$25.67	$29.46

Total return*	10.40%	(4.34%)	(15.56%)
Ratios to average net assets:A
Net investment income (loss)	(1.03%)	(.69%)	(.89%)
Total expenses	2.13%	2.22%	2.05%
Expenses before offsets	2.13%	2.22%	2.05%
Net expenses	2.13%	2.22%	2.05%
Portfolio turnover	39%	38%	51%
Net assets, ending (in thousands)	$35,761	$45,648	$59,438

		Years Ended
		September 30,	September 30,
Class B Shares		2007	2006
Net asset value, beginning		$34.15	$32.84
Income from investment operations:
Net investment income (loss)		(.33)	(.32)
Net realized and unrealized gain (loss)		5.06	2.22
Total from investment operations		4.73	1.90
Distributions from:
Net realized gain		(1.59)	(.59)
Total distributions		(1.59)	(.59)
Total increase (decrease) in net asset value		3.14	1.31
Net asset value, ending		$37.29	$34.15

Total return*		14.28%	5.85%
Ratios to average net assets:A
Net investment income (loss)		(.84%)	(.90%)
Total expenses		2.04%	2.06%
Expenses before offsets		2.04%	2.06%
Net expenses		2.04%	2.06%
Portfolio turnover		35%	35%
Net assets, ending (in thousands)		$87,476	$95,903

See notes to financial highlights.

Equity Portfolio
Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2010 (z)	2009 (z)	2008
Net asset value, beginning	$23.65	$27.32	$34.73
Income from investment operations:.
Net investment income (loss)	(.23)	(.11)	(.25)
Net realized and unrealized gain (loss)	2.73	(1.64)	(4.73)
Total from investment operations	2.50	(1.75)	(4.98)
Distributions from:
Net realized gain	—	(1.92)	(2.43)
Total distributions	—	(1.92)	(2.43)
Total increase (decrease) in net asset value	2.50	(3.67)	(7.41)
Net asset value, ending	$26.15	$23.65	$27.32

Total return*	10.57%	(4.23%)	(15.49%)
Ratios to average net assets:A
Net investment income (loss)	(.92%)	(.57%)	(.81%)
Total expenses	2.01%	2.09%	1.97%
Expenses before offsets	2.01%	2.09%	1.97%
Net expenses	2.01%	2.08%	1.96%
Portfolio turnover	39%	38%	51%
Net assets, ending (in thousands)	$97,961	$87,512	$97,327

		Years Ended
		September 30,	September 30,
Class C Shares		2007	2006
Net asset value, beginning		$31.89	$30.68
Income from investment operations:.
Net investment income (loss)		(.25)	(.26)
Net realized and unrealized gain (loss)		4.68	2.06
Total from investment operations		4.43	1.80
Distributions from:
Net realized gain		(1.59)	(.59)
Total distributions		(1.59)	(.59)
Total increase (decrease) in net asset value		2.84	1.21
Net asset value, ending		$34.73	$31.89

Total return*		14.35%	5.93%
Ratios to average net assets:A
Net investment income (loss)		(.76%)	(.82%)
Total expenses		1.96%	1.99%
Expenses before offsets		1.96%	1.99%
Net expenses		1.96%	1.98%
Portfolio turnover		35%	35%
Net assets, ending (in thousands)		$119,917	$109,468

See notes to financial highlights.

Equity Portfolio
Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class I Shares	2010 (z)	2009 (z)	2008
Net asset value, beginning	$31.04	$34.58	$42.79
Income from investment operations:
Net investment income	.14	.21	.20
Net realized and unrealized gain (loss)	3.59	(1.83)	(5.98)
Total from investment operations	3.73	(1.62)	(5.78)
Distributions from:
Net investment income	(.11)	—	—
Net realized gain	—	(1.92)	(2.43)
Total distributions	(.11)	(1.92)	(2.43)
Total increase (decrease) in net asset value	3.62	(3.54)	(8.21)
Net asset value, ending	$34.66	$31.04	$34.58

Total return*	12.04%	(2.88%)	(14.39%)
Ratios to average net assets:A
Net investment income	.42%	.79%	.49%
Total expenses	.68%	.70%	.67%
Expenses before offsets	.68%	.70%	.67%
Net expenses	.68%	.70%	.67%
Portfolio turnover	39%	38%	51%
Net assets, ending (in thousands)	$198,553	$156,430	$118,423

		Years Ended
		September 30,	September 30,
Class I Shares		2007	2006
Net asset value, beginning		$38.44	$36.40
Income from investment operations:
Net investment income		.21	.17
Net realized and unrealized gain (loss)		5.73	2.46
Total from investment operations		5.94	2.63
Distributions from:
Net realized gain		(1.59)	(.59)
Total distributions		(1.59)	(.59)
Total increase (decrease) in net asset value		4.35	2.04
Net asset value, ending		$42.79	$38.44

Total return*		15.88%	7.30%
Ratios to average net assets:A
Net investment income		.53%	.49%
Total expenses		.67%	.68%
Expenses before offsets		.67%	.68%
Net expenses		.66%	.67%
Portfolio turnover		35%	35%
Net assets, ending (in thousands)		$170,767	$163,685

See notes to financial highlights.

Equity Portfolio
Financial Highlights

	Periods Ended
	September 30,	September 30,
Class Y Shares	2010 (z)	2009# (z)
Net asset value, beginning	$29.35	$27.35
Income from investment operations:
Net investment income	.02	.08
Net realized and unrealized gain (loss)	3.42	3.84
Total from investment operations	3.44	3.92
Distributions from:
Net investment income	(.01)	—
Net realized gain	—	(1.92)
Total distributions	(.01)	(1.92)
Total increase (decrease) in net asset value	3.43	2.00
Net asset value, ending	$32.78	$29.35

Total return*	11.73%	16.59%
Ratios to average net assets:A
Net investment income	.08%	.34% (a)
Total expenses	1.14%	11.72% (a)
Expenses before offsets	.96%	.96% (a)
Net expenses	.96%	.96% (a)
Portfolio turnover	39%	35%
Net assets, ending (in thousands)	$11,811	$483

See notes to financial highlights.

Enhanced Equity Portfolio
Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2010 (z)	2009 (z)	2008 (z)
Net asset value, beginning	$13.62	$14.93	$20.49
Income from investment operations:
Net investment income	.07	.12	.15
Net realized and unrealized gain (loss)	1.44	(1.25)	(4.52)
Total from investment operations	1.51	(1.13)	(4.37)
Distributions from:
Net investment income	(.11)	(.18)	(.11)
Net realized gain	—	—	(1.08)
Total distributions	(.11)	(.18)	(1.19)
Total increase (decrease) in net asset value	1.40	(1.31)	(5.56)
Net asset value, ending	$15.02	$13.62	$14.93

Total return*	11.10%	(7.22%)	(22.57%)
Ratios to average net assets:A
Net investment income	.47%	1.10%	.84%
Total expenses	1.48%	1.54%	1.36%
Expenses before offsets	1.38%	1.44%	1.26%
Net expenses	1.38%	1.43%	1.24%
Portfolio turnover	109%	111%	46%
Net assets, ending (in thousands)	$34,563	$33,040	$45,345

		Years Ended
		September 30,	September 30,
Class A Shares		2007 (z)	2006 (z)
Net asset value, beginning		$19.75	$18.76
Income from investment operations:
Net investment income		.13	.10
Net realized and unrealized gain (loss)		1.53	1.51
Total from investment operations		1.66	1.61
Distributions from:
Net investment income		(.09)	(.06)
Net realized gain		(.83)	(.56)
Total distributions		(.92)	(.62)
Total increase (decrease) in net asset value		.74	.99
Net asset value, ending		$20.49	$19.75

Total return*		8.58%	8.79%
Ratios to average net assets:A
Net investment income		.66%	.56%
Total expenses		1.33%	1.36%
Expenses before offsets		1.23%	1.26%
Net expenses		1.20%	1.23%
Portfolio turnover		56%	47%
Net assets, ending (in thousands)		$65,209	$58,020

See notes to financial highlights.

Enhanced Equity Portfolio
Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2010 (z)	2009 (z)	2008 (z)
Net asset value, beginning	$12.36	$13.51	$18.72
Income from investment operations:
Net investment income (loss)	(.11)	(.03)	(.04)
Net realized and unrealized gain (loss)	1.32	(1.12)	(4.09)
Total from investment operations	1.21	(1.15)	(4.13)
Distributions from:
Net realized gain	—	—	(1.08)
Total distributions	—	—	(1.08)
Total increase (decrease) in net asset value	1.21	(1.15)	(5.21)
Net asset value, ending	$13.57	$12.36	$13.51

Total return*	9.79%	(8.51%)	(23.36%)
Ratios to average net assets:A
Net investment income (loss)	(.82%)	(.26%)	(.23%)
Total expenses	2.78%	2.97%	2.41%
Expenses before offsets	2.67%	2.83%	2.31%
Net expenses	2.67%	2.83%	2.30%
Portfolio turnover	109%	111%	46%
Net assets, ending (in thousands)	$2,329	$2,768	$4,003

		Years Ended
		September 30,	September 30,
Class B Shares		2007 (z)	2006 (z)
Net asset value, beginning		$18.20	$17.43
Income from investment operations:
Net investment income (loss)		(.06)	(.07)
Net realized and unrealized gain (loss)		1.41	1.40
Total from investment operations		1.35	1.33
Distributions from:
Net realized gain		(.83)	(.56)
Total distributions		(.83)	(.56)
Total increase (decrease) in net asset value		.52	.77
Net asset value, ending		$18.72	$18.20

Total return*		7.55%	7.78%
Ratios to average net assets:A
Net investment income (loss)		(.30%)	(.38%)
Total expenses		2.29%	2.30%
Expenses before offsets		2.19%	2.20%
Net expenses		2.16%	2.17%
Portfolio turnover		56%	47%
Net assets, ending (in thousands)		$7,257	$8,156

See notes to financial highlights.

Enhanced Equity Portfolio
Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2010 (z)	2009 (z)	2008 (z)
Net asset value, beginning	$12.48	$13.61	$18.82
Income from investment operations:
Net investment income (loss)	(.06)	.01	—
Net realized and unrealized gain (loss)	1.33	(1.12)	(4.13)
Total from investment operations	1.27	(1.11)	(4.13)
Distributions from:
Net investment income	—	(.02)	—
Net realized gain	—	—	(1.08)
Total distributions	—	(.02)	(1.08)
Total increase (decrease) in net asset value	1.27	(1.13)	(5.21)
Net asset value, ending	$13.75	$12.48	$13.61
Total return*	10.18%	(8.09%)	(23.23%)
Ratios to average net assets:A
Net investment income (loss)	(.46%)	.12%	(.03%)
Total expenses	2.42%	2.52%	2.22%
Expenses before offsets	2.32%	2.41%	2.12%
Net expenses	2.32%	2.41%	2.10%
Portfolio turnover	109%	111%	46%
Net assets, ending (in thousands)	$6,297	$5,767	$6,631

		Years Ended
		September 30,	September 30,
Class C Shares		2007 (z)	2006 (z)
Net asset value, beginning		$18.27	$17.50
Income from investment operations:
Net investment income (loss)		(.04)	(.06)
Net realized and unrealized gain (loss)		1.42	1.39
Total from investment operations		1.38	1.33
Distributions from:
Net realized gain		(.83)	(.56)
Total distributions		(.83)	(.56)
Total increase (decrease) in net asset value		.55	.77
Net asset value, ending		$18.82	$18.27

Total return*		7.69%	7.75%
Ratios to average net assets:A
Net investment income (loss)		(.20%)	(.33%)
Total expenses		2.19%	2.25%
Expenses before offsets		2.09%	2.15%
Net expenses		2.06%	2.12%
Portfolio turnover		56%	47%
Net assets, ending (in thousands)		$10,089	$7,846

See notes to financial highlights.

Enhanced Equity Portfolio
Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class I Shares	2010 (z)	2009 (z)	2008 (z)
Net asset value, beginning	$13.83	$15.13	$20.67
Income from investment operations:
Net investment income	.15	.20	.24
Net realized and unrealized gain (loss)	1.47	(1.27)	(4.56)
Total from investment operations	1.62	(1.07)	(4.32)
Distributions from:
Net investment income	(.16)	(.23)	(.14)
Net realized gain	—	—	(1.08)
Total distributions	(.16)	(.23)	(1.22)
Total increase (decrease) in net asset value	1.46	(1.30)	(5.54)
Net asset value, ending	$15.29	$13.83	$15.13

Total return*	11.77%	(6.64%)	(22.13%)
Ratios to average net assets:A
Net investment income	1.04%	1.70%	1.36%
Total expenses	.91%	.95%	.85%
Expenses before offsets	.81%	.81%	.75%
Net expenses	.81%	.81%	.74%
Portfolio turnover	109%	111%	46%
Net assets, ending (in thousands)	$30,524	$25,174	$23,364

		Years Ended
		September 30,	September 30,
Class I Shares		2007 (z)	2006(z)
Net asset value, beginning		$19.83	$18.75
Income from investment operations:
Net investment income		.22	.19
Net realized and unrealized gain (loss)		1.55	1.50
Total from investment operations		1.77	1.69
Distributions from:
Net investment income		(.10)	(.05)
Net realized gain		(.83)	(.56)
Total distributions		(.93)	(.61)
Total increase (decrease) in net asset value		.84	1.08
Net asset value, ending		$20.67	$19.83

Total return*		9.09%	9.19%
Ratios to average net assets:A
Net investment income		1.09%	.99%
Total expenses		.88%	1.20%
Expenses before offsets		.78%	.84%
Net expenses		.76%	.81%
Portfolio turnover		56%	47%
Net assets, ending (in thousands)		$24,663	$9,464

See notes to financial highlights.

A      Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.

*       Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

**     Amount was less than (.01) per share.

***    Distribution was less than .01 per share.

****   Amount was less than .001 per share.

***** Distribution was less than .001 per share.

#      From October 31, 2008 inception.

(a)   Annualized.

(z)   Per share figures are calculated using the Average Shares Method.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period.  Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet.  It lists the value of what the fund owns, is due and owes on the last day of the reporting period.  The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received.  The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid.  The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period.  The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding.  This statement is accompanied by a Schedule of Investments.  Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period.  The Statement of Net Assets includes a Schedule of Investments.  Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets.  Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets.  Paid in Capital is the money invested by shareholders and represents the bulk of net assets.  Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date.  Accumulated Realized Losses will appear as negative balances.  Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date -values.

Statement of Operations

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund.  Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund.  Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports.  Expense offsets (fees paid indirectly) are also shown.  Credits earned from offset arrangements are used to reduce the fund’s expenses.  This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods.  Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations.  The Distribution section shows the dividend and capital gain distributions made to shareholders.  The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes.  The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed.  The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods.  The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period.  Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value.  Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment.  Total distributions include distributions from net investment income and net realized gains.  Long-term gains are earned on securities held in the fund more than one year.  Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes.  The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets.  These expenses directly reduce returns to shareholders.  Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund.  Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio.

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information.  The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745,  by visiting the Calvert website at www.calvert.com;  or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Trustee and Officer Information Table

				# of Calvert Portfolios Overseen	Other Directorships
Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years
INDEPENDENT TRUSTEES/DIRECTORS
REBECCA L. ADAMSON AGE: 61	Trustee Director Director Director	1989 CSIF 2000 IMPACT 2000 CSIS 2005 CWVF	President of the national nonprofit, First People’s Worldwide, formerly First Nations Financial Project. Founded by her in 1980, First People’s Worldwide is the only American Indian alternative development institute in the country.	17	• Bay & Paul Foundation
RICHARD L. BAIRD, JR. AGE: 62	Trustee & Chair Director & Chair Director & Chair Director & Chair	1982 CSIF 2000 CSIS 2005 CWVF 2005 Impact	President and CEO of Adagio Health Inc. in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	29	None
JOHN G. GUFFEY, JR. AGE: 62	Director Trustee Director Director	1992 CWVF 1982 CSIF 2000 CSIS 2005 IMPACT	Treasurer and Director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003) and President of Aurora Press Inc., a privately held publisher of trade paperbacks.	29	• Ariel Funds (3) • Calvert Social Investment Foundation • Calvert Ventures, LLC
MILES DOUGLAS HARPER, III AGE: 47	Director Trustee Director Director	2000 Impact 2005 CSIF 2005 CSIS 2005 CWVF	Partner, Gainer Donnelly & Desroches (public accounting firm) since January 1999.	17	• Bridgeway Funds (14)

JOY V. JONES AGE:60	Director Trustee Director Director	2000 Impact 1990 CSIF 2000 CSIS 2005 CWVF	Attorney.	17	• Director, Conduit Street Restaurants Limited
TERRENCE J. MOLLNER, Ed.D. AGE: 65	Director Trustee Director Director	1992 CWVF 1982 CSIF 2000 CSIS 2005 IMPACT	Founder, Chairperson, and President of Trusteeship Institute, Inc., a diverse foundation known principally for its consultation to corporations converting to cooperative employee-ownership and the development of socially and spiritually responsible investment vehicles. Chairperson, Stakeholders Capital, Inc., an asset management firm and financial services provider in Amherst, MA.	17	• Calvert Social Investment Foundation • Ben & Jerry's Homemade, Inc. • ArtNOW, Inc. • Yourolivebranch.org
SYDNEY AMARA MORRIS AGE: 61	Trustee Director Director Director	1982 CSIF 2000 CSIS 2005 CWVF 2005 IMPACT	Rev. Morris currently serves as Parish Minister to the Keweenaw Unitarian Universalist Fellowship in Houghton, MI. Rev. Morris is a graduate of Harvard Divinity School. She currently chairs the Umbrian Universalist Committee on Socially Responsible Investing.	17	None

INTERESTED TRUSTEES/DIRECTORS
BARBARA J. KRUMSIEK AGE: 58	Director & President Trustee & Senior Vice President Director & Senior Vice President Director & President	1997 CWVF 1997 CSIF 2000 CSIS 2000 Impact	President, Chief Executive Officer and Chair of Calvert Group, Ltd.	51	• Calvert Social Investment Foundation • Pepco Holdings, Inc. • Acacia Life Insurance Company (Chair)
D. WAYNE SILBY, Esq. AGE: 62	Director Trustee & President Director & President Director	1992 CWVF 1982 CSIF 2000 CSIS 2000 Impact	Mr. Silby is the founding Chair of the Calvert Funds. He is the Chair-Elect and a principal of Syntao.com, a Beijing-based company promoting corporate social responsibility. He was an officer and director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003).	29	• UNIFI Mutual Holding Company • Calvert Social Investment Foundation • Giving Assets, Inc. • Studio School Fund • Syntao.com China • The Ice Organization
OFFICERS
KAREN BECKER AGE: 57	Chief Compliance Officer	2005	Chief Compliance Officer for the Calvert Funds. In March 2009, Ms. Becker also became Head of the Securities Operations Department for Calvert Asset Management Company, Inc.
SUSAN WALKER BENDER, Esq. AGE: 51	Assistant Vice-President & Assistant Secretary	1988 CSIF 2000 CSIS 1992 CWVF 2000 Impact	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
JENNIFER BERG AGE: 36	Assistant Fund Controller	2009	Fund Administration Manager for Calvert Group, Ltd.
THOMAS DAILEY AGE: 46	Vice President	2004	Vice President of Calvert Asset Management Company, Inc.

IVY WAFFORD DUKE, Esq. AGE: 42	Assistant Vice-President & Assistant Secretary	1996 CSIF 2000 CSIS 1996 CWVF 2000 Impact	Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Group, Ltd., and Chief Compliance Officer for Calvert Asset Management Company, Inc. and Calvert Distributors, Inc.
PATRICK FAUL AGE: 45	Vice President	2010

Vice President of Calvert Asset Management Company, Inc. (“CAMCO”) since 2008, and Head of Credit Research for CAMCO since 2009. Prior to 2009, Mr. Faul was Co-Head of Credit Research (2008) and a Senior Securities Analyst (prior to 2008) for CAMCO.

TRACI L. GOLDT AGE: 36	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 60	Vice President	2004	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA AGE: 45	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Group, Ltd.
LANCELOT A. KING, Esq. AGE: 40	Assistant Vice President & Assistant Secretary	2002	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
EDITH LILLIE AGE: 53	Assistant Secretary	2007	Assistant Secretary (since 2007) and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 47	Assistant Vice President & Assistant Secretary	2007	Assistant Vice President, Assistant Secretary, and Assistant Counsel Compliance of Calvert Group, Ltd.
JANE B. MAXWELL Esq. AGE: 58	Assistant Vice President & Assistant Secretary	2005	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd.

ANDREW K. NIEBLER, Esq. AGE: 43	Assistant Vice President & Assistant Secretary	2006	Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Group, Ltd.
CATHERINE P. ROY AGE: 54	Vice President	2004	Senior Vice President of Calvert Asset Management Company, Inc. and Chief Investment Officer – Fixed Income.
WILLIAM M. TARTIKOFF, Esq. AGE: 63	Vice President and Secretary	1990 CSIF 2000 CSIS 1992 CWVF 2000 Impact	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
NATALIE TRUNOW AGE: 42	Vice resident	2008

Senior Vice President of Calvert Asset Management Company, Inc., and Chief Investment Officer -Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

RONALD M. WOLFSHEIMER CPA AGE: 58	Treasurer	1982 CSIF 2000 CSIS 1992 CWVF 2000 Impact	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd.

MICHAEL V. YUHAS JR., CPA AGE: 49	Fund Controller	1999 CSIF 2000 CSIS 1999 CWVF 2000 Impact	Vice President of Calvert Administrative Services Company.

The address of Trustees/Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby’s address is 1715 18th Street, N.W., Washington, DC  20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund’s advisor and certain affiliates.  Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund’s advisor.

Additional information about the Fund’s Trustees/Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI at www.calvert.com, or by contacting your broker, or the Fund at 1-800-368-2745.

Calvert

social investment fund

Calvert’s

Family of Funds

Tax-Exempt Money
Market Funds

CTFR Money Market Portfolio

Taxable Money Market Funds

First Government Money Market Fund

CSIF Money Market Portfolio

Municipal Funds

Calvert Tax-Free Bond Fund

Taxable Bond Funds

CSIF Bond Portfolio

Income Fund

Short Duration Income Fund

Long-Term Income Fund

Ultra-Short Income Fund

Government Fund

Short-Term Government Fund

High Yield Bond Fund

Equity Funds

CSIF Enhanced Equity Portfolio

CSIF Equity Portfolio

Calvert Large Cap Growth Fund

Calvert Large Cap Value Fund

Calvert Social Index Fund

Capital Accumulation Fund

CWV International Equity Fund

New Vision Small Cap Fund

Small Cap Value Fund

Mid Cap Value Fund

Global Alternative Energy Fund

Global Water Fund

International Opportunities Fund

Balanced and Asset

Allocation Funds

CSIF Balanced Portfolio

Calvert Conservative Allocation Fund

Calvert Moderate Allocation Fund

Calvert Aggressive Allocation Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745 or visit www. calvert.com.

To Open an Account

800-368-2748

Yields and Prices

Calvert Information Network

(24 hours, 7 days a week)

800-368-2745

Service for Existing Account

Shareholders: 800-368-2745

Brokers: 800-368-2746

TDD for Hearing Impaired

800-541-1524

Branch Office

4550 Montgomery Avenue

Suite 1000 North

Bethesda, Maryland 20814

Registered, Certified

or Overnight Mail

Calvert Group

c/o BFDS,

330 West 9th Street

Kansas City, MO 64105

Web Site

www.calvert.com

Principal Underwriter

Calvert Distributors, Inc.

4550 Montgomery Avenue

Suite 1000 North

Bethesda, Maryland 20814

Calvert Asset

Allocation Funds

Conservative Allocation Fund

Moderate Allocation Fund

Aggressive Allocation Fund

Annual Report

September 30, 2010

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TABLE
OF CONTENTS

4      President’s Letter
7      SRI Update

9      Portfolio Management Discussion

18     Shareholder Expense Example

21     Report of Independent Registered Public Accounting Firm

22     Statements of Net Assets

25     Statements of Operations

26     Statements of Changes in Net Assets

31     Notes to Financial Statements

39     Financial Highlights

47     Explanation of Financial Tables

49     Proxy Voting and Availability of Quarterly Portfolio Holdings

50     Trustee and Officer Information Table

Dear Shareholder:

Over the 12-month reporting period, the U.S. financial markets and economy continued to recover, in fits and starts, from the “Great Recession.” As economic data vacillated between good and bad news on employment, housing trends, business strength, and consumer confidence, market volatility and investor sentiment also see-sawed.

During the winter, investors became less risk averse, pouring money into higher-yielding areas of the bond market as well as stocks, which reached 18-month highs in March. Later in the spring, however, investor sentiment took an abrupt turn as confidence in the global economic recovery waned and fears of a double-dip recession grew. Following a dismal August for the stock market, September saw a surge in stock prices lifted by strong corporate earnings reports and renewed investor interest in bargain-priced stocks. In the bond market, Treasury yields moved lower over the 12-month reporting period and corporate bonds generally performed well.

Economic Recovery Slow But on Track

Looking ahead, the pace of economic recovery has clearly slowed, causing Federal Reserve (Fed) Chairman Ben Bernanke to say that the Fed stands ready to use all of the tools at its disposal to reinvigorate the U.S. economy.  In our view, while the country faces sobering challenges related to the unemployment rate, high levels of government debt, and the stumbling housing market, we also see encouraging signs of economic recovery. Overall, companies have strong balance sheets and cash positions, have reported stronger-than-expected corporate earnings, and are investing in their businesses. Consumers are generally “deleveraging” by saving more and paying down their debt.  Financial reform is under way in the U.S. that may help reassure investors and stabilize the markets. Globally, central banks around the world are continuing to pursue extremely accommodative monetary policies to encourage economic recovery.

In this transitional environment, we believe that both the equity and fixed-income markets are likely to continue to be somewhat volatile. In our view, investment strategies that include sustainability criteria may be better positioned to weather these uncertainties and provide long-term value.

Markets Challenged, But Gain Ground

Despite the volatility over the course of the 12-month reporting period, domestic and international stocks had moved solidly ahead by the end of the period. U.S. stock indexes reported 12-month gains across all styles, strategies, and capitalization ranges. The large-cap Russell 1000 Index and the Standard & Poor’s 500 Index returned 10.75% and 10.16%, respectively. Mid-cap stocks were the top-performing category, with the Russell Midcap Index up 17.54%, while the small-cap Russell 2000 Index rose 13.35%. In terms of style, growth stocks moderately outpaced value stocks. On the international front, the MSCI EAFE Investable Market Index (IMI), a benchmark for international stocks, edged up 4.23%, and the MSCI Emerging Markets IMI was up 21.97%.

In the fixed-income markets, the Barclays Capital U.S. Credit Index, a market barometer for investment-grade bonds, was up 11.67%. In line with the Fed’s federal funds rate target of  0% to 0.25%, money market returns remained very low.

The Gulf of Mexico Oil Spill and the Extractives Industry

In the wake of the April 20 oil spill in the Gulf of Mexico, Americans have continued to grapple with the devastation caused by the spill and its long-term environmental, societal, and economic implications. Calvert shares the concern and the frustration felt by the millions of people affected by this tragedy.

Following the spill, Calvert met with BP officials, urging BP not only to clean up the current spill, but also to implement stronger safety and process management standards for its contractors. We are also evaluating how our advocacy objectives with deepwater oil-drilling companies may help prevent such disasters in the future.

In terms of extraction methodologies, Calvert has long recognized that as readily accessible supplies of oil and gas dry up, companies may be forced to seek mineral resources in countries with poor governance, weak rule of law, and high levels of corruption. Accordingly, over the past two years, we have been a leading advocate for transparency requirements for extractive industries. In July, the U.S. Congress passed legislation requiring companies to disclose payments that they make to the U.S. or foreign governments for the purpose of commercial development of oil, natural gas, or minerals. We believe this legislation is a milestone toward helping advance environmental sustainability in this industry.

In our view, the oil spill also underlines the urgency for expanded investment—with greater federal incentives—in alternative energy sources.

Financial Reform Under Way

Looking ahead, long-awaited financial reform is under way with Congressional passage of the largest financial reform bill since the Great Depression. The Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act) is designed to address inadequate regulation of Wall Street firms and the type of unrestrained environment that contributed to the credit crisis of 2008 and the ensuing global market meltdown. The Dodd-Frank Act seeks to establish strong consumer protections, shield taxpayers from future corporate bailouts, shine a light on the “shadow markets” and derivatives trading, and expand the role of shareholders in corporate governance. While these goals are laudable, the impact of the Dodd-Frank Act on the financial industry—and ultimately its ability to prevent another financial crisis—must stand the test of time.

As the Obama administration and Congress work to implement key financial reforms, we believe that over time these efforts may work to redress some systemic imbalances in the financial system and provide additional stability to the economy and markets.

Review Your Portfolio Allocations

In our view, the financial markets are likely to be in transition for some time as the government tackles financial reform, the global economy continues to recover, and political elections in the U.S. impact a variety of government policies. Now may be an opportune time to review your overall investment strategy and portfolio allocations with your financial advisor. Check to ensure that your target mix of U.S. and international stocks, bonds, and cash is well-diversified and appropriate given your investment goals, stage of life, and attitude toward risk.

For up-to-date economic and market commentary from Calvert professionals, along with information on current Calvert sustainability initiatives, please visit our website,
www.calvert.com.

As always, we appreciate your investing with Calvert.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
October 2010

SRi

Update

from the Calvert Sustainability Research Department

As the fallout from the financial crisis continues to prove, responsible management of environmental, social, and governance (ESG) factors isn’t just “nice to do”—it’s essential to keeping our companies and our economy healthy and strong. Therefore, Calvert continues to work hard to ensure that you have a say in charting new paths to a more prosperous future.

Shareholder Advocacy

For the 2010 proxy season, Calvert filed a record 45 resolutions—including 30 as the lead filer. Issues covered by the resolutions focused on climate change, board and employee diversity, executive compensation, sustainability reporting, and political contributions. Thus far, we have negotiated 31 successful withdrawals after the companies have agreed to address our objectives.

The resolutions featured two new issues this year—climate change adaptation and board chair independence. Our resolutions on the first topic  asked Kroger and Dover Corporation to report on how each plans to assess and manage the business impacts of climate change. Dover management agreed, so the resolution was successfully withdrawn. At Kroger, the resolution received strong support with 40% of shareholders voting in favor of it.

The second new issue recommended that Chesapeake Energy and Eaton Corporation separate the Board of Directors Chair and CEO positions to strengthen the Board’s oversight of company management and accountability to shareholders (which is emerging as a corporate governance best practice). Both resolutions were successfully withdrawn after management agreed to appoint a Lead Independent Director.

Community Investments

Many of our Funds participate in Calvert’s High Social Impact Investing program, which is administered through the Calvert Social Investment Foundation. This community investment program may allocate a small percentage of Fund assets at below-market interest rates to investments that provide economic opportunity for struggling populations.1

The Foundation recently launched its Green Strategies to Fight Poverty™  investment initiative, which allows investors to target their Community Investment Note investments to organizations and projects that both fight poverty and protect the environment.

Special Equities

A modest but important portion of certain funds is allocated to small private companies that are developing products or services that address important sustainability or environmental issues.  CSIF Equity Portfolio has invested in Marrone Bio Innovations, which uses bio-based systems to control pests and weeds and recently received emergency-use approval from the EPA to sell its new invasive mussel control system in certain areas of the western U.S. The company also submitted a second organic herbicide product, for use on both organic and industrial farms, for approval to the EPA.

Calvert Large Cap Growth Fund invested in the Berkeley Renewable Energy Asia Fund, which brings power to areas of the world without access to a central power grid. Led by a management team with a long history in the industry, Berkeley mitigates construction risk by helping communities build the plants and then selling them to a service provider once they’re up and running.2

1   As of September 30, 2010, Calvert Social Investment Foundation Community Investment Notes represented the following percentages of Fund net assets: Calvert Social Investment Fund (CSIF) Balanced Portfolio 0.94%, CSIF Bond Portfolio 0.34%, CSIF Equity Portfolio 0.52%, Calvert Capital Accumulation Fund 1.29%, Calvert World Values International Equity Fund 1.19%, Calvert New Vision Small Cap Fund 0.78%, and Calvert Large Cap Growth Fund 0.56%. The Calvert Social Investment Foundation is a 501(c)(3) nonprofit organization. The Foundation’s Community Investment Note Program is not a mutual fund and should not be confused with any Calvert Group-sponsored investment product.

2   As of September 30, 2010, Marrone Bio Innovations represented 0.05% of CSIF Equity Portfolio; Berkeley Renewable Energy Asia Fund represented 0.002% of Calvert Large Cap Growth Fund. All holdings are subject to change without notice.

As of September 30, 2010, the following companies represented the following percentages of Fund net assets:

Kroger represented 0% of all Calvert SRI funds. Dover Corporation represented 0.15% of Calvert Social Index

Fund. Chesapeake Energy represented 0.22% of CSIF Balanced Portfolio, 0.79% of CSIF Bond Portfolio,

and 0.22% of Calvert Social Index Fund. Eaton Corporation represented 0.52% of CSIF Enhanced Equity

Portfolio and 0.20% of Calvert Social Index Fund. All holdings are subject to change without notice.

calvert Conservative
allocation fund

September 30, 2010

Asset Allocation	% of total investments
Domestic Equity Mutual Funds	23%
International and Global Equity Mutual Funds	8%
Fixed Income Mutual Funds	69%
Total	100%

Investment	6 Months	12 Months
Performance	Ended	Ended
(TOTAL RETURN AT NAV*)	9/30/10	9/30/10
Class A	3.33%	8.69%
Class C	2.68%	7.39%
Barclays Capital U.S. Credit Index**	8.07%	11.67%
Conservative Allocation Composite Index**	4.69%	9.76%
Lipper Mixed-Asset Target Alloc. Cons. Funds Avg	3.48%	9.35%

Portfolio Management Discussion

Natalie A. Trunow,
Senior Vice President,
Chief Investment Officer -- Equities, Calvert Asset Management Company

Performance

The Calvert Asset Allocation Funds underperformed for the 12-month period ended September 30, 2010. Here are the results relative to their benchmarks:

Calvert Conservative Allocation Fund Class A shares (at NAV) returned 8.69% during the period, underperforming its benchmark, the Barclays Capital U.S. Credit Index, which returned 11.67% for the period. The Fund invests in both stocks and bonds through investments in a variety of Calvert mutual funds. A blended return from a mix of market indexes,1 which more closely reflects how Calvert manages the Fund, returned 9.76%.

Calvert Moderate Allocation Fund Class A shares (at NAV) returned 7.76% during the period, underperforming its benchmark, the Russell 3000 Index, which returned 10.96% for the period. The Fund invests in both stocks and bonds through investments in a variety of Calvert mutual funds. A blended return from a mix of market indexes,2 which more closely reflects how Calvert manages the Fund, returned 9.42%.

*   Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 4.75% front-end sales charge or any deferred sales charge.

**             In December 2009 the Fund changed its broad-based benchmark to the Barclays Capital U.S. Credit Index from the Conservative Allocation Composite Index, in order to adopt an index that is not  blended. The Fund also continues to show the Conservative Allocation Composite Index because it is more consistent with the Fund's portfolio construction process and represents a  more accurate reflection of the Fund's anticipated risk and return patterns.

calvert Moderate
allocation Fund

September 30, 2010

Asset Allocation	% of total investments
Domestic Equity Mutual Funds	47%
International and Global Equity Mutual Funds	19%
Fixed Income Mutual Funds	34%
Total	100%

Investment	6 Months	12 Months
Performance	Ended	Ended
(TOTAL RETURN AT NAV*)	9/30/10	9/30/10
Class A	1.00%	7.76%
Class C	0.62%	6.95%
Class I	1.25%	8.29%
Russell 3000 Index**	-1.10%	10.96%
Moderate Allocation Composite Index**	2.08%	9.42%
Lipper Mixed-Asset Target Alloc. Growth Funds Avg	1.20%	9.34%

calvert Aggressive
allocation Fund

September 30, 2010

Asset Allocation	% of total investments
Domestic Equity Mutual Funds	65%
International and Global Equity Mutual Funds	26%
Fixed Income Mutual Funds	9%
Total	100%

Investment	6 Months	12 Months
Performance	Ended	Ended
(TOTAL RETURN AT NAV*)	9/30/10	9/30/10
Class A	-0.36%	7.61%
Class C	-1.05%	6.14%
Class I	-0.21%	7.83%
Russell 3000 Index***	-1.10%	10.96%
Aggressive Allocation Composite Index***	0.35%	9.28%
Lipper Multi-Cap Core Funds Avg	-1.03%	9.95%

*   Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 4.75% front-end sales charge or any deferred sales charge.

**  In December 2009 the Fund changed its broad-based benchmark to the Russell 3000 Index from the Moderate Allocation Composite Index, in order to adopt an index that is not blended. The Fund also continues to show the Moderate Allocation Composite Index because it is more consistent with the Fund's portfolio construction process and represents a more accurate reflection of the Fund's anticipated risk and return patterns.

***            In December 2009 the Fund charged its broad-based benchmark to the Russell 3000 Index from the Aggressive Allocation Composite Index, in order to adopt an index that is not blended. The Fund also continues to show the Aggressive Allocation Composite Index because it is more consistent with the Fund's portfolio construction process and represents a more accurate reflection of the Fund's anticipated risk and return patterns.

Calvert Aggressive Allocation Fund Class A shares (at NAV) returned 7.61% during the period, underperforming its benchmark, the Russell 3000 Index, which returned 10.96% for the period. The Fund invests in both stocks and bonds through investments in a variety of Calvert mutual funds. A blended return from a mix of market indexes,3 which more closely reflects how  Calvert manages the Fund, returned 9.28%.

Investment Climate

After a year of uncertainty about global economic recovery, markets worldwide ended the reporting period in positive territory. In the U.S., the Standard & Poor's 500 and Russell 1000 Indices returned 10.16% and 10.75%, respectively. Abroad, the Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE) rose 3.71% and the MSCI Emerging Markets Index gained 4.23%.

In general, growth stocks outperformed value stocks, as the Russell 1000 Growth Index outperformed the Russell 1000 Value Index with a return of 12.65% versus 8.90%.  Mid-cap stocks were the best-performing domestic asset class for the year with a return of 17.54%, besting both large-cap stocks and the small-cap stocks of the Russell 2000 Index, which returned 13.35%.

Overall, markets have largely built on the rally that started in early March 2009 as investors fluctuated between optimism and uncertainty about the sustainability of an economic recovery, including fears of a double-dip recession. However, we saw some market disruption, particularly sharp sell-offs in the second quarter of 2010, as the uncertainty escalated, causing the re-pricing of risk in both equity and fixed-income assets.

Dramatic downgrades in the sovereign creditworthiness of Greece, Spain, and Dubai  rattled global financial markets in the spring of 2010--leading many to question the overall strength of the euro-zone's economic recovery. In response, several European Union countries implemented austerity programs to slash their budget deficits and slow economic growth, and a new set of rules to toughen European banks’ capital and liquidity requirements was introduced.

China had some success with its attempt to engineer a soft landing for its overheated economy, which should improve global growth prospects--especially since it is now the world’s second-largest economy, eclipsing Japan in the second quarter of 2010, according to gross domestic product (GDP) data.

In the U.S., economic news throughout the period suggested a slow and sometimes uneven recovery was underway.  GDP growth in the fourth quarter of 2009 turned positive for the first time since the second quarter of 2008, largely due to government stimulus efforts designed to increase consumer spending and inventory rebuilding. However, economic recovery in the second half of 2010 has been slower than most original forecasts, with early estimates of 2.4% for the second quarter of 2010 lowered to 1.7%.

Several conflicting trends have contributed to this slowdown. On the positive side, corporations have reported higher-than-expected earnings this year. Corporate sector strength also continues to boost company balance sheets and cash flow, fueling strong merger and acquisition (M&A) activity.  Unfortunately, while M&A activity benefits many of the businesses involved and their stock prices,  the net outcome is usually a reduction in the workforce, which exacerbates the already high unemployment rate.

The housing market improved for a time as home prices stabilized and purchases increased, but fell again after the first-time homebuyer credit expired. Depressed home prices and shrinking home equity, not to mention the uncertainties in the foreclosure process, weighed on consumers' shaky confidence. Since consumer spending makes up 75% of the economy, recovery will remain slow until consumers become more comfortable. In the meantime, consumers continued to take on less debt, spend less, and save more.

Budget deficit levels are at unprecedented highs and remain a risk area. Despite the positive inflation numbers, the Federal Reserve (Fed) has maintained its commitment to keep interest rates low and away from deflationary territory.

Portfolio Strategy

Calvert Conservative Allocation Fund underperformed the Barclays Capital U.S. Credit Index due to the poor relative returns of CSIF Bond Portfolio and the Fund’s normal 30% allocation to U.S. and international stocks. It also underperformed relative to a blend of indices that reflects the long-term allocation strategy of the Fund.  Again, this was primarily due to the poor performance of CSIF Bond Portfolio relative to its specific benchmark, the Barclays Capital U.S. Credit Index.

Despite its exposure to the better-performing bond market, Calvert Moderate Allocation Fund underperformed its benchmark, the Russell 3000 Index, as well.  The poor relative performance of international equities in general and CSIF Bond Portfolio specifically accounted for the Fund’s underperformance relative to its official benchmark.

calvert
conservative
allocation fund

September 30, 2010

Average Annual Total Returns

Class A Shares	(with max. load)
One year	3.55%
Five year	2.62%
Since inception (4/29/2005)	3.03%

Class C Shares	(with max. load)
One year	6.32%
Five year	2.25%
Since inception (4/29/2005)	2.61%

Growth of $10,000

The graph below shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds without 10-year records). The results shown are for Classes A and C shares and reflect the deduction of the maximum front-end Class A sales charge of 4.75%, or deferred sales charge, as applicable and assume the reinvestment of dividends.  The result is compared with benchmarks that include a broad based market index and a Lipper peer group average.  Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges.  The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.

* In December 2009 the Fund changed its broad-based benchmark to the Barclays Capital U.S. Credit Index from the Conservative Allocation Composite Index, in order to adopt an index that is not blended. The Fund also continues to show the Conservative Allocation Composite Index because it is more consistent with the Fund's portfolio construction process and represents a more accurate reflection of the Fund's anticipated risk and return patterns.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s/Portfolio’s distributions or the redemption of the Fund/Portfolio shares.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com.  The gross expense ratio from the current prospectus for Class A shares is 1.65%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers.  Performance data quoted already reflects the deduction of the Fund’s/Portfolio’s operating expenses.

Calvert moderate
allocation fund

September 30, 2010

Average Annual Total Returns
Class A Shares	(with max. load)
One year	2.61%
Five year	0.41%
Since inception (4/29/2005)	1.45%

Class C Shares	(with max. load)
One year	5.88%
Five year	0.58%
Since inception (4/29/2005)	1.50%

Class I Shares*
One year	8.29%
Five year	1.68%
Since inception (4/29/2005)	2.63%

*   The Calvert Moderate Allocation Fund first offered Class I shares beginning on January 31, 2008. Performance results for Class I prior to January 31, 2008 reflect the performance of Class A shares at net asset value (NAV). Actual Class I share performance would have been higher due to class specific expenses.

The Fund also underperformed when compared to a blend of indices that reflects the long-term allocation strategy of the Fund. Again, this was due to the poor performance of CSIF Bond Portfolio relative to its specific benchmark, the Barclays Capital U.S. Credit Index, and the poor performance of two of the Fund’s international equity holdings, Calvert World Values International Equity Fund and Calvert Global Alternative Energy Fund, both of which fell short of the MSCI EAFE Investable Market Index's return for the period.

Calvert Aggressive Allocation Fund also underperformed its benchmark, the Russell 3000 Index, despite a small exposure to the better-performing bond market. The poor relative performance of international equities in general accounted for this relative underperformance.

The Fund also underperformed when compared to a blend of indices that reflects the long-term allocation strategy of the Fund.  This was largely due to the poor performance of two of the Fund’s international equity holdings, Calvert World Values International Equity Fund and Calvert Global Alternative Energy Fund, both of which underperformed the MSCI EAFE Investable Market Index.

Outlook

We believe that, given relative valuations and capital flows, the sharp outperformance of bonds versus equities over the past several months is bound to reverse, with equities likely outperforming bonds over the next six to 18 months. In September, equity markets looked more attractive relative to bonds than they have since 1993 (except for the market bottom in March of 2009), with 10-year Treasuries yielding 2.51% versus the Dow Jones Industrial Average’s dividend yield of 2.6%, and an attractive forward price/earnings multiple of 12.2.

Growth of $10,000

The graph below shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds without 10-year records). The results shown are for Classes A and C shares and reflect the deduction of the maximum front-end Class A sales charge of 4.75%, or deferred sales charge, as applicable and assume the reinvestment of dividends.  The result is compared with benchmarks that include a broad based market index and a Lipper peer group average.  Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges.  The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.

* In December 2009 the Fund changed its broad-based benchmark to the Barclays Capital U.S. Credit Index from the Conservative Allocation Composite Index, in order to adopt an index that is not blended. The Fund also continues to show the Conservative Allocation Composite Index because it is more consistent with the Fund's portfolio construction process and represents a more accurate reflection of the Fund's anticipated risk and return patterns.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s/Portfolio’s distributions or the redemption of the Fund/Portfolio shares.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com.  The gross expense ratio from the current prospectus for Class A shares is 1.58%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers.  Performance data quoted already reflects the deduction of the Fund’s/Portfolio’s operating expenses.

calvert Aggressive
allocation fund
Statistics

September 30, 2010

Average Annual Total Returns

Class A Shares	(with max. load)
One year	2.50%
Five year	-1.02%
Since inception (6/30/2005)	-0.21%

Class C Shares	(with max. load)
One year	5.14%
Five year	-1.37%
Since inception (6/30/2005)	-0.58%

Class I Shares*
One year	7.83%
Five year	0.06%
Since inception (6/30/2005)	0.83%

* The Calvert Aggressive Allocation Fund first offered Class I shares beginning on January 31, 2008. Performance results for Class I prior to January 31, 2008 reflect the performance of Class A shares at net asset value (NAV). Actual Class I share performance would have been higher due to class specific expenses.

The economy has slowed, but sustained economic recovery continues. As we have said in the past, we don’t believe negative GDP growth is likely, which would constitute a double-dip recession. While we anticipate a somewhat more challenged earnings environment later this year, we believe that corporate sector strength is likely to persist and continue to support the overall economic recovery. Overall, our outlook continues to call for a slow, gradual pace to the economic recovery and a generally positive environment for stock picking, barring any major geopolitical calamities.

October 2010

1. For Calvert Conservative Allocation Composite Index: 60% Barclays Capital U.S. Credit Index, 22% Russell 3000 Index, 8% MSCI EAFE IMI, 10% Barclays Capital 3-month T-Bill Bellwether Index.

2. For Calvert Moderate Allocation Composite Index: 30% Barclays Capital U.S. Credit Index, 47% Russell 3000 Index, 18% MSCI EAFE IMI, 5% Barclays Capital 3-month T-Bill Bellwether Index.

3. For Calvert Aggressive Allocation Composite Index: 10% Barclays Capital U.S. Credit Index, 64% Russell 3000 Index, 26% MSCI EAFE IMI.

Growth of $10,000

The graph below shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds without 10-year records). The results shown are for Classes A and C shares and reflect the deduction of the maximum front-end Class A sales charge of 4.75%, or deferred sales charge, as applicable and assume the reinvestment of dividends.  The result is compared with benchmarks that include a broad based market index and a Lipper peer group average.  Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges.  The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.

*   In December 2009 the Fund charged its broad-based benchmark to the Russell 3000 Index from the Aggressive Allocation Composite Index, in order to adopt an index that is not blended. The Fund also continues to show the Aggressive Allocation Composite Index because it is more consistent with the Fund's portfolio construction process and represents a more accurate reflection of the Fund's anticipated risk and return patterns.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s/Portfolio’s distributions or the redemption of the Fund/Portfolio shares.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com.  The gross expense ratio from the current prospectus for Class A shares is 1.91%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers.  Performance data quoted already reflects the deduction of the Fund’s/Portfolio’s operating expenses.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2010 to September 30, 2010).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. In addition, each Fund, as a shareholder in underlying Calvert funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Calvert funds. These fees and expenses are not included in each Fund’s annualized expense ratio used to calculate the expense estimates in the table below. If they were, the estimate of expense you paid during the period would be higher, and your ending account value lower.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, each Fund, as a shareholder in underlying Calvert funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Calvert funds. These fees and expenses are not included in each Fund’s annualized expense ratio used to calculate the expense estimates in the table below. If they were, the estimate of expense you paid during the period would be higher, and your ending account value lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
Conservative	4/1/10	9/30/10	4/1/10 - 9/30/10

Class A
Actual	$1,000.00	$1,033.30	$2.24
Hypothetical	$1,000.00	$1,022.86	$2.23
(5% return per
year before expenses)

Class C
Actual	$1,000.00	$1,026.80	$8.31
Hypothetical	$1,000.00	$1,016.87	$8.27
(5% return per
year before expenses)

*Expenses for Conservative are equal to the annualized expense ratios of .44% and 1.64% for Class A and Class C respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The fees and expenses of the underlying Calvert funds in which the Fund invests are not included in the annualized expense ratios.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
Moderate	4/1/10	9/30/10	4/1/10 - 9/30/10

Class A
Actual	$1,000.00	$1,010.00	$3.72
Hypothetical	$1,000.00	$1,021.36	$3.75
(5% return per
year before expenses)

Class C
Actual	$1,000.00	$1,006.20	$7.52
Hypothetical	$1,000.00	$1,017.57	$7.56
(5% return per
year before expenses)

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
Moderate	4/1/10	9/30/10	4/1/10 - 9/30/10

Class I
Actual	$1,000.00	$1012.50	$1.16
Hypothetical	$1,000.00	$1,023.92	$1.17
(5% return per
year before expenses)

*Expenses for Moderate are equal to the annualized expense ratios of .74%, 1.49% and .23% for Class A, Class C and Class I respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The fees and expenses of the underlying Calvert funds in which the Fund invests are not included in the annualized expense ratios.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
Aggressive	4/1/10	9/30/10	4/1/10 - 9/30/10

Class A
Actual	$1,000.00	$996.40	$2.15
Hypothetical	$1,000.00	$1,022.91	$2.18
(5% return per
year before expenses)

Class C
Actual	$1,000.00	$989.50	$8.72
Hypothetical	$1,000.00	$1,016.31	$8.83
(5% return per
year before expenses)

Class I
Actual	$1,000.00	$997.90	$1.15
Hypothetical	$1,000.00	$1,023.92	$1.17
(5% return per
year before expenses)

*Expenses for Aggressive are equal to the annualized expense ratios of .43%, 1.75% and .23% for Class A, Class C and Class I respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The fees and expenses of the underlying Calvert funds in which the Fund invests are not included in the annualized expense ratios.

report of independent registered public accounting firm

The Board of Trustees of Calvert Social Investment Fund and Shareholders of the Calvert Allocation Funds:

We have audited the accompanying statements of net assets of the Calvert Conservative Allocation Fund, Calvert Moderate Allocation Fund, and Calvert Aggressive Allocation Fund (collectively the Funds), each a series of the Calvert Social Investment Fund, as of September 30, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended.  These financial statements and financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2010, by correspondence with custodians and brokers or other appropriate auditing procedures.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Conservative Allocation Fund, Calvert Moderate Allocation Fund, and Calvert Aggressive Allocation Fund as of September 30, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/KPMG LLP
Philadelphia, Pennsylvania
November 24, 2010

CONSERVATIVE ALLOCATION FUND
STATEMENT OF NET ASSETS
September 30, 2010

Mutual Funds - 100.1%	Shares	Value
Calvert Impact Fund, Inc.:
Calvert Large Cap Growth Fund, Class I	47,975	$1,294,849
Calvert Mid Cap Value Fund, Class I	51,328	845,891
Calvert Small Cap Value Fund, Class I*	25,518	411,857
Calvert Social Index Series, Inc.:
Calvert Social Index Fund, Class I	160,620	1,710,598
Calvert Social Investment Fund:
Bond Portfolio, Class I**	1,760,824	28,208,398
Enhanced Equity Portfolio, Class I	221,569	3,387,795
Equity Portfolio, Class I	37,467	1,298,616
Calvert World Values Fund, Inc.:
Calvert Capital Accumulation Fund, Class I*	16,922	449,956
International Equity Fund, Class I	228,163	3,379,087

Total Mutual Funds (Cost $38,740,586)		40,987,047

TOTAL INVESTMENTS (Cost $38,740,586) - 100.1%		40,987,047
Other assets and liabilities, net - (0.1%)		(30,028)
Net Assets - 100%		$40,957,019

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 2,146,278 shares outstanding		$32,128,719
Class C: 555,933 shares outstanding		8,244,330
Undistributed net investment income		10,496
Accumulated net realized gain (loss) on investments		(1,672,987)
Net unrealized appreciation (depreciation) on investments		2,246,461

Net Assets		$40,957,019

Net Asset Value Per Share
Class A (based on net assets of $32,564,508)		$15.17
Class C (based on net assets of $8,392,511)		$15.10

* Non-income producing security.

**The Fund’s investment in the Calvert Social Investment Fund Bond Portfolio, Class I represents 69% of the Fund’s total investments. The Calvert Conservative Allocation Fund seeks current income and capital appreciation, consistent with the preservation of capital. For further financial information, available upon request at no charge, on the Calvert Social Investment Fund Bond Portfolio please go to the U.S. Securities and Exchange Commission’s website at http://www.sec.gov or call 1-800-368-2745.

See notes to financial statements.

MODERATE ALLOCATION FUND

STATEMENT OF NET ASSETS

september 30, 2010

Mutual Funds - 100.1%	Shares	Value
Calvert Impact Fund, Inc.:
Calvert Global Alternative Energy Fund, Class I*	269,412	$2,246,894
Calvert Large Cap Growth Fund, Class I	396,646	10,705,466
Calvert Mid Cap Value Fund, Class I	220,378	3,631,829
Calvert Small Cap Value Fund, Class I*	218,457	3,525,891
Calvert Social Index Series, Inc.:
Calvert Social Index Fund, Class I	437,504	4,659,419
Calvert Social Investment Fund:
Bond Portfolio, Class I	2,431,578	38,953,884
Enhanced Equity Portfolio, Class I	1,085,635	16,599,366
Equity Portfolio, Class I	343,941	11,920,984
Calvert World Values Fund, Inc.:
Calvert Capital Accumulation Fund, Class I*	48,572	1,291,531
Calvert International Opportunities Fund, Class I	192,483	2,342,514
International Equity Fund, Class I	1,103,071	16,336,488
The Calvert Fund:
Calvert New Vision Small Cap Fund, Class I*	244,424	3,485,488

Total Mutual Funds (Cost $120,510,570)		115,699,754

TOTAL INVESTMENTS (Cost $120,510,570) - 100.1%		115,699,754
Other assets and liabilities, net - (0.1%)		(112,107)
Net Assets - 100%		$115,587,647

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 6,247,250 shares outstanding		$101,460,271
Class C: 1,425,944 shares outstanding		22,786,069
Class I: 120,034 shares outstanding		1,787,314
Undistributed net investment income		14,110
Accumulated net realized gain (loss) on investments		(5,649,301)
Net unrealized appreciation (depreciation) on investments		(4,810,816)

Net Assets		$115,587,647

Net Asset Value Per Share
Class A (based on net assets of $92,913,249)		$14.87
Class C (based on net assets of $20,883,291)		$14.65
Class I (based on net assets of $1,791,107)		$14.92

* Non-income producing security.

See notes to financial statements.

Aggressive Allocation Fund

statement of net assets

september 30, 2010

Mutual Funds - 100.1%	Shares	Value
Calvert Impact Fund, Inc.:
Calvert Global Alternative Energy Fund, Class I*	209,639	$1,748,388
Calvert Large Cap Growth Fund, Class I	248,764	6,714,133
Calvert Mid Cap Value Fund, Class I	146,773	2,418,819
Calvert Small Cap Value Fund, Class I*	229,201	3,699,304
Calvert Social Index Series, Inc.:
Calvert Social Index Fund, Class I	229,621	2,445,464
Calvert Social Investment Fund:
Bond Portfolio, Class I	356,920	5,717,866
Enhanced Equity Portfolio, Class I	688,570	10,528,238
Equity Portfolio, Class I	249,034	8,631,523
Calvert World Values Fund, Inc.:
Calvert Capital Accumulation Fund, Class I*	38,291	1,018,145
Calvert International Opportunities Fund, Class I	151,034	1,838,086
International Equity Fund, Class I	805,826	11,934,276
The Calvert Fund:
Calvert New Vision Small Cap Fund, Class I*	255,931	3,649,573

Total Mutual Funds (Cost $67,084,623)		60,343,815

TOTAL INVESTMENTS (Cost $67,084,623) - 100.1%		60,343,815
Other assets and liabilities, net - (0.1%)		(36,817)
Net Assets - 100%		$60,306,998

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 3,738,538 shares outstanding		$61,023,519
Class C: 619,970 shares outstanding		9,412,530
Class I: 63.63 shares outstanding		1,045
Accumulated net realized gain (loss) on investments		(3,389,288)
Net unrealized appreciation (depreciation) on investments		(6,740,808)

Net Assets		$60,306,998

Net Asset Value Per Share
Class A (based on net assets of $52,131,876)		$13.94
Class C (based on net assets of $8,174,231)		$13.18
Class I (based on net assets of $891)		$14.00

*Non-income producing security.

See notes to financial statements.

Statements of Operations
year Ended september 30, 2010

	Conservative	Moderate	Aggressive
	Allocation	Allocation	Allocation
Net Investment Income	Fund	Fund	Fund
Investment Income:
Dividend income	$984,321	$1,944,676	$623,690
Total investment income	984,321	1,944,676	623,690
Expenses:
Transfer agency fees and expenses	79,564	226,487	172,285
Administrative fees	52,637	160,565	85,308
Distribution Plan expenses:
Class A	69,798	215,542	122,287
Class C	71,723	192,811	79,565
Trustees' fees and expenses	4,458	13,261	7,009
Registration fees	24,288	37,606	35,524
Reports to shareholders	11,320	43,651	32,495
Professional fees	20,357	24,322	21,626
Accounting fees	34,464	40,992	41,000
Miscellaneous	2,115	5,496	3,803
Total expenses	370,724	960,733	600,902
Reimbursement from Advisor:
Class A	(127,523)	—	(237,953)
Class C	—	—	—
Class I	—	(12,265)	(11,501)
Net expenses	243,201	948,468	351,448

Net Investment Income	741,120	996,208	272,242

Realized and Unrealized
Gain (Loss) on Investments
Net realized gain (loss)	(385,951)	(1,170,179)	(1,323,550)
Change in unrealized appreciation (depreciation)	2,504,779	7,924,482	5,062,653

Net Realized and Unrealized
Gain (Loss) on Investments	2,118,828	6,754,303	3,739,103

Increase (Decrease) in Net Assets
Resulting From Operations	$2,859,948	$7,750,511	$4,011,345

See notes to financial statements.

conservative Allocation Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets	2010	2009
Operations:
Net investment income	$741,120	$726,193
Net realized gain (loss)	(385,951)	(1,192,748)
Change in unrealized appreciation (depreciation)	2,504,779	1,825,314

Increase (Decrease) in Net Assets
Resulting From Operations	2,859,948	1,358,759

Distributions to shareholders from:
Net investment income:
Class A shares	(656,513)	(636,240)
Class C shares	(78,949)	(87,529)
Net realized gain:
Class A shares	—	(238,077)
Class C shares	—	(57,126)
Total distributions	(735,462)	(1,018,972)

Capital share transactions:
Shares sold:
Class A shares	11,882,987	9,457,967
Class C shares	3,632,683	2,374,257
Reinvestment of distributions:
Class A shares	621,525	806,999
Class C shares	63,679	121,116
Redemption fees:
Class A shares	828	1,196
Class C shares	12	516
Shares redeemed:
Class A shares	(4,932,114)	(4,790,793)
Class C shares	(1,483,747)	(1,223,383)
Total capital share transactions	9,785,853	6,747,875

Total Increase (Decrease) in Net Assets	11,910,339	7,087,662

Net Assets
Beginning of year	29,046,680	21,959,018
End of year (including undistributed net
investment income of $10,496 and 4,838, respectively)	$40,957,019	$29,046,680

Capital Share Activity
Shares sold:
Class A shares	809,864	731,890
Class C shares	249,259	184,546
Reinvestment of distributions:
Class A shares	42,444	63,321
Class C shares	4,396	9,655
Shares redeemed:
Class A shares	(336,498)	(373,838)
Class C shares	(101,602)	(95,309)
Total capital share activity	667,863	520,265

See notes to financial statements.

moderate allocation Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets	2010	2009
Operations:
Net investment income	$996,208	$1,370,369
Net realized gain (loss)	(1,170,179)	(4,288,304)
Change in unrealized appreciation (depreciation)	7,924,482	2,559,144

Increase (Decrease) in Net Assets
Resulting From Operations	7,750,511	(358,791)

Distributions to shareholders from:
Net investment income:
Class A shares	(848,373)	(1,164,849)
Class C shares	(123,248)	(183,064)
Class I shares	(19,899)	(19,530)
Net realized gain:
Class A shares	—	(1,932,032)
Class C shares	—	(440,213)
Class I shares	—	(24,825)
Total distributions	(991,520)	(3,764,513)

Capital share transactions:
Shares sold:
Class A shares	21,283,912	16,316,969
Class C shares	5,340,143	3,565,253
Class I shares	824,403	—
Reinvestment of distributions:
Class A shares	802,909	2,922,993
Class C shares	103,495	519,829
Class I shares	19,899	44,355
Redemption fees:
Class A shares	545	656
Class C shares	1,285	6
Shares redeemed:
Class A shares	(12,481,452)	(13,102,429)
Class C shares	(3,304,227)	(2,569,222)
Class I shares	(76,535)	(27,052)
Total capital share transactions	12,514,377	7,671,358

Total Increase (Decrease) in Net Assets	19,273,368	3,548,054

Net Assets
Beginning of year	96,314,279	92,766,225
End of year (including undistributed net
investment income of $14,110 and $9,422, respectively)	$115,587,647	$96,314,279

See notes to financial statements.

moderate allocation Fund
Statements of Changes in Net Assets

	Year Ended	Year Ended
	September 30,	September 30,
Capital Share Activity	2010	2009
Shares sold:
Class A shares	1,483,778	1,359,144
Class C shares	377,822	299,081
Class I shares	57,656	—
Reinvestment of distributions:
Class A shares	56,169	255,288
Class C shares	7,350	45,964
Class I shares	1,379	3,836
Shares redeemed:
Class A shares	(872,779)	(1,088,889)
Class C shares	(234,491)	(213,577)
Class I shares	(5,300)	(2,028)
Total capital share activity	871,584	658,819

See notes to financial statements.

aggressive allocation fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets	2010	2009
Operations:
Net investment income	$272,242	$483,601
Net realized gain (loss)	(1,323,550)	(1,992,919)
Change in unrealized appreciation (depreciation)	5,062,653	(43,521)

Increase (Decrease) in Net Assets
Resulting From Operations	4,011,345	(1,552,839)

Distributions to shareholders from:
Net investment income:
Class A shares	(278,521)	(399,484)
Class C shares	(46,455)	(41,681)
Class I shares	(5)	(8)
Net realized gain:
Class A shares	—	(1,391,004)
Class C shares	—	(224,716)
Class I shares	—	(27)
Total distributions	(324,981)	(2,056,920)

Capital share transactions:
Shares sold:
Class A shares	10,383,948	9,047,343
Class C shares	2,141,584	2,293,592
Reinvestment of distributions:
Class A shares	264,841	1,719,545
Class C shares	41,061	226,518
Class I shares	5	35
Redemption fees:
Class A shares	133	170
Class C shares	525	394
Shares redeemed:
Class A shares	(7,088,093)	(5,939,885)
Class C shares	(1,876,181)	(1,327,696)
Total capital share transactions	3,867,823	6,020,016

Total Increase (Decrease) in Net Assets	7,554,187	2,410,257

Net Assets
Beginning of year	52,752,811	50,342,554
End of year (including undistributed net
investment income of $0 and $42,428, respectively)	$60,306,998	$52,752,811

See notes to financial statements.

aggressive allocation fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	September 30,	September 30,
Capital Share Activity	2010	2009
Shares sold:
Class A shares	773,899	827,100
Class C shares	167,164	218,145
Reinvestment of distributions:
Class A shares	19,691	169,358
Class C shares	3,195	23,082
Class I shares	—	3
Shares redeemed:
Class A shares	(531,155)	(540,570)
Class C shares	(146,477)	(123,738)
Total capital share activity	286,317	573,380

See notes to financial statements.

Notes to Financial Statements

Note A — Significant Accounting Policies

General: The Calvert Conservative Allocation Fund, Calvert Moderate Allocation Fund, and Calvert Aggressive Allocation Fund (the “Funds”), each a series of the Calvert Social Investment Fund, are registered under the Investment Company Act of 1940 as non-diversified, open-end management investment companies. The operations of each series are accounted for separately. The Funds invest primarily in a combination of other Calvert equity and fixed income funds (the “Underlying Funds”). Each Fund offers Class A and Class C shares. Effective January 31, 2008, Moderate and Aggressive began to offer Class I shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class C shares are sold without a front-end sales charge. With certain exceptions, the Funds will impose a deferred sales charge on shares sold within one year of purchase. Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges and (c) class-specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). Investments in the Underlying Funds are valued at their net asset value each business day. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Trustees.

The Fund utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the year. For additional information on the Funds’ policy regarding valuation of investments, please refer to the Funds’ most recent prospectus.

The following is a summary of the inputs used to value the Funds’ net assets as of September 30, 2010:

Conservative	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Mutual Funds	$40,987,047	-	-	$40,987,047
TOTAL	$40,987,047	-	-	$40,987,047
Moderate	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Mutual Funds	$115,699,754	-	-	$115,699,754
TOTAL	$115,699,754	-	-	$115,699,754
Aggressive	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Mutual Funds	$60,343,815	-	-	$60,343,815
TOTAL	$60,343,815	-	-	$60,343,815

Security Transactions and Net Investment Income: Security transactions, normally shares of the Underlying Funds, are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets. Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include any expenses associated with the Underlying Funds.

Distributions to Shareholders: Distributions to shareholders are recorded by the Funds on ex-dividend date. Dividends from net investment income are paid quarterly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Funds’ capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Funds charge a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within seven days for Class I shares). The redemption fee is paid to the Class of the Fund from which the redemption is made and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Funds have an arrangement with their custodian bank whereby the custodian’s fees may be paid indirectly by credits earned on each Fund’s cash on deposit with the bank. These credits are used to reduce the Fund’s expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements: In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”.  ASU 2010-06 will require reporting entities to make new disclosures about amount and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures.  The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures, which are effective for fiscal years beginning after December 15, 2010.  At this time, management is evaluating the implications of ASU No. 2010-06 disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures and its impact on the financial statements has not been determined.

Note B — Related Party Transactions

Calvert Asset Management Company, Inc. (the “Advisor”) is wholly-owned by Calvert Group, Ltd. (“Calvert”), which is indirectly wholly owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services for the Funds and the Underlying Funds in which the Funds invest. The Advisor also pays the salaries and fees of officers and Trustees of the Funds who are employees of the Advisor or its affiliates. The Funds do not pay advisory fees to the Advisor for performing investment advisory services. The Advisor, however, will receive advisory fees from managing the Underlying Funds. At year end, $2,595, $22,921 and $825 was payable to the Advisor from Conservative, Moderate and Aggressive, respectively, for operating expenses paid by the Advisor during September 2010.

The Advisor has contractually agreed to limit direct ordinary operating expenses through January 31, 2011. The contractual expense cap is .44%, .80%, and .43% for Class A shares of Conservative, Moderate, and Aggressive, respectively. The contractual expense cap is 2.00% for Class C shares of each Fund. The contractual expense cap is .23% for Class I Shares of both Moderate and Aggressive. This expense limitation does not include the Underlying Fund expenses indirectly incurred by the Funds. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor’s obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company (“CASC”), an affiliate of the Advisor, provides administrative services to the Funds for an annual fee. Class A, Class C and Class I of each Fund pay an annual rate of .15%, based on their average daily net assets. Under the terms of the agreement, $4,972, $13,958 and $7,282 was payable at year end for Conservative, Moderate, and Aggressive, respectively.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Funds. Distribution Plans, adopted by Class A and Class C shares, allow the Funds to pay the Distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed .35% and 1.00% annually of average daily net assets of Class A and Class C, respectively, for each Fund. The amount actually paid by the Funds is an annualized fee, payable monthly of .25% and 1.00% of the Funds’ average daily net assets of Class A and Class C, respectively. Class I shares do not have Distribution Plan expenses. Under the terms of the agreement, $13,426, $35,518, and $17,086 was payable at year end for Conservative, Moderate, and Aggressive, respectively.

The Distributor received $35,142, $88,989, and $50,080 as its portion of the commissions charged on the sales of Conservative, Moderate, and Aggressive Class A shares, respectively, for the year ended September 30, 2010.

Calvert Shareholder Services, Inc. (“CSSI”), an affiliate of the Advisor, acts as shareholder servicing agent for the Funds. For its services, CSSI received fees of $12,325, $51,126 and $39,557 for the year ended September 30, 2010 for Conservative, Moderate, and Aggressive, respectively. Under the terms of the agreement, $1,197, $4,447 and $3,369 was payable at year end for Conservative, Moderate and Aggressive, respectively. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Trustee of the Funds who is not an employee of the Advisor or its affiliates receives an annual retainer of $44,000 plus a meeting fee of $2,000 for each Board meeting attended. Additional fees of up to $5,000 annually may be paid to the Board chair and Committee chairs ($10,000 for Special Equities Committee chair) and $2,500 annually may be paid to committee members, plus a committee meeting fee of $500 for each committee meeting attended. Trustee’s fees are allocated to each of the funds served.

Note C – Investment Activity

During the year, the cost of purchases and proceeds from sales of the Underlying Funds were:

	Conservative	Moderate	Aggressive
Purchases ……………………………	$13,024,040	$19,573,058	$8,379,003
Sales ………………………………	3,189,655	7,048,029	4,563,830

Capital Loss Carryforwards

Expiration Date	Conservative	Moderate	Aggressive
30-Sep-17	$2,765	$505,630	$121,097
30-Sep-18	—	244,394	2,287

Capital loss carryforwards may be utilized to offset future capital gains until expiration.

Aggressive Fund intends to elect to defer net capital losses of $95,980 incurred from November 1, 2009 through September 30, 2010 and treat them as arising in the fiscal year ending September 30, 2011.

The tax character of dividends and distributions paid during the years ended September 30, 2010 and September 30, 2009 were as follows:

Conservative
Distributions paid from:	2010	2009
Ordinary income	$735,462	$723,769
Long-term capital gain	-	295,203
Total	$735,462	$1,018,972

Moderate
Distributions paid from:	2010	2009
Ordinary income	$991,520	$1,373,474
Long-term capital gain	-	2,391,039
Total	$991,520	$3,764,513

Aggressive
Distributions paid from:	2010	2009
Ordinary income	$324,981	$441,173
Long-term capital gain	-	1,615,747
Total	$324,981	$2,056,920

As of September 30, 2010, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

	Conservative	Moderate	Aggressive
Unrealized appreciation	$1,031,066	$926,646	$206,068
Unrealized (depreciation)	(454,828)	(10,636,739)	(10,116,799)
Net unrealized appreciation/(depreciation)	$576,238	($9,710,093)	($9,910,731)
Undistributed ordinary income	$10,496	$14,110	$0
Capital loss carryforward	($2,765)	($750,024)	($123,384)
Federal income tax cost of investments	$40,410,809	$125,409,847	$70,254,546

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statements of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are mainly due to wash sales for all funds. The differences are also due to the deferral of post October losses for Aggressive.

Reclassifications, as shown in the table below, have been made to the Aggressive Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations.  These reclassifications are due to permanent book-tax differences and have no impact on net assets.  The primary permanent differences causing such reclassifications are due to excess distributions.

Aggressive
Undistributed net investment income	$10,311
Paid-in capital	(10,311)

Note D – Line of Credit

A financing agreement is in place with all Calvert Group Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .125% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Funds had no loans outstanding pursuant to this line of credit during the year ended September 30, 2010.

Note E – Subsequent Events

In preparing the financial statements as of September 30, 2010, no subsequent events or transactions occurred that would have materially impacted the financial statements as presented.

Notice to Shareholders  (Unaudited)

For the fiscal year ended September 30, 2010, in order to meet certain requirements of the Internal Revenue Code, we are advising you that certain distributions paid during the year from the following funds are designated as:

Fund Name	(a) Qualified Dividend Income %	(b) (for corporate shareholders) Dividends Received Deduction %
Conservative Allocation Fund	12.7%	7.4%
Moderate Allocation Fund	58.6%	32.6%
Aggressive Allocation Fund	100.0%	73.9%

(a) Each Fund designates the maximum amount allowable, but not less than the percentages shown above as ordinary income dividends paid during the year as qualified dividend income in accordance with Section 854 of the Internal Revenue Code.

(b) Each Fund designates the maximum amount allowable but not less than the percentages shown above of ordinary income dividends paid during the year as eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code.

Additional information will be provided to shareholders in January 2011 for use in preparing 2010 income tax returns.

conservative allocation Fund

Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2010	2009	2008
Net asset value, beginning	$14.29	$14.52	$16.45
Income from investment operations:
Net investment income	.35	.45	.62
Net realized and unrealized gain (loss)	.88	(.04)	(1.70)
Total from investment operations	1.23	.41	(1.08)
Distributions from:
Net investment income	(.35)	(.45)	(.62)
Net realized gain	—	(.19)	(.23)
Total distributions	(.35)	(.64)	(.85)
Total increase (decrease) in net asset value	.88	(.23)	(1.93)
Net asset value, ending	$15.17	$14.29	$14.52
Total return*	8.69%	3.48%	(6.90%)
Ratios to average net assets: A,B
Net investment income	2.37%	3.41%	3.92%
Total expenses	.90%	1.04%	1.07%
Expenses before offsets	.44%	.44%	.44%
Net expenses	.44%	.44%	.44%
Portfolio turnover	9%	24%	13%
Net assets, ending (in thousands)	$32,565	$23,300	$17,551

		Years Ended
		September 30,	September 30,
Class A Shares		2007	2006
Net asset value, beginning		$15.81	$15.42
Income from investment operations:
Net investment income		.55	.42
Net realized and unrealized gain (loss)		.74	.40
Total from investment operations		1.29	.82
Distributions from:
Net investment income		(.55)	(.42)
Net realized gain		(.10)	(.01)
Total distributions		(.65)	(.43)
Total increase (decrease) in net asset value		.64	.39
Net asset value, ending		$16.45	$15.81
Total return*		8.27%	5.40%
Ratios to average net assets: A,B
Net investment income		3.55%	2.91%
Total expenses		1.35%	2.62%
Expenses before offsets		.44%	.87%
Net expenses		.44%	.87%
Portfolio turnover		11%	9%
Net assets, ending (in thousands)		$12,265	$6,258

See notes to financial highlights.

conservative allocation fund
Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2010	2009	2008
Net asset value, beginning	$14.23	$14.45	$16.40
Income from investment operations:
Net investment income	.17	.26	.41
Net realized and unrealized gain (loss)	.87	(.03)	(1.72)
Total from investment operations	1.04	.23	(1.31)
Distributions from:
Net investment income	(.17)	(.26)	(.41)
Net realized gain	—	(.19)	(.23)
Total distributions	(.17)	(.45)	(.64)
Total increase (decrease) in net asset value	.87	(.22)	(1.95)
Net asset value, ending	$15.10	$14.23	$14.45
Total return*	7.39%	2.05%	(8.28%)
Ratios to average net assets: A,B
Net investment income	1.12%	1.99%	2.54%
Total expenses	1.68%	1.88%	1.85%
Expenses before offsets	1.68%	1.88%	1.85%
Net expenses	1.68%	1.88%	1.85%
Portfolio turnover	9%	24%	13%
Net assets, ending (in thousands)	$8,393	$5,747	$4,408

		Years Ended
		September 30,	September 30,
Class C Shares		2007	2006
Net asset value, beginning		$15.77	$15.40
Income from investment operations:
Net investment income		.31	.28
Net realized and unrealized gain (loss)		.73	.38
Total from investment operations		1.04	.66
Distributions from:
Net investment income		(.31)	(.28)
Net realized gain		(.10)	(.01)
Total distributions		(.41)	(.29)
Total increase (decrease) in net asset value		.63	.37
Net asset value, ending		$16.40	$15.77
Total return*		6.67%	4.28%
Ratios to average net assets: A,B
Net investment income		1.99%	1.87%
Total expenses		2.09%	3.42%
Expenses before offsets		2.00%	2.00%
Net expenses		2.00%	2.00%
Portfolio turnover		11%	9%
Net assets, ending (in thousands)		$4,036	$2,314

See notes to financial highlights.

Moderate allocation fund
Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2010	2009	2008
Net asset value, beginning	$13.94	$14.83	$18.30
Income from investment operations:
Net investment income	.16	.23	.37
Net realized and unrealized gain (loss)	.92	(.51)	(3.17)
Total from investment operations	1.08	(.28)	(2.80)
Distributions from:
Net investment income	(.15)	(.22)	(.37)
Net realized gain	—	(.39)	(.30)
Total distributions	(.15)	(.61)	(.67)
Total increase (decrease) in net asset value	.93	(.89)	(3.47)
Net asset value, ending	$14.87	$13.94	$14.83
Total return*	7.76%	(.95%)	(15.82%)
Ratios to average net assets: A,B
Net investment income	1.06%	1.85%	2.12%
Total expenses	.76%	.83%	.71%
Expenses before offsets	.76%	.80%	.71%
Net expenses	.76%	.80%	.71%
Portfolio turnover	7%	25%	5%
Net assets, ending (in thousands)	$92,913	$77,805	$74,972

		Years Ended
		September 30,	September 30,
Class A Shares		2007	2006
Net asset value, beginning		$16.81	$15.88
Income from investment operations:
Net investment income		.32	.18
Net realized and unrealized gain (loss)		1.59	.92
Total from investment operations		1.91	1.10
Distributions from:
Net investment income		(.32)	(.17)
Net realized gain		(.10)	**
Total distributions		(.42)	(.17)
Total increase (decrease) in net asset value		1.49	.93
Net asset value, ending		$18.30	$16.81
Total return*		11.46%	7.00%
Ratios to average net assets: A,B
Net investment income		1.71%	1.08%
Total expenses		.75%	1.12%
Expenses before offsets		.75%	.95%
Net expenses		.75%	.95%
Portfolio turnover		3%	5%
Net assets, ending (in thousands)		$71,746	$33,279

See notes to financial highlights.

Moderate allocation fund
Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2010	2009	2008
Net asset value, beginning	$13.79	$14.72	$18.16
Income from investment operations:
Net investment income	.05	.13	.24
Net realized and unrealized gain (loss)	.90	(.52)	(3.14)
Total from investment operations	.95	(.39)	(2.90)
Distributions from:
Net investment income	(.09)	(.15)	(.24)
Net realized gain	—	(.39)	(.30)
Total distributions	(.09)	(.54)	(.54)
Total increase (decrease) in net asset value	.86	(.93)	(3.44)
Net asset value, ending	$14.65	$13.79	$14.72
Total return*	6.95%	(1.79%)	(16.43%)
Ratios to average net assets: A,B
Net investment income	.30%	1.03%	1.38%
Total expenses	1.52%	1.60%	1.48%
Expenses before offsets	1.52%	1.60%	1.48%
Net expenses	1.52%	1.60%	1.48%
Portfolio turnover	7%	25%	5%
Net assets, ending (in thousands)	$20,883	$17,582	$16,835

		Years Ended
		September 30,	September 30,
Class C Shares		2007	2006
Net asset value, beginning		$16.69	$15.80
Income from investment operations:
Net investment income		.20	.05
Net realized and unrealized gain (loss)		1.56	.91
Total from investment operations		1.76	.96
Distributions from:
Net investment income		(.19)	(.07)
Net realized gain		(.10)	**
Total distributions		(.29)	(.07)
Total increase (decrease) in net asset value		1.47	.89
Net asset value, ending		$18.16	$16.69
Total return*		10.62%	6.08%
Ratios to average net assets: A,B
Net investment income		.97%	.07%
Total expenses		1.50%	1.95%
Expenses before offsets		1.50%	1.94%
Net expenses		1.50%	1.94%
Portfolio turnover		3%	5%
Net assets, ending (in thousands)		$17,564	$8,508

See notes to financial highlights.

Moderate allocation fund
Financial Highlights

	Periods Ended
	September 30,	September 30,	September 30,
Class I Shares	2010	2009	2008 ###
Net asset value, beginning	$13.99	$14.88	$16.73
Income from investment operations:
Net investment income	.23	.30	.13
Net realized and unrealized gain (loss)	.92	(.51)	(1.85)
Total from investment operations	1.15	(.21)	(1.72)
Distributions from:
Net investment income	(.22)	(.29)	(.13)
Net realized gain	—	(.39)	—
Total distributions	(.22)	(.68)	(.13)
Total increase (decrease) in net asset value	.93	(.89)	(1.85)
Net asset value, ending	$14.92	$13.99	$14.88
Total return*	8.29%	(.38%)	(10.34%)
Ratios to average net assets: A,B
Net investment income	1.37%	2.45%	2.04% (a)
Total expenses	1.02%	2.08%	20.84% (a)
Expenses before offsets	.23%	.23%	.23% (a)
Net expenses	.23%	.23%	.23% (a)
Portfolio turnover	7%	25%	4%
Net assets, ending (in thousands)	$1,791	$927	$960

See notes to financial highlights.

Aggressive allocation Fund

Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2010	2009	2008
Net asset value, beginning	$13.03	$14.45	$19.00
Income from investment operations:
Net investment income	.09	.15	.23
Net realized and unrealized gain (loss)	.90	(1.00)	(4.21)
Total from investment operations	.99	(.85)	(3.98)
Distributions from:
Net investment income	(.08)	(.12)	(.21)
Net realized gain	—	(.45)	(.36)
Total distributions	(.08)	(.57)	(.57)
Total increase (decrease) in net asset value	.91	(1.42)	(4.55)
Net asset value, ending	$13.94	$13.03	$14.45
Total return*	7.61%	(4.67%)	(21.59%)
Ratios to average net assets: A,B
Net investment income	.66%	1.35%	1.27%
Total expenses	.92%	1.06%	.87%
Expenses before offsets	.43%	.43%	.43%
Net expenses	.43%	.43%	.43%
Portfolio turnover	8%	15%	4%
Net assets, ending (in thousands)	$52,132	$45,307	$43,632

		Years Ended
		September 30,	September 30,
Class A Shares		2007	2006
Net asset value, beginning		$16.91	$15.62
Income from investment operations:
Net investment income		.22	.03
Net realized and unrealized gain (loss)		2.16	1.31
Total from investment operations		2.38	1.34
Distributions from:
Net investment income		(.21)	(.05)
Net realized gain		(.08)	—
Total distributions		(.29)	(.05)
Total increase (decrease) in net asset value		2.09	1.29
Net asset value, ending		$19.00	$16.91
Total return*		14.18%	8.59%
Ratios to average net assets: A,B
Net investment income (loss)		.96%	(.11%)
Total expenses		.98%	2.08%
Expenses before offsets		.43%	.83%
Net expenses		.43%	.83%
Portfolio turnover		2%	9%
Net assets, ending (in thousands)		$44,004	$15,170

See notes to financial highlights.

Aggressive allocation Fund

Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2010	2009	2008
Net asset value, beginning	$12.49	$14.02	$18.63
Income from investment operations:
Net investment income (loss)	(.08)	(.01)	.02
Net realized and unrealized gain (loss)	.85	(.99)	(4.12)

Total from investment operations	.77	(1.00)	(4.10)
Distributions from:
Net investment income	(.08)	(.08)	(.15)
Net realized gain	—	(.45)	(.36)
Total distributions	(.08)	(.53)	(.51)

Total increase (decrease) in net asset value	.69	(1.53)	(4.61)
Net asset value, ending	$13.18	$12.49	$14.02

Total return*	6.14%	(6.06%)	(22.62%)

Ratios to average net assets: A,B
Net investment income (loss)	(.66%)	(.19%)	(.01%)

Total expenses	1.77%	1.94%	1.72%

Expenses before offsets	1.77%	1.92%	1.72%
Net expenses	1.77%	1.92%	1.72%

Portfolio turnover	8%	15%	4%

Net assets, ending (in thousands)	$8,174	$7,445	$6,709

		Years Ended
		September 30,	September 30,
Class C Shares		2007	2006
Net asset value, beginning		$16.74	$15.59
Income from investment operations:
Net investment income (loss)		**	(.11)
Net realized and unrealized gain (loss)		2.09	1.27
Total from investment operations		2.09	1.16
Distributions from:
Net investment income		(.12)	(.01)
Net realized gain		(.08)	—
Total distributions		(.20)	(.01)
Total increase (decrease) in net asset value		1.89	1.15
Net asset value, ending		$18.63	$16.74

Total return*		12.56%	7.43%

Ratios to average net assets: A,B
Net investment income (loss)		(.32%)	(1.24%)

Total expenses		1.77%	3.04%

Expenses before offsets		1.77%	2.00%
Net expenses		1.77%	2.00%

Portfolio turnover		2%	9%

Net assets, ending (in thousands)		$7,605	$3,240

See notes to financial highlights.

Aggressive allocation fund

Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class I Shares	2010	2009	2008 ###
Net asset value, beginning	$13.06	$14.46	$16.73
Income from investment operations:
Net investment income	.12	.18	.03
Net realized and unrealized gain (loss)	.90	(.99)	(2.30)
Total from investment operations	1.02	(.81)	(2.27)
Distributions from:
Net investment income	(.08)	(.14)	—
Net realized gain	—	(.45)	—
Total distributions	(.08)	(.59)	—
Total increase (decrease) in net asset value	.94	(1.40)	(2.27)
Net asset value, ending	$14.00	$13.06	$14.46
Total return*	7.83%	(4.41%)	(13.57%)
Ratios to average net assets: A,B
Net investment income	.89%	1.59%	.30% (a)
Total expenses	1,348%	2,098.82%	1,924.45% (a)
Expenses before offsets	.23%	.23%	.23% (a)
Net expenses	.23%	.23%	.23% (a)
Portfolio turnover	8%	15%	2%
Net assets, ending (in thousands)	$1	$1	$1

See notes to financial highlights.

See notes to financial highlights.

A       Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

B       Amounts do not include the activity of the underlying funds.

(a)     Annualized.

*        Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

**       Less than $.01 per share.

###    From January 31, 2008 inception.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date -values.

Statement of Operations

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor (not applicable to the Asset Allocation Funds), administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Trustee and Officer Information Table

				# of Calvert Portfolios Overseen	Other Directorships
Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years
INDEPENDENT TRUSTEES/DIRECTORS
REBECCA L. ADAMSON AGE: 61	Trustee Director Director Director	1989 CSIF 2000 IMPACT 2000 CSIS 2005 CWVF	President of the national nonprofit, First People’s Worldwide, formerly First Nations Financial Project. Founded by her in 1980, First People’s Worldwide is the only American Indian alternative development institute in the country.	17	• Bay & Paul Foundation
RICHARD L. BAIRD, JR. AGE: 62	Trustee & Chair Director & Chair Director & Chair Director & Chair	1982 CSIF 2000 CSIS 2005 CWVF 2005 Impact	President and CEO of Adagio Health Inc. in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	29	None
JOHN G. GUFFEY, JR. AGE: 62	Director Trustee Director Director	1992 CWVF 1982 CSIF 2000 CSIS 2005 IMPACT	Treasurer and Director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003) and President of Aurora Press Inc., a privately held publisher of trade paperbacks.	29	• Ariel Funds (3) • Calvert Social Investment Foundation • Calvert Ventures, LLC
MILES DOUGLAS HARPER, III AGE: 47	Director Trustee Director Director	2000 Impact 2005 CSIF 2005 CSIS 2005 CWVF	Partner, Gainer Donnelly & Desroches (public accounting firm) since January 1999.	17	• Bridgeway Funds (14)

JOY V. JONES AGE:60	Director Trustee Director Director	2000 Impact 1990 CSIF 2000 CSIS 2005 CWVF	Attorney.	17	• Director, Conduit Street Restaurants Limited
TERRENCE J. MOLLNER, Ed.D. AGE: 65	Director Trustee Director Director	1992 CWVF 1982 CSIF 2000 CSIS 2005 IMPACT	Founder, Chairperson, and President of Trusteeship Institute, Inc., a diverse foundation known principally for its consultation to corporations converting to cooperative employee-ownership and the development of socially and spiritually responsible investment vehicles. Chairperson, Stakeholders Capital, Inc., an asset management firm and financial services provider in Amherst, MA.	17	• Calvert Social Investment Foundation • Ben & Jerry's Homemade, Inc. • ArtNOW, Inc. • Yourolivebranch.org
SYDNEY AMARA MORRIS AGE: 61	Trustee Director Director Director	1982 CSIF 2000 CSIS 2005 CWVF 2005 IMPACT	Rev. Morris currently serves as Parish Minister to the Keweenaw Unitarian Universalist Fellowship in Houghton, MI. Rev. Morris is a graduate of Harvard Divinity School. She currently chairs the Umbrian Universalist Committee on Socially Responsible Investing.	17	None

INTERESTED TRUSTEES/DIRECTORS
BARBARA J. KRUMSIEK AGE: 58	Director & President Trustee & Senior Vice President Director & Senior Vice President Director & President	1997 CWVF 1997 CSIF 2000 CSIS 2000 Impact	President, Chief Executive Officer and Chair of Calvert Group, Ltd.	51	• Calvert Social Investment Foundation • Pepco Holdings, Inc. • Acacia Life Insurance Company (Chair)
D. WAYNE SILBY, Esq. AGE: 62	Director Trustee & President Director & President Director	1992 CWVF 1982 CSIF 2000 CSIS 2000 Impact	Mr. Silby is the founding Chair of the Calvert Funds. He is the Chair-Elect and a principal of Syntao.com, a Beijing-based company promoting corporate social responsibility. He was an officer and director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003).	29	• UNIFI Mutual Holding Company • Calvert Social Investment Foundation • Giving Assets, Inc. • Studio School Fund • Syntao.com China • The Ice Organization
OFFICERS
KAREN BECKER AGE: 57	Chief Compliance Officer	2005	Chief Compliance Officer for the Calvert Funds. In March 2009, Ms. Becker also became Head of the Securities Operations Department for Calvert Asset Management Company, Inc.
SUSAN WALKER BENDER, Esq. AGE: 51	Assistant Vice-President & Assistant Secretary	1988 CSIF 2000 CSIS 1992 CWVF 2000 Impact	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
JENNIFER BERG AGE: 36	Assistant Fund Controller	2009	Fund Administration Manager for Calvert Group, Ltd.
THOMAS DAILEY AGE: 46	Vice President	2004	Vice President of Calvert Asset Management Company, Inc.

IVY WAFFORD DUKE, Esq. AGE: 42	Assistant Vice-President & Assistant Secretary	1996 CSIF 2000 CSIS 1996 CWVF 2000 Impact	Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Group, Ltd., and Chief Compliance Officer for Calvert Asset Management Company, Inc. and Calvert Distributors, Inc.
PATRICK FAUL AGE: 45	Vice President	2010

Vice President of Calvert Asset Management Company, Inc. (“CAMCO”) since 2008, and Head of Credit Research for CAMCO since 2009. Prior to 2009, Mr. Faul was Co-Head of Credit Research (2008) and a Senior Securities Analyst (prior to 2008) for CAMCO.

TRACI L. GOLDT AGE: 36	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 60	Vice President	2004	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA AGE: 45	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Group, Ltd.
LANCELOT A. KING, Esq. AGE: 40	Assistant Vice President & Assistant Secretary	2002	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
EDITH LILLIE AGE: 53	Assistant Secretary	2007	Assistant Secretary (since 2007) and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 47	Assistant Vice President & Assistant Secretary	2007	Assistant Vice President, Assistant Secretary, and Assistant Counsel Compliance of Calvert Group, Ltd.
JANE B. MAXWELL Esq. AGE: 58	Assistant Vice President & Assistant Secretary	2005	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd.

ANDREW K. NIEBLER, Esq. AGE: 43	Assistant Vice President & Assistant Secretary	2006	Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Group, Ltd.
CATHERINE P. ROY AGE: 54	Vice President	2004	Senior Vice President of Calvert Asset Management Company, Inc. and Chief Investment Officer – Fixed Income.
WILLIAM M. TARTIKOFF, Esq. AGE: 63	Vice President and Secretary	1990 CSIF 2000 CSIS 1992 CWVF 2000 Impact	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
NATALIE TRUNOW AGE: 42	Vice resident	2008

Senior Vice President of Calvert Asset Management Company, Inc., and Chief Investment Officer -Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

RONALD M. WOLFSHEIMER CPA AGE: 58	Treasurer	1982 CSIF 2000 CSIS 1992 CWVF 2000 Impact	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd.

MICHAEL V. YUHAS JR., CPA AGE: 49	Fund Controller	1999 CSIF 2000 CSIS 1999 CWVF 2000 Impact	Vice President of Calvert Administrative Services Company.

The address of Trustees/Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby’s address is 1715 18th Street, N.W., Washington, DC  20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund’s advisor and certain affiliates.  Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund’s advisor.

Additional information about the Fund’s Trustees/Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI at www.calvert.com, or by contacting your broker, or the Fund at 1-800-368-2745.

To Open an Account

800-368-2748

Yields and Prices

Calvert Information Network

(24 hours, 7 days a week)

800-368-2745

Service for Existing Account

Shareholders: 800-368-2745

Brokers: 800-368-2746

TDD for Hearing Impaired

800-541-1524

Branch Office

4550 Montgomery Avenue

Suite 1000 North

Bethesda, Maryland 20814

Registered, Certified

or Overnight Mail

Calvert Group

c/o BFDS,

330 West 9th Street

Kansas City, MO 64105

Web Site

www.calvert.com

Principal Underwriter

Calvert Distributors, Inc.

4550 Montgomery Avenue

Suite 1000 North

Bethesda, Maryland 20814

Calvert

Asset

Allocation Funds

Calvert’s

Family of Funds

Tax-Exempt Money
Market Funds

CTFR Money Market Portfolio

Taxable Money Market Funds

First Government Money Market Fund

CSIF Money Market Portfolio

Municipal Funds

Calvert Tax-Free Bond Fund

Taxable Bond Funds

CSIF Bond Portfolio

Income Fund

Short Duration Income Fund

Long-Term Income Fund

Ultra-Short Income Fund

Government Fund

Short-Term Government Fund

High Yield Bond Fund

Equity Funds

CSIF Enhanced Equity Portfolio

CSIF Equity Portfolio

Calvert Large Cap Growth Fund

Calvert Large Cap Value Fund

Calvert Social Index Fund

Capital Accumulation Fund

CWV International Equity Fund

New Vision Small Cap Fund

Small Cap Value Fund

Mid Cap Value Fund

Global Alternative Energy Fund

Global Water Fund

International Opportunities Fund

Balanced and Asset

Allocation Funds

CSIF Balanced Portfolio

Calvert Conservative Allocation Fund

Calvert Moderate Allocation Fund

Calvert Aggressive Allocation Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745 or visit www. calvert.com.

Item 2.  Code of Ethics.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer and principal financial officer (also referred to as “principal accounting officer”).

(b) No information need be disclosed under this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e) Not applicable.

(f) The registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3.  Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that Miles D. Harper, III, an "independent" Trustee serving on the registrant's audit committee, is an "audit committee financial expert," as defined in Item 3 of Form N-CSR.  Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services.

Services fees paid to auditing firm:

	Fiscal Year ended 9/30/10		Fiscal Year ended 9/30/09
	$	%*	$	% *

(a) Audit Fees	$130,680		$120,450
(b) Audit-Related Fees	$0	0%	$0	0%
(c) Tax Fees (tax return preparation and filing for the registrant)	$23,980	0%	$22,748	0%
(d) All Other Fees	$0	0%	$0	0%

Total	$154,660	0%	$143,198	0%

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve)

(e)  Audit Committee pre-approval policies and procedures:

The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant.  In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors.  The Committee may delegate its authority to pre-approve certain matters to one or more of its members.  In this regard, the Committee has delegated authority jointly to the Audit Committee Chair together with another Committee member with respect to non-audit services not exceeding $25,000 in each instance.  In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment advisor in each instance.

(f) Not applicable.

(g) Aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

Fiscal Year ended 9/30/10		Fiscal Year ended 9/30/09
$	%*	$	% *
$11,000	0%*	$26,000	0%*

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve)

(h) The registrant’s Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre- approved pursuant to paragraph (c) (7)(ii) of Rule 2-01 of Reg. S-X is compatible with maintaining the principal accountant’s independence and found that the provision of such services is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

(a)    This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

No material changes were made to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees since registrant last provided disclosure in response to this Item.

Item 11.  Controls and Procedures.

(a)        The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-

3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b)        There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)   A copy of the Registrant’s Code of Ethics.

            Attached hereto.

(a)(2)  A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3)   Not applicable.

(b)        A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto.  The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.  Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT SOCIAL INVESTMENT FUND

By:       /s/  Barbara J. Krumsiek

            Barbara J. Krumsiek

            Senior Vice President -- Principal Executive Officer

Date: December 01, 2010

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

            /s/  Barbara J. Krumsiek

            Barbara J. Krumsiek

            Senior Vice President -- Principal Executive Officer

Date: December 01, 2010

/s/ D. Wayne Silby

            D. Wayne Silby

            President -- Principal Executive Officer

Date: December 01, 2010

            /s/  Ronald M. Wolfsheimer

            Ronald M. Wolfsheimer

            Treasurer -- Principal Financial Officer

Date: December 01, 2010